------------------------------------------------------------
--------------------
A N N U A L  R E P O R T
============================================================
====================

1997
1997
1997        [PHOTO]
1997
1997

            Smith Barney
            Muni Funds
            Florida Portfolio
            ---------------------------
            March 31, 1997

     [LOGO] Smith Barney Mutual Funds
            Investing for your future.
            Everyday.

-----------------------
   Florida Portfolio
-----------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith
Barney Muni Funds -
Florida Portfolio for the year ended March 31, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by the Portfolio during this time. A detailed summary of performance and current holdings for the Portfolio can be found in the appropriate sections that follow.

Portfolio's Performance and Investment Strategy

For the year ended March 31, 1997, the Florida Portfolio generated a total return of 5.44% for Class A shares which compares favorably with its Lipper
Analytical Services, Inc. peer group average of 4.75%.
(Lipper Analytical
Services, Inc. is a major fund tracking organization.)

During the reporting period, we maintained the Florida
Portfolio's high
credit-quality, good call protection and broad sector diversification. In our view, this investment strategy should provide investors with a steady stream of income while at the same time helping to reduce the fluctuation of the
Portfolio's net asset value.

With respect to its credit quality, the Florida Portfolio had 99% of its assets invested in investment-grade securities. (An investment-grade security is a security with a rating of BBB/Baa or better from Standard &
Poor's Corporation
or Moody's Investors Services, Inc. or deemed to be comparable by the Fund's
Manager). In addition, approximately 53% of the Portfolio had a triple-A rating.

As of March 31, 1997, the Florida Portfolio's average weighted maturity was just over 21 years. The three largest sectors of the broadly diversified Portfolio were transportation (11.7%), multi-family housing (10.8%)
and hospitals (10.4%)
because we believe these issues represented good value.

Market and Economic Overview

The U.S. bond market experienced considerable volatility throughout the year ended March 31, 1997. In early 1996, a significant bond market sell-off was precipitated by a pick-up in inflationary fears that was caused by unexpected strength in the U.S. economy and concerns that the Federal
Reserve Board ("Fed")
would tighten rates in response. In retrospect, those concerns were unfounded because Fed monetary policy did not change throughout 1996.
In fact, as U.S.
economic growth moderated and concerns about Fed tightening eased, bond prices improved significantly.

After his now infamous remarks regarding "irrational exuberance" in the stock market in December, Fed Chairman Alan Greenspan continued to warn investors about the possible re-emergence of higher inflation in the U.S. economy. In response to a steady stream of strong economic reports, the Fed raised the federal funds rate by 25 basis points, or 0.25% in late March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)

Florida Economic Highlights

Florida's economy continues to exhibit strong growth, although the pace of growth has slowed somewhat over the past year. So far in 1997, the unemployment rate has remained below 6%. Florida's economic growth has been fueled by robust tourist growth, increasing trade with Latin and South
America, more businesses
relocating to the Sunshine State due to its relatively low costs and the appreciation of stocks and bonds owned by its large population of retirees.

As a result of the impressive growth, Florida's general obligation bonds remain highly rated. We continue to be bullish on the state's economy. We expect it to stay a national economic leader for well into the next century. And because of the state's excellent quality of life, favorable climate, affordable housing and pro-business environment, it should continue to attract record numbers of people and businesses. Moreover, Florida has become a crucial link between the United
States and the growing economies of Latin and South America, and that should further propel its rate of economic growth going forward.

Municipal Bond Market Update

Despite the challenges faced by fixed income markets, municipal bonds have continued to deliver competitive performance with less overall volatility relative to U.S. government bonds. In our opinion, the municipal bond market continues to be driven primarily by many investors who may be concerned with the recent historically high value of the stock market. As the equity market has grown more turbulent, many investors have gravitated toward bonds in an effort to rebalance their portfolios. In our opinion, this increased demand combined with light supply, has tended to support municipal bond prices.

While we expect continued Fed vigilance and possibly more increases in short-term rates, we remain optimistic about select Florida municipal bonds because of the state's economic clout. In fact, we view the recent rise in market yields as an opportunity to extend the Portfolio's call protection without sacrificing a lot of coupon income or substantially increasing its downside risk. In our opinion, supply and demand, ongoing
Fed vigilance and
attractive after-tax returns continue to make a compelling case for municipal bonds.

Thank you for investing in the Smith Barney Muni Funds -
Florida Portfolio. We
look forward to helping you achieve your goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Peter M. Coffey

Heath B. McLendon                   Peter M. Coffey
Chairman                            Vice President

April 18, 1997

------------------------------------------------------------
--------------------
Historical Performance -- Class A Shares
------------------------------------------------------------
--------------------

                           Net Asset Value
                           ----------------
                           Beginning End of  Income
Capital Gain    Total
Year Ended                  of Year   Year  Dividends
Distributions  Returns(1)
============================================================
====================
3/31/97                     $13.24   $13.16   $ 0.73    $
0.05         5.44%
------------------------------------------------------------
--------------------
3/31/96                      12.89    13.24     0.74
0.00         8.65
------------------------------------------------------------
--------------------
3/31/95                      12.82    12.89     0.76
0.00         6.77
------------------------------------------------------------
--------------------
3/31/94                      13.21    12.82     0.77
0.00         2.75
------------------------------------------------------------
--------------------
3/31/93                      12.32    13.21     0.80
0.01        14.21
------------------------------------------------------------
--------------------
Inception* - 3/31/92         12.00    12.32     0.70
0.00         8.70+
============================================================
====================
Total                                         $ 4.50    $
0.06
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class B Shares
------------------------------------------------------------
--------------------

                           Net Asset Value
                           ----------------
                           Beginning End of  Income
Capital Gain    Total
Year Ended                  of Year   Year  Dividends
Distributions  Returns(1)
============================================================
====================
3/31/97                     $13.23   $13.14   $ 0.68   $
0.05          4.91%
------------------------------------------------------------
--------------------
3/31/96                      12.89    13.23     0.69
0.00          8.09
------------------------------------------------------------
--------------------
Inception* - 3/31/95         11.91    12.89     0.29
0.00         10.77+
============================================================
====================
Total                                         $ 1.66   $
0.05
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class C Shares
------------------------------------------------------------
--------------------

                           Net Asset Value
                           ----------------
                           Beginning End of  Income
Capital Gain    Total
Year Ended                  of Year   Year  Dividends
Distributions  Returns(1)
============================================================
====================
3/31/97                     $13.22   $13.14    $0.67
$0.05          4.94%
------------------------------------------------------------
--------------------
3/31/96                      12.89    13.22     0.68
0.00          7.96
------------------------------------------------------------
--------------------
3/31/95                      12.81    12.89     0.67
0.00          6.12
------------------------------------------------------------
--------------------
3/31/94                      13.20    12.81     0.68
0.00          2.05
------------------------------------------------------------
--------------------
Inception* - 3/31/93         12.86    13.20     0.18
0.00          4.05+
============================================================
====================
Total                                          $2.88
$0.05
============================================================
====================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

------------------------------------------------------------
--------------------
Average Annual Total Return
------------------------------------------------------------
--------------------

                                                     Without
Sales Charge(1)
                                                  ----------
-------------------
                                                    Class A
Class B   Class C
============================================================
====================
Year Ended 3/31/97                                   5.44%
4.91%    4.94%
------------------------------------------------------------
--------------------
Five Years Ended 3/31/97                             7.50
N/A      N/A
------------------------------------------------------------
--------------------
Inception* through 3/31/97                           7.69
6.58     4.82
============================================================
====================

                                                      With
Sales Charge(2)
                                                   ---------
-------------------
                                                    Class A
Class B   Class C
============================================================
====================
Year Ended 3/31/97                                   1.24%
0.44%    3.95%
------------------------------------------------------------
--------------------
Five Years Ended 3/31/97                             6.63
N/A      N/A
------------------------------------------------------------
--------------------
Inception* through 3/31/97                           6.96
5.41     4.82
============================================================
====================

------------------------------------------------------------
--------------------
Cumulative Total Return
------------------------------------------------------------
--------------------

                                                    Without
Sales Charge(1)
============================================================
====================
Class A (Inception* through 3/31/97)
56.01%
------------------------------------------------------------
--------------------
Class B (Inception* through 3/31/97)
16.33
------------------------------------------------------------
--------------------
Class C (Inception* through 3/31/97)
22.07
============================================================
====================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class
B shares reflect the
     deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.
     Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*    Inception dates for Class A, B and C shares are April
2, 1991, November 16,
     1994 and January 5, 1993 respectively.

+    Total return is not annualized, as it may not be
representative of the
     total return for the year.

------------------------------------------------------------
--------------------
Historical Performance (unaudited)
------------------------------------------------------------
--------------------

                 Growth of $10,000 Invested in Class A
Shares of
                            the Florida Portfolio vs.
                             Lehman Long Bond Index+
------------------------------------------------------------
--------------------
                            April 1991 -- March 1997

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE
PRINTED MATERIAL]

                  Florida Portfolio           Lehman Long
Bond Index

4/2/91                $ 9,600                       $10,000
3/92                   10,410                        11,139
3/93                   11,857                        12,768
3/94                   12,156                        12,915
3/95                   12,961                        14,081
3/96                   14,084                        15,153
3/31/97                14,862                        16,108

+    Hypothetical illustration of $10,000 invested in Class
A shares at
     inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November
6, 1994, and
     thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 1997. The Lehman Long Bond
Index is a broad based,
     total return index, comprised of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities
(greater than twenty-two
     years) and are selected from issues larger than $50 million dated since
     January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the
     Portfolio's other classes may be greater or less than the Class A shares'
     performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

------------------------------------------------------------
--------------------
Schedule of Investments
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
================================
Education -- 3.0%
  $ 1,510,000  Baa3*    Palm Bay Lease Revenue Refunding,
Education and
                           Research, Series A, 6.850% due
9/1/13                  $1,547,750
      430,000  Baa3*    Pensacola Junior College Foundation,
Educational
                           Facilities Revenue, Acquisition &
Improvement,
                           LOC Bank of Toyko, 7.125% due
7/1/09                     474,075
                        Volusia County Educational
Facilities Authority Revenue,
                           Embry Riddle Aeronautical
University:
      500,000  AAA          CONNIE LEE-Insured, 6.500% due
10/15/15                  525,625
    2,875,000  Baa2*        Series A, 6.125% due 10/15/16
2,875,000
------------------------------------------------------------
--------------------------------

5,422,450
------------------------------------------------------------
--------------------------------
Escrowed to Maturity (a) -- 7.7%
      545,000  AAA      Altamonte Springs Health Facilities
Authority Hospital
                           Revenue, Adventist Health System,
13.000% due 10/1/01     646,506
      685,000  Aaa*     Bay County Hospital Revenue, (Bay
Medical Center Project),
                           6.875% due 10/1/99
723,531
                        Bradford County Health Facilities
Authority Revenue,
                           (Santa Fe Healthcare Facilities
Project):
    1,000,000  AAA          6.000% due 11/15/09
1,030,000
      860,000  AAA          6.050% due 11/15/16
881,500
      285,000  AAA      Cape Coral Health Facilities
Authority Hospital Revenue,
                           (Cape Coral Medical Center
Project), 8.125% due 11/1/08   317,419
    3,000,000  AAA      Escambia County HFA,  Multi-Family
Housing Revenue,
                           Gensis Healthcare, FGIC-Insured,
Principal
                           Custodial Receipts, zero coupon
due 10/15/18              832,500
    1,500,000  Aaa*     Escambia County Water and Sewer
District IV Revenue,
                           (Escrowed with U.S. Government
Securities),
                           7.300% due 1/1/08
1,646,250
      250,000  NR       Florida State Community Service
Suburban Utilities
                           Revenue, 8.125% due 10/1/98
258,125
    1,500,000  AAA      Gainesville Utility System Revenue,
8.125% due 10/1/14(b)  1,848,750
                        Jacksonville Health Facilities
Authority Hospital Revenue:
      320,000  AAA        Methodist Hospital Project,
10.000% due 10/1/97            326,454
      180,000  AAA        St. Vincents Medical Center Inc.
Project,
                             9.125% due 1/1/03
199,125
      180,000  AAA      Lee County Justice Center Complex
Inc., Improvement
                           Revenue, Series A, MBIA-Insured,
11.125% due 1/1/11       250,875
      570,000  AAA      Orange County Health Facility
Authority Revenue,
                           Southern Adventist Hospital,
8.750% due 10/1/09           679,013
    1,045,000  AAA      Palm Beach County Health Facilities
Authority Revenue,
                           (John F. Kennedy Memorial
Hospital Inc. Project),
                           Series C, 9.500% due 8/1/13
1,325,844
      595,000  AAA      Palm Beach County Solid Waste
Authority Revenue,
                           MBIA-Insured, 10.000% due 12/1/04
714,000
    2,000,000  AAA      Port Everglades Authority Port
Improvement
                           7.125% due 11/1/16(b)
2,297,500
------------------------------------------------------------
--------------------------------

13,977,392
------------------------------------------------------------
--------------------------------

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
================================
Finance -- 1.1%
   $  485,000  AA+      Florida State Board of Education
Capital Outlay
                           Unrefunded Balance, Series A,
7.250% due 6/1/23(b)     $  526,831
      500,000  AAA      Gulf Breeze Local Government
Revenue,  FGIC-Insured,
                           7.750% due 12/1/15
548,750
    1,000,000  AA       St. Lucie County Special Assessment,
South Hutchinson
                           Island, Asset Guaranteed, 6.200%
due 11/1/25            1,011,250
------------------------------------------------------------
--------------------------------

2,086,831
------------------------------------------------------------
--------------------------------
General Obligation -- 2.2%
      500,000  NR       Brevard County Tourist Development
Tax Revenue,
                           4th Century Marlins Spring,
6.875% due 3/1/13             518,750
    1,000,000  AA+      Florida State Broward County,
10.000% due 7/1/14(b)        1,460,000
    2,300,000  A        Puerto Rico Commonwealth GO, 5.375%
due 7/1/25             2,116,000
------------------------------------------------------------
--------------------------------

4,094,750
------------------------------------------------------------
--------------------------------
Government Facilities -- 0.4%
      750,000  AAA      Florida State Department of
Corrections COP, Okeechobee
                           Correctional, AMBAC-Insured,
6.250% due 3/1/15            783,750
------------------------------------------------------------
--------------------------------
Hospital -- 10.4%
    1,750,000  BBB+     Escambia County Health Facilities
Authority Revenue,
                       (Baptist Hospital & Manor Project),
6.750% due 10/1/14      1,815,625
    2,000,000  BBB-++   Escambia Health Facilities Authority
Revenue,
                           (Azalea Trace Inc. Project),
6.100% due 1/1/19          1,917,500
                        Jacksonville Health Facilities
Authority, Hospital Revenue:
                          National Benevolent Association,
IDR, Cypress Hill
                             Village Program:
      750,000  Baa1*          6.400% due 12/1/16
750,000
    1,000,000  Baa1*          Series A, 6.250% due 12/1/26
980,000
    2,000,000  AA+            St. Luke's Hospital
Association Project,
                                FHA-Insured, 7.125% due
11/15/20                   2,160,000
      310,000  AAA            University Medical Center Inc.
Project,
                                CONNIE LEE-Insured, 6.600%
due 2/1/21                324,725
                         Lee County Hospital Board of
Directors,
                             Hospital Revenue, MBIA-Insured:
    1,000,000  AAA            9.266% due 4/1/20(c)
1,101,250
    2,000,000  AAA            Regular Linked SAVRS & RIBS,
                             6.350% due 3/26/20(c)
2,057,500
                        Orange County Health Facilities
Authority, Hospital
                           Revenue Bonds:
                            Adventist Health Systems, FSA-
Insured:
    1,500,000  AAA            6.900% due 11/15/07(c)
1,546,875
    1,000,000  AAA            Sunbelt Inc. Project, Series
B, 6.750% due 11/15/21  1,076,250
    2,000,000  AAA          Regular Linked SAVRS & RIBS,
MBIA-Insured,
                             6.416% due 10/29/21(c)
2,072,500

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
==============================
Hospital -- 10.4% (continued)
   $  815,000  BB+      Pinellas County Health Facilities
Authority, Sun Coast
                           Health System Revenue, Sun Coast
Hospital
                           Guaranteed, Series A, 8.500% due
3/1/20              $  868,994
    1,000,000  AAA      South Broward Hospital District
Revenue Bonds, Series
                           1991C, RIBS, AMBAC-Insured,
8.700% due 5/13/21(c)     1,175,000
    1,000,000  AAA      Tampa Revenue, Allegany Health
Systems, St. Joseph's
                           Health, MBIA-Insured, 6.700% due
12/1/18              1,096,250
------------------------------------------------------------
------------------------------

18,942,469
------------------------------------------------------------
------------------------------
Housing: Multi-Family -- 10.8%
                        Broward County HFA Multi-Family
Housing Revenue:
      900,000  AAA        Boardwalk Apartments Project, FNMA-
Collateralized,
                             6.200% due 8/1/16
911,250
      900,000  AAA        Tamarac Pointe Apartments Project,
GNMA-Collateralized,
                             6.250% due 7/1/26
907,875
    1,000,000  A+         Waterford Park Project, 7.200%
mandatory tender 5/1/02 1,030,590
      385,000  AAA      Clearwater Multi-Family Housing
Revenue, (Drew Gardens
                           Project), Series A, FHA-Insured,
6.500% due 10/1/25     392,700
    2,355,000  AAA      Dade County IDR Susanna Wesley
Health Center, Series A,
                           FHA-Insured, 6.625% due 7/1/30
2,452,144
                        Florida Housing Finance Agency,
Multi-Family
                          Revenue Bonds:
    1,085,000  AAA          Antigue Club Apartments, Series
A-1, AMBAC-Insured,
                             6.750% due 8/1/14(d)
1,128,400
    1,000,000  AAA          Indian Run Apartments, Series V,
AMBAC-Insured,
                             6.200% due 12/1/36
991,250
    1,500,000  AAA          Mariner Club Apartments, Series
K1,
                             6.375% due 9/1/36(d)
1,520,625
    3,000,000  A            Senior Lien, Series I-1, 6.625%
due 7/1/28(d)        3,078,750
    3,000,000  AAA          Stoddert Arms Apartments, Series
O, AMBAC-Insured,
                             6.300% due 9/1/36(d)
3,022,500
    1,000,000  BBB+         The Vinyards Project, Series H,
6.500% due 11/1/25     995,000
    1,000,000  AAA          Turtle Creek Apartments, Series
C-1, AMBAC-Insured,
                             6.200% due 5/1/36(d)
1,002,500
    1,000,000  AAA      Oceanside Housing Development
Corporation, Multi-Family
                           Mortgage Revenue, FHA-Insured,
6.875% due 2/1/20      1,041,250
    1,095,000  AAA      Southwest Housing Development
Corporation, Multi-Family
                          Housing Mortgage Revenue
Refunding, FHA-Insured,
                          6.875% due 2/1/20
1,131,956
------------------------------------------------------------
------------------------------

19,606,790
------------------------------------------------------------
------------------------------
Housing: Single-Family -- 9.9%
                        Brevard County HFA, Single-Family
Mortgage Revenue:
      750,000  Aaa*       GNMA-Collateralized, 6.600% due
9/1/16(d)                767,812
    1,000,000  Aaa*       GNMA/FNMA-Collateralized, 6.400%
due 9/1/23(d)         1,020,000

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
==============================
Housing: Single-Family -- 9.9% (continued)
                        Broward County HFA Single-Family
Mortgage Revenue:
   $  935,000  Aa*        Capital Appreciation, zero coupon
due 4/1/14          $  163,625
    1,000,000  Aaa*       GNMA/FNMA-Collateralized, 6.650%
due 8/1/21(d)         1,035,000
                        Dade County HFA Single-Family
Mortgage Revenue,
                           GNMA/FNMA Collateralized:
    1,500,000  AAA          6.700% due 4/1/28(d)
1,548,750
      355,000  Aaa*         Series B, 7.250% due 9/1/23(d)
370,531
       35,000  Aaa*         Series E, 7.000% due 3/1/24
36,444
                        Duval County HFA, Single-Family
Mortgage Revenue,
                           GNMA-Collateralized:
      110,000  AAA          8.000% due 6/1/00(d)
112,613
      730,000  Aaa*         6.700% due 10/1/26(d)
759,200
      385,000  AAA          Series A, 8.500% due 9/1/19(d)
400,881
                        Escambia County HFA Single-Family
Mortgage Revenue:
      235,000  Aaa*       GNMA-Collateralized, Series A,
7.800% due 4/1/22(d)      247,631
    2,000,000  Aaa*       Multi-County Program, Series A,
                             GNMA/FNMA-Collateralized,
6.100% due 4/1/30         1,997,500
                        Florida Housing Finance Agency:
      500,000  AA         Homeowner Mortgage, Series 2,
6.350% due 7/1/28(d)       508,125
      145,000  Aaa*       Home Ownership Revenue, Series G1,
                             GNMA-Collateralized, 7.800% due
9/1/10(d)             152,794
      445,000  A+         Residential Mortgage, Series 1,
Capital Appreciation,
                             zero coupon due 11/1/12(c)
92,338
    1,355,000  AAA        Single-Family Mortgage, Series B,
                             GNMA/FNMA-Collateralized,
6.650% due 7/1/26(d)      1,404,119
      440,000  Aaa*     Hillsborough County HFA, Single-
Family Mortgage Revenue,
                           Series A, GNMA-Collateralized,
7.700% due 4/1/23(d)     461,450
    1,000,000  AAA      Leon County HFA Single-Family
Mortgage Revenue, Multi-
                           County Program, Series B,
GNMA/FHLMC-Collateralized,
                           7.300%, due 1/1/28(d)
1,067,500
                        Orange County HFA, Single-Family
Mortgage Revenue,
                           GNMA/FNMA Mortgage Backed
Securities Program:
    1,250,000  AAA          6.750% due 10/1/18(d)
1,295,313
    1,500,000  AAA          Series A, 6.300% due 4/1/28(d)
1,522,500
      450,000  Aaa*     Palm Beach HFA, Single-Family
Mortgage Power Revenue
                           Bonds, Series A, GNMA-
Collateralized,
                           7.875% due 4/1/23(d)
452,250
    1,600,000  Aaa*     Pinnellas County HFA, Single-Family
Mortgage Revenue,
                           GNMA/FNMA-Collateralized, 6.550%
due 8/1/27(d)        1,642,000
    1,000,000  Aaa*     Virgin Islands HFA, Single-Family
Mortgage Revenue,
                           Series A, GNMA-Collateralized,
6.500% due 3/1/25(d)   1,017,500
------------------------------------------------------------
------------------------------

18,075,876
------------------------------------------------------------
------------------------------

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
==============================
Industrial Development -- 3.9%
  $ 2,105,000  NR       Homestead IDR, Community
Rehabilitation Providers
                           Program, Series A, 7.950% due
11/1/18                $2,139,206
    1,500,000  BBB-     Martin County IDA, Indiantown,
(Cogeneration Project),
                           7.875% due 12/15/25(d)
1,708,125
      500,000  NR       Northern Palm Beach County Water
Control District, Unit
                           Development No. 31, Program 1,
6.750% due 11/1/07       511,875
                        Osceola County IDA Revenue,
(Community Provider Pooled
                           Loan Program), Series A, FSA-
Insured:
      400,000  AAA          7.500% due 7/1/02
422,500
      799,000  AAA          7.750% due 7/1/10
842,945
                        Tampa Sports Authority Revenue,
(Tampa Bay
                          Arena Project), MBIA-Insured:
      500,000  AAA          6.050% due 10/1/20
521,250
    1,000,000  AAA          6.100% due 10/1/26
1,046,250
------------------------------------------------------------
------------------------------

7,192,151
------------------------------------------------------------
------------------------------
Miscellaneous -- 7.1%
    1,000,000  AAA      Dade County Aviation Facilities
Revenue, Series B,
                           MBIA-Insured, 6.600% due
10/1/22(d)                   1,063,750
    4,000,000  NR       Dade County IDR, (Miami Cerebral
Palsy Services Project),
                           8.000% due 6/1/22
4,120,000
    5,000,000  AAA      Dade County Special Obligation,
Series B, AMBAC-Insured,
                           Capital Appreciation, zero coupon
due 10/1/16         1,518,750
      500,000  BB+      Hillsborough County Aviation
Authority, Special Purpose,
                           (Delta Airlines Project), 6.800%
due 1/1/24             512,500
    1,200,000  AAA      North Springs Improvement District,
MBIA-Insured,
                           7.000% due 10/1/09
1,390,500
    2,500,000  AAA      Port Palm Beach District Revenue,
Series A, MBIA-Insured,
                           Capital Appreciation, zero coupon
due 9/1/21            556,250
    1,200,000  Baa*     Puerto Rico Housing Bank & Finance
Agency,
                           7.500% due 12/1/06
1,359,000
    1,745,000  BBB      Tampa Capital Improvement Program,
Series B,
                           8.375% due 10/1/18
1,825,706
      500,000  NR       Tampa Revenue (Florida Aquarium Inc.
Project),
                           7.750% due 5/1/27
570,625
------------------------------------------------------------
------------------------------

12,917,081
------------------------------------------------------------
------------------------------
Nursing Home -- 2.9%
    1,000,000  Aa3*     Broward County Health Facilities
Authority Revenue
                           Refunding, County Nursing Home,
LOC 91
                           Allied Irish Banks Ltd., 7.500%
due 8/15/20           1,073,750
    3,500,000  A-       Palm Beach County Health Facilities
Authority Revenue,
                           Retirement Community, 5.625% due
11/15/20             3,272,500
    1,000,000  AA       Volusia County Health Facilities
Authority Revenue,
                           (John Knox Projects), Series A,
Asset Guaranty,
                           6.000% due 6/1/17
1,007,500
------------------------------------------------------------
------------------------------

5,353,750
------------------------------------------------------------
------------------------------

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
==============================
Pollution Control -- 8.9%
  $ 2,400,000  A        Broward County Resource Recovery
Revenue,
                           (Broward Waste Energy North
Project),
                           7.950% due 12/1/08(b)
$2,610,000
    2,000,000  A+       Citrus County PCR, Florida Power
Corporation,
                           (Crystal River Project), 6.625%
due 1/1/27            2,125,000
                        Escambia County PCR, (Champion
International
                           Corporation Project):
      500,000  Baa1*        6.950% due 11/1/07
536,250
    3,500,000  Baa1*        6.900% due 8/1/22(d)
3,657,500
    2,500,000  A+       Jacksonville Sewer & Solid Waste
Disposal
                           Facilities Revenue, (Anheuser-
Busch Project),
                           5.875% due 2/1/36(d)
2,406,250
      705,000  AAA      Lee County Solid Waste Revenue, MBIA-
Insured,
                           7.000% due 10/1/11(d)
771,975
    1,000,000  Aa3*     Pinellas County PCR, Florida Power
Corporation,
                           (Anclot & Bartlow Plants
Project), 7.200%
                           due 12/1/14
1,083,750
    1,390,000  Baa2*    Putnam County Development Authority
PCR, Georgia
                           Pacific Corporation 1984, 7.000%
due 12/1/05          1,522,050
    1,500,000  AA-      St. Lucie County Solid Waste
Disposal Revenue, (Florida
                           Power & Light Co. Project),
7.150% due 2/1/23(d)      1,595,625
------------------------------------------------------------
------------------------------

16,308,400
------------------------------------------------------------
------------------------------
Pre-Refunded(e) -- 8.4%
                        Alachua County Health Facilities
Authority Revenue,
                           (Santa Fe Healthcare Facilities
Project):
      175,000  AAA          Call 11/15/00 @102, 6.875% due
11/15/02                188,562
    1,000,000  AAA          Call 11/15/00 @102, 7.600% due
11/15/13              1,115,000
    1,500,000  Aaa*     Bay County Hospital Revenue, (Bay
Medical Center
                           Project), (Call 10/1/04 @ 102),
8.000% due 10/1/12    1,796,250
    1,000,000  AAA      Broward County School Board COP,
Series 90A,
                           MBIA-Insured, (Call 7/1/00 @
102), 7.125% due 7/1/10  1,091,250
    1,750,000  A+       Charlotte County Hospital Revenue,
Bon Secours Health,
                           St. Joseph's, Series 88 A, (Call
8/15/98 @ 102),
                           8.250% due 8/15/18
1,876,875
    1,060,000  AAA      Dunedin Hospital Revenue, Mease
Health Care,
                           MBIA-Insured, (Call 11/15/01 @
102),
                           6.750% due 11/15/11
1,164,675
    1,365,000  AAA      Edgewater Water & Sewer Authority,
MBIA-Insured,
                           (Call 10/1/01 @ 102), 7.000% due
10/1/21              1,511,738
      515,000  AAA      Florida State Board of Education
Capital Outlay
                           Refunding, Series A, (Call 6/1/00
@ 102),
                           7.250% due 6/1/23(b)
563,281
    1,000,000  AAA      Florida State Turnpike Authority
Revenue, AMBAC-Insured,
                           (Call 7/1/01 @ 102), 7.200% due
7/1/11                1,110,000

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
==============================
Pre-Refunded(e) -- 8.4% (continued)
  $ 1,000,000  AAA      Lee County Capital Improvement &
Transportation
                           Facilities Revenue Bonds, Series
1991, MBIA-Insured,
                           (Call 10/1/00 @ 102), 6.500% due
10/1/21             $1,076,250
    1,000,000  AAA      Miami Sports & Exhibition Authority
Special Obligation
                           Refunding, FGIC-Insured, (Call
4/1/00 @ 102),
                           7.200% due 10/1/20
1,088,750
      835,000  AAA      Pinellas County Health Facilities
Authority, Sun Coast
                           Health System Revenue, Sun Coast
Hospital Guaranteed,
                           Series A, (Call 3/1/00 @ 102),
8.500% due 3/1/20        935,200
    1,500,000  AAA      Port of Orange Water & Sewer
Revenue, AMBAC-Insured,
                           (Call 4/1/01 @ 24.4), zero coupon
due 10/1/21           301,875
    1,000,000  AAA      St. Lucie County Sales Tax Revenue,
FGIC-Insured,
                           (Call 10/1/02 @ 102), 6.500% due
10/1/22              1,095,000
      445,000  AAA      Volusia County Airport System
Revenue, Daytona Beach
                           Regional Airport, MBIA-Insured,
(Call 10/1/00 @ 102),
                           7.000% due 10/1/21(d)
483,938
------------------------------------------------------------
------------------------------

15,398,644
------------------------------------------------------------
------------------------------
Public Facilities -- 1.2%
    1,000,000  Baa*     Miami Beach Redevelopment Tax
Increment Revenue, City
                           Center-Historic Convention,
Series B, 6.350%
                           due 12/1/22
988,750
    1,185,000  A        Puerto Rico Public Buildings
Authority Revenue,
                           Series L, 5.500% due 7/1/21
1,124,269
------------------------------------------------------------
------------------------------

2,113,019
------------------------------------------------------------
------------------------------
Short-Term (f) -- 0.4%
                        Hillsborough County IDA, PCR, (Tampa
Electric Co.
                        Project):
      200,000  VMIG 1*    4.000% due 5/15/13
200,000
      300,000  VMIG 1*    3.350% due 9/1/25
300,000
      100,000  VMIG 1*  Jacksonville County PCR, (Florida
Power & Light Co.
                           Project), 4.000% due 5/1/29
100,000
      200,000  VMIG 1*  St. Lucie County PCR, (Florida Power
& Light Co.
                           Project), 4.000% due 3/1/27
200,000
------------------------------------------------------------
------------------------------

800,000
------------------------------------------------------------
------------------------------
Transportation -- 11.7%
    1,250,000  Aa3*     Dade County Aviation Facilities
Revenue Bonds,
                           Series U, 6.750% due 10/1/06(d)
1,304,687
    2,295,000  AAA      Florida Ports Financing Community
Revenue,
                           MBIA-Insured, 5.375% due
6/1/27(d) 2,108,531 Guam
                        Airport Authority Revenue:
      750,000  BBB        Series A, 6.500% due 10/1/23
762,188
    1,000,000  BBB        Series B, 6.600% due 10/1/10(d)
1,023,750

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
==============================
Transportation -- 11.7% (continued)
  $ 1,000,000  AAA      Hillsborough County Aviation
Authority Revenue,
                           Tampa International Airport,
Series A, FGIC-Insured,
                           6.000% due 10/1/23
$ 1,013,750
    1,500,000  Aa1*     Ocean Highway and Port Authority,
Nassau County,
                           Adjustable Demand Revenue Bonds,
Series 1990,
                           LOC ABN AMRO Bank NV, 6.250%
mandatory
                           tender 12/1/02(d)
1,593,750
                        Puerto Rico Commonwealth Highway &
Transportation
                           Authority Revenue:
    2,000,000  A            Series X, 5.500% due 7/1/15
1,937,500
    2,000,000  A            Series Y, 5.000% due 7/1/36
1,707,500
                        Sanford Airport Authority IDR,
Central Florida
                           Terminals Inc. Project:
                            Series A:
    1,000,000  NR             7.500% due 5/1/15(d)
1,006,250
    2,000,000  NR             7.750% due 5/1/21(d)
2,020,000
      645,000  NR           Series C, 7.500% due 5/1/21(d)
636,131
                        Santa Rosa Bay Bridge Authority
Revenue:
    3,500,000  BBB-       6.250% due 7/1/28
3,434,375
    5,000,000  BBB-       Capital Appreciation, zero coupon
due 7/1/17           1,256,250
    1,355,000  AAA      Volusia County Airport System
Revenue,
                           Daytona Beach Regional Airport,
MBIA-Insured,
                           7.000% due 10/1/21(d)
1,446,462
------------------------------------------------------------
------------------------------

21,251,124
------------------------------------------------------------
------------------------------
Utilities -- 5.1%
    3,000,000  AAA      Escambia County Utility System
Authority Revenue
                           Bonds, FGIC-Insured, Series B,
6.250% due 1/1/15      3,221,250
                        Guam Power Authority Revenue, Series
A:
    1,500,000  BBB        5.250% due 10/1/23
1,299,375
    1,350,000  BBB        6.750% due 10/1/24
1,397,250
      930,000  BBB+     Hillsborough County Utilities
Revenue, Refunding &
                           Improvement, 7.000% due 8/1/14
989,288
    1,265,000  A1*      Jacksonville Electric Authority
Revenue Refunding,
                           St. John's River Power Park
Services Refunding,
                           Issue 2-Series 5, 6.900% due
10/1/13                  1,344,062
    1,000,000  AAA      Lakeland Electric & Water Revenue,
Jr. Sub Lien,
                           FGIC-Insured, 6.000% due 10/1/14
1,047,500
------------------------------------------------------------
------------------------------

9,298,725
------------------------------------------------------------
------------------------------

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedule of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------


      FACE
     AMOUNT   RATING                      SECURITY
VALUE
============================================================
==============================
Water & Sewer -- 4.9%
  $ 1,000,000  AAA      Coral Springs Improvement District,
Broward County
                           Water and Sewer Refunding, Series
92,
                           MBIA-Insured, 6.000% due 6/1/10
$  1,058,750
    5,000,000  AAA      Dade County Water & Sewer Systems
Revenue,
                           FGIC-Insured, 5.250% due 10/1/26
4,575,000
    1,000,000  AAA      Miramar Wastewater Improvement
Authority,
                           FGIC-Insured, 6.750% due 10/1/16
1,087,500
    2,000,000  AAA      Seminole County Water & Sewer
Refunding &
                           Improvement, MBIA-Insured, 6.000%
due 10/1/12         2,115,000
------------------------------------------------------------
------------------------------

8,836,250
------------------------------------------------------------
------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $175,440,610**)
$182,459,452
============================================================
==============================

(a)  Bonds are escrowed to maturity by U.S. Government
securities and are
     considered by the manager to be triple-A rated even if
issuer has not
     applied for new ratings.
(b)  Securities segregated by Custodian for open purchase
commitment.
(c)  Residual interest bonds - coupon varies inversely with
level of short-term
     tax-exempt interest rates.
(d)  Income from these issues is considered a preference
item for purposes of
     calculating the alternative minimum tax.
(e)  Bonds are escrowed by U.S. Government securities and
are considered by the
     manager to be triple-A rated even if issuer has not
applied for new
     ratings.
(f)  Variable rate obligation payable at par on demand at
anytime on no more
     than seven days notice.
++   Fitch Investors Services, Inc.
**   Aggregate cost for Federal income tax purposes is
substantially the same.

     See pages 16 and 17 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Bond Ratings
------------------------------------------------------------
--------------------

All ratings are by Standard & Poor's Ratings Services
("Standard & Poor's")
except those identified by an asterisk (*) are rated by Moody's Investors
Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by
Standard & Poor's.
       Capacity to pay interest and repay principal is
extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay
interest and repay
       principal and differ from the highest rated issues
only in a small
       degree.
A   -- Bonds rated "A" have a strong capacity to pay
interest and repay
       principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the
best quality. They
       carry the smallest degree of investment risk and are
generally referred
       to as "gilt edge." Interest payments are protected by
a large or by an
       exceptionally stable margin and principal is secure.
While the various
       protective elements are likely to change, such
changes as can be
       visualized are most unlikely to impair the
fundamentally strong position
       of such issues.
Aa  -- Bonds that are rated "Aa" are judged to be of high
quality by all
       standards. Together with the "Aaa" group they
comprise what are generally
       known as high grade bonds. They are rated lower than
the best bonds
       because margins of protection may not be as large as
in "Aaa" securities
       or fluctuation of protective elements may be of
greater amplitude or
       there may be other elements present which make the
long-term risks appear
       somewhat larger than in "Aaa" securities.
A   -- Bonds that are rated "A" possess many favorable
investment attributes
       and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a
susceptibility to impairment some
       time in the future.
Baa -- Bonds that are rated "Baa" are considered as medium grade obligations,
       i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR --  Indicates that the bond is not rated by Standard &
Poor's or Moody's.

------------------------------------------------------------
--------------------
Short-Term Securities Ratings
------------------------------------------------------------
--------------------

SP-1    -- Standard & Poor's highest rating indicating very
strong or strong
           capacity to pay principal and interest; those
issues determined to
           possess overwhelming safety characteristics are
denoted with a plus
           (+) sign.
A-1     -- Standard & Poor's highest commercial paper and
variable rate
           demand obligation (VRDO) rating indicating that
the degree of safety
           regarding timely payment is either overwhelming
or very strong; those
           issues determined to possess overwhelming safety
characteristics are
           denoted with a (+) sign.
VMIG 1 -- Moody's highest rating for issues having demand
feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and
for VRDO prior to the
          advent of the VMIG 1 rating.

------------------------------------------------------------
--------------------
Security Descriptions
------------------------------------------------------------
--------------------

AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond
              Assurance Corporation
CGIC       -- Capital Guaranty Insurance Company
CONNIE LEE -- College Construction Loan Insurance
Association
COP        -- Certificate of Participation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage
                Corporation
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GEMICO     -- General Electric Mortgage Insurance
                Company
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage
                Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors
                Assurance Corporation
PCFA       -- Pollution Control Financing Authority
PCR        -- Pollution Control Revenue
RIBS       -- Residual Interest Bonds
SAVRS      -- Select Auction Variable Rate Securities
VRDD       -- Variable Rate Demand Note
VRWE       -- Variable Rate Wednesday Demand

------------------------------------------------------------
--------------------
Statements of Assets and Liabilities
March 31, 1997
------------------------------------------------------------
--------------------

ASSETS:
  Investments, at value (Cost -- $175,440,610)
$ 182,459,452
  Cash
16,870
  Interest receivable
3,721,557
  Receivable for securities sold
1,871,546
  Receivable for Fund shares sold
184,485
------------------------------------------------------------
--------------------
  Total Assets
188,253,910
------------------------------------------------------------
--------------------
LIABILITIES:
  Payable for securities purchased
2,166,664
  Payable for Fund shares purchased
224,229
  Management fees payable
82,131
  Distribution fees payable
24,796
  Accrued expenses
41,710
------------------------------------------------------------
--------------------
  Total Liabilities
2,539,530
------------------------------------------------------------
--------------------
Total Net Assets
$ 185,714,380
============================================================
====================
NET ASSETS:
  Par value of shares of beneficial interest
$      14,114
  Capital paid in excess of par value
178,952,173
  Overdistributed net investment income
(5,728)
  Accumulated net realized loss from security transactions
(265,021)
  Net unrealized appreciation of investments
7,018,842
------------------------------------------------------------
--------------------
Total Net Assets
$ 185,714,380
============================================================
====================
Shares Outstanding:
  Class A
9,673,455
------------------------------------------------------------
--------------------
  Class B
3,899,854
------------------------------------------------------------
--------------------
  Class C
540,908
------------------------------------------------------------
--------------------
Net Asset Value:
  Class A (redemption price)
$       13.16
------------------------------------------------------------
--------------------
  Class B*
$       13.14
------------------------------------------------------------
--------------------
  Class C**
$       13.14
------------------------------------------------------------
--------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)
$       13.71
============================================================
====================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See
Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Statement of Operations                        For the Year
Ended March 31, 1997
------------------------------------------------------------
--------------------

INVESTMENT INCOME:
  Interest
$  11,004,969
------------------------------------------------------------
--------------------
EXPENSES:
  Management fees (Note 4)
876,101
  Distribution fees (Note 4)
524,727
  Registration fees
156,291
  Audit and legal
55,380
  Shareholder and system servicing fees
52,724
  Shareholder communications
39,135
  Pricing service fees
23,997
  Custody
7,800
  Trustees' fees
4,500
  Other
8,766
------------------------------------------------------------
--------------------
  Total Expenses
1,749,421
------------------------------------------------------------
--------------------
Net Investment Income
9,255,548
------------------------------------------------------------
--------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales
106,293,724
    Cost of securities sold
105,242,577
------------------------------------------------------------
--------------------
  Net Realized Gain
1,051,147
------------------------------------------------------------
--------------------
  Decrease in Net Unrealized Appreciation
(1,365,126)
------------------------------------------------------------
--------------------
Net Loss on Investments
(313,979)
------------------------------------------------------------
--------------------
Increase in Net Assets From Operations
$   8,941,569
============================================================
====================

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Statement of Operations                            For the
Years Ended March 31,
------------------------------------------------------------
--------------------



1997               1996
============================================================
=====================================
OPERATIONS:
  Net investment income
$   9,255,548      $   7,331,584
  Net realized gain
1,051,147            551,353
  Increase (decrease) in net unrealized appreciation
(1,365,126)         1,242,266
------------------------------------------------------------
-------------------------------------
  Increase in Net Assets From Operations
8,941,569          9,125,203
------------------------------------------------------------
-------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income
(9,310,449)        (7,380,106)
  Net realized gains
(793,240)           (14,166)
------------------------------------------------------------
-------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders
(10,103,689)        (7,394,272)
------------------------------------------------------------
-------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares
35,124,664         28,188,708
  Net asset value of shares issued in connection with the
    transfer of the Smith Barney Muni Funds -- Florida
Limited
    Term Portfolio's net assets in 1997 and the Smith Barney
    Florida Municipals Fund's net assets in 1996 (Note 8)
13,398,911         53,554,309
  Net asset value of shares issued for reinvestment
    of dividends
4,141,333          2,718,508
  Cost of shares reacquired
(32,193,433)       (32,251,471)
------------------------------------------------------------
-------------------------------------
  Increase in Net Assets From
    Fund Share Transactions
20,471,475         52,210,054
------------------------------------------------------------
-------------------------------------
Increase in Net Assets
19,309,355         53,940,985
NET ASSETS:
  Beginning of year
166,405,025        112,464,040
------------------------------------------------------------
-------------------------------------
  End of year*
$ 185,714,380      $ 166,405,025
============================================================
=====================================
* Includes undistributed (overdistributed) net
    investment income of:
$(5,728)           $44,481
============================================================
=====================================

                              See Notes to Financial
Statements.

------------------------------------------------------------
--------------------
Notes to Financial Statements
------------------------------------------------------------
--------------------

    1. SIGNIFICANT ACCOUNTING POLICIES

    The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment port folios: Georgia, Limited
Term, National, New York, Ohio, Pennsylvania, New York Money
Market and
California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

    The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date;
(b) securities are
valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all
Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

------------------------------------------------------------
--------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
--------------------

    2. PORTFOLIO CONCENTRATION

    Since the Portfolio invests primarily in obligations of issuers within
Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

    3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

    The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

    Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

    4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

    Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The
Portfolio pays SBMFMa management fee cal cu lated at the annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

    Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of
Fund shares. For the year ended March 31, 1997, SB received sales charges of approximately $161,000 on purchases of the Portfolios' Class
A shares.

    There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.
Class C shares have a
1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended March 31, 1997, CDSCs paid to SB were approximately:


Class B      Class C
============================================================
====================
CDSCs
$60,000       $1,000
============================================================
====================

    Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The
Portfolio pays a
distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 1997, total
Distribution Plan fees
incurred were:

                                          Class A
Class B      Class C
============================================================
====================
Distribution Plan Fees                    $179,380
$317,521       $27,826
============================================================
====================

    All officers and two Trustees of the Fund are employees of SB.

------------------------------------------------------------
--------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
--------------------

    5. INVESTMENTS

    During the year ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

============================================================
====================
Purchases
$124,274,746
------------------------------------------------------------
--------------------
Sales
106,293,724
============================================================
====================

    At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

============================================================
====================
Gross unrealized appreciation
$7,556,793
Gross unrealized depreciation
(537,951)
------------------------------------------------------------
--------------------
Net unrealized appreciation
$7,018,842
============================================================
====================

    6. CAPITAL LOSS CARRYFORWARD

    At March 31, 1997, the Florida Portfolio had for Federal income tax purposes approximately $192,000 of loss carryforwards available to offset future capital gains expiring on March 31, 2003. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

    7. SHARES OF BENEFICIAL INTEREST

    At March 31, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

    At March 31, 1997, total paid-in capital amounted to the following for each class:

                                  Class A           Class B
Class C
============================================================
====================
Total Paid-in Capital           $120,716,400
$50,992,524      $7,257,363
============================================================
====================

------------------------------------------------------------
--------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
--------------------

    Transactions in shares of each class were as follows:


                                                      Year
Ended                  Year Ended
                                                    March
31, 1997*            March 31, 1996**
                                               -------------
-----------     ------------------------
                                                 Shares
Amount         Shares      Amount
============================================================
========================================
Class A
Shares sold                                    1,224,389   $
16,307,204      869,445   $ 11,575,125
Net asset value of shares issued
  in connection with transfer of
  the Smith Barney Muni Funds -- Florida
  Limited Term Portfolio's net assets
  in 1997 and the Smith Barney Florida
  Municipals Fund's net
  assets in 1996 (Note 8)                        799,321
10,594,240    1,232,903     16,735,524
Shares issued on reinvestment                    186,644
2,477,685      154,317      2,042,024
Shares redeemed                               (1,408,535)
(18,699,877)  (1,739,593)   (23,107,880)
------------------------------------------------------------
----------------------------------------
Net Increase                                     801,819   $
10,679,252      517,072   $  7,244,793
============================================================
========================================
Class B
Shares sold                                      887,861   $
11,815,010      810,922   $ 10,843,286
Net asset value of shares issued
  in connection with transfer of
  the Smith Barney Florida
  Municipals Fund's net
  assets in 1996 (Note 8)                           --
--      2,708,689     36,746,689
Shares issued on reinvestment                    104,697
1,388,176       34,686        464,491
Shares redeemed                                 (589,795)
(7,836,748)    (211,578)    (2,857,130)
------------------------------------------------------------
----------------------------------------
Net Increase                                     402,763   $
5,366,438    3,342,719   $ 45,197,336
============================================================
========================================
Class C
Shares sold                                      151,091   $
2,002,450       57,613   $    770,025
Net asset value of shares issued
  in connection with transfer of the
  Smith Barney Muni Funds -- Florida Limited
  Term Portfolio's net assets in
  1997 and the Smith Barney
  Florida Municipals
  Fund's net assets in 1996 (Note 8)             212,012
2,804,671        5,317         72,096
Shares issued on reinvestment                      8,648
114,600        5,027         66,483
Shares redeemed                                  (32,355)
(429,369)     (79,796)    (1,053,167)
------------------------------------------------------------
----------------------------------------
Net Increase (Decrease)                          339,396   $
4,492,352      (11,839)  $   (144,563)
============================================================
========================================
Class Y
Shares sold                                      374,812   $
5,000,000      376,790   $  5,000,272
Shares issued on reinvestment                     12,070
160,872       10,861        145,510
Shares redeemed                                 (386,882)
(5,227,439)    (387,651)    (5,233,294)
------------------------------------------------------------
----------------------------------------
Net Decrease                                        --     $
(66,567)        --     $    (87,512)
============================================================
========================================

*    For Class Y shares, transactions are for the period
from August 5, 1996
     (inception date) to February 25, 1997.
**   For Class Y shares, transactions are for the period
from September 20, 1995
     to March 31, 1996.

------------------------------------------------------------
--------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
--------------------

    8. TRANSFER OF NET ASSETS

    On December 8, 1995, the Portfolio acquired the assets and certain liabilities of the Smith Barney Florida Municipals Fund ("Florida Municipals
Fund") pursuant to an Agreement and Plan of Reorganization dated October 23,
1995. Total shares issued by the Portfolio and the total net assets of Florida
Municipals Fund and the Portfolio on the date of transfer were:

                                                 Total Net
                                                 Assets of
                                  Shares          Florida
Total Net
                               Issued by the     Municipals
Assets of the
Acquired Fund                    Portfolio         Fund
Portfolio
============================================================
====================
Florida Municipals Fund         3,946,909      $53,554,309
$118,966,365
============================================================
====================

    The total net assets of the Florida Municipals Fund before acquisition included unrealized appreciation of $2,731,277 and a net realized loss of
$421,951. Total net assets of the Portfolio immediately after the transfer were
$172,520,674. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

    On January 17, 1997, the Portfolio acquired the assets and certain liabilities of the Smith Barney Muni Funds -- Florida
Limited Term Portfolio
("Florida Limited Term Portfolio") pursuant to an Agreement and Plan of
Reorganization dated November 12, 1996. Total shares issued by the Portfolio and the total net assets of Florida Limited Term Portfolio and the Portfolio on the date of transfer were:

                                                 Total Net
                                                 Assets of
                                  Shares          Florida
Total Net
                               Issued by the   Limited Term
Assets of the
Acquired Portfolio               Portfolio       Portfolio
Portfolio
============================================================
====================
Florida Limited Term Portfolio  1,011,333      $13,398,911
$180,720,912
============================================================
====================

    The total net assets of the Florida Limited Term Portfolio before acquisition included unrealized appreciation of $144,106 and a net realized loss of $341,735. Total net assets of the Portfolio immediately after the transfer were $194,119,823. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

------------------------------------------------------------
--------------------
Financial Highlights
------------------------------------------------------------
--------------------

For a share of each class of beneficial interest outstanding throughout each year:


Class A Shares                               1997
1996(1)     1995(2)      1994       1993
============================================================
=====================================
Net Asset Value, Beginning of Year       $  13.24    $
12.89    $  12.82    $  13.21    $  12.32
------------------------------------------------------------
-------------------------------------
Income From Operations:
  Net investment income (3)                  0.73
0.74        0.75        0.77        0.79
  Net realized and unrealized gain (loss)   (0.03)
0.35        0.08#      (0.39)       0.91
------------------------------------------------------------
-------------------------------------
Total Income From Operations                 0.70
1.09        0.83        0.38        1.70
------------------------------------------------------------
-------------------------------------
Less Distributions From:
  Net investment income                     (0.73)
(0.74)      (0.76)      (0.77)      (0.80)
  Net realized gains                        (0.05)       --
--          --         (0.01)
------------------------------------------------------------
-------------------------------------
Total Distributions                         (0.78)
(0.74)      (0.76)      (0.77)      (0.81)
------------------------------------------------------------
-------------------------------------
Net Asset Value, End of Year             $  13.16    $
13.24    $  12.89    $  12.82    $  13.21
------------------------------------------------------------
-------------------------------------
Total Return                                 5.44%
8.65%       6.77%       2.75%      14.21%
------------------------------------------------------------
-------------------------------------
Net Assets, End of Year (000s)           $127,348
$117,473    $107,724    $104,681    $102,202
------------------------------------------------------------
-------------------------------------
Ratios to Average Net Assets:
  Expenses (3)(4)                            0.85%
0.70%       0.61%       0.54%       0.46%
  Net investment income                      5.56
5.62        5.97        5.71        6.15
------------------------------------------------------------
-------------------------------------
Portfolio Turnover Rate                        62%
47%         43%         20%         26%
============================================================
=====================================

(1)  Per share amounts have been calculated using the
monthly average shares
     method rather than the undistributed net investment
income method, because
     it more accurately reflects the per share data for the
period.
(2)  On October 10, 1994 the former Class C shares were
exchanged into Class A
     Shares.
(3)  The manager waived all or part of its fees for the year ended March 31,
     1993. If such fees were not waived, the decrease in net
investment income
     and the expense ratio would have been $0.012 and 0.56%,
respectively.
(4)  As a result of voluntary expense limitations, the ratio of expenses to
     average net assets will not exceed 0.85%.
#    Includes the net per share effect of shareholder sales
and redemptions
     activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

------------------------------------------------------------
--------------------
Financial Highlights (continued)
------------------------------------------------------------
--------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                   1997
1996(1)    1995(2)
============================================================
====================
Net Asset Value, Beginning of Year             $ 13.23     $
12.89     $11.91
------------------------------------------------------------
--------------------
Income From Operations:
  Net investment income                           0.65
0.68       0.30
  Net realized and unrealized gain (loss)        (0.01)
0.35       0.97#
------------------------------------------------------------
--------------------
Total Income From Operations                      0.64
1.03       1.27
------------------------------------------------------------
--------------------
Less Distributions From:
  Net investment income                          (0.68)
(0.69)     (0.29)
  Net realized gains                             (0.05)
--         --
------------------------------------------------------------
--------------------
Total Distributions                              (0.73)
(0.69)     (0.29)
------------------------------------------------------------
--------------------
Net Asset Value, End of Year                   $ 13.14     $
13.23     $12.89
------------------------------------------------------------
--------------------
Total Return                                      4.91%
8.09%     10.77%++
------------------------------------------------------------
--------------------
Net Assets, End of Year (000s)                 $51,261
$46,267     $1,990
------------------------------------------------------------
--------------------
Ratios to Average Net Assets:
  Expenses (3)                                    1.35%
1.20%      1.20%+
  Net investment income                           4.93
5.00       5.57+
------------------------------------------------------------
--------------------
Portfolio Turnover Rate                             62%
47%        43%
============================================================
====================

(1)  Per share amounts have been calculated using the
monthly average shares
     method rather than the undistributed net investment
income method, because
     it more accurately reflects the per share data for the
period.
(2)  For the period from November 16, 1994 (inception date)
to March 31, 1995.
(3)  As a result of voluntary expense limitations, the ratio of expenses to
     average net assets will not exceed 1.35%.
#    Includes the net per share effect of shareholder sales
and redemptions
     activity during the period, most of which occurred at a
net asset value
     less than the net asset value at the beginning of the
period.
++   Total return is not annualized, as it may not be
representative of the
     total return for the year.
+    Annualized.

------------------------------------------------------------
--------------------
Financial Highlights (continued)
------------------------------------------------------------
--------------------

For a share of each class of beneficial interest outstanding throughout each year:


Class C Shares                    1997    1996(1)
1995(2)      1994     1993(3)
============================================================
=======================
Net Asset Value,
  Beginning of Year             $13.22    $12.89      $12.81
$13.20    $12.86
------------------------------------------------------------
-----------------------
Income From Operations:
  Net investment income           0.65      0.66        0.67
0.68      0.19
  Net realized and unrealized
  gain (loss)                    (0.01)     0.35
0.08#      (0.39)     0.33
------------------------------------------------------------
-----------------------
Total Income From Operations      0.64      1.01        0.75
0.29      0.52
------------------------------------------------------------
-----------------------
Less Distributions From:
  Net investment income          (0.67)    (0.68)
(0.67)      (0.68)    (0.18)
  Net realized gains             (0.05)     --          --
--        --
------------------------------------------------------------
-----------------------
Total Distributions              (0.72)    (0.68)
(0.67)      (0.68)    (0.18)
------------------------------------------------------------
-----------------------
Net Asset Value, End of Year    $13.14    $13.22      $12.89
$12.81    $13.20
------------------------------------------------------------
-----------------------
Total Return                      4.94%     7.96%
6.12%       2.05%     4.05%++
------------------------------------------------------------
-----------------------
Net Assets, End of Year (000s)  $7,105    $2,665      $2,750
$2,487    $  691
------------------------------------------------------------
-----------------------
Ratios to Average Net Assets:
  Expenses (4)                    1.40%     1.28%
1.25%       1.24%     1.24%+
  Net investment income           4.84      5.04        5.40
4.95      5.21+
------------------------------------------------------------
-----------------------
Portfolio Turnover Rate             62%       47%
43%         20%       26%
============================================================
=======================

(1)  Per share amounts have been calculated using the
monthly average shares
     method rather than the undistributed net investment
income method, because
     it more accurately reflects the per share data for the
period.
(2)  On November 7, 1994 the former Class B shares were
renamed Class C Shares.
(3)  For the period from January 5, 1993 (inception date) to
March 31, 1993.
(4)  As a result of voluntary expense limitations, the ratio of expenses to
     average net assets will not exceed 1.40%.
#    Includes the net per share effect of shareholder sales
and redemptions
     activity during the period, most of which occurred at a
net asset value
     less than the net asset value at the beginning of the
period.
++   Total return is not annualized, as it may not be
representative of the
     total return for the year.
+    Annualized.

------------------------------------------------------------
--------------------
Tax Information (unaudited)
------------------------------------------------------------
--------------------

    For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1997:

    o long term capital gain distributions paid of $793,240.

    o 99.76% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

------------------------------------------------------------
--------------------
Independent Auditors' Report
------------------------------------------------------------
--------------------

To the Shareholders and Board of Trustees of the Florida Portfolio of Smith Barney Muni Funds:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Florida Portfolio of Smith Barney
Muni Funds as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March
31, 1997, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Florida Portfolio of Smith Barney Muni Funds as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/
KPMG Peat Marwick LLP

New York, New York
May 27, 1997

Smith Barney
SMITH BARNEY
Muni Funds
------------
                                                A Member of
TravelersGroup[LOGO]
Trustees
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

C. Richard Youngdahl
Emeritus

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of
Smith Barney Muni Funds - Florida Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for each Portfolio, which contains information concerning the
Fund's investment policies and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013

FD2298  5/97



ANNUAL REPORT
1997
1997
1997
1997
1997
[GRAPHIC]
SMITH BARNEY
MUNI FUNDS
NEW YORK MONEY
MARKET AND
NEW YORK PORTFOLIOS
-------------------                       March 31, 1997
[LOGO]  SMITH BARNEY MUTUAL FUNDS
     Investing for your future.
     Every day.




---------------------------------------------
New York Money Market and New York Portfolios --------------
-------------------------------
Dear Shareholder:
We are pleased to provide the annual report for the Smith Barney Muni Funds-New York Money Market Portfolio and New York Portfolio for the year ended March 31, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined each Portfolio's investment strategy during this time. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.
New York Portfolio's Performance and Investment Strategy
The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.
For the one year ended March 31, 1997, the New York Portfolio generated a total return of 5.48% for Class A shares, which compares favorably with its Lipper Analytical Services, Inc. peer group average of 4.82%. (Lipper Analytical Services, Inc. is a major fund tracking organization.)
The New York Portfolio has maintained a high-quality portfolio with more than 91% of its assets invested in investment-grade securities. (An investment-grade security is a security with a rating of BBB/Baa or better from Standard & Poor's Ratings Service or Moody's Investors Service, Inc., two major credit reporting and bond rating agencies.) In addition, roughly 33% of the New York Portfolio has a triple-A rating. We believe the Portfolio's high-quality orientation, good call protection and broad sector diversification should provide investors with a competitive level of income while helping to keep its net asset value relatively stable. As of March 31, 1997, the New York Portfolio's average weighted maturity was just over 21 years.
Over the year covered by this report, the New York Portfolio distributed dividends totaling $0.74 per share. Based on its net asset value (NAV) of $13.16 as of March 31, 1997 for Class A shares and the current monthly dividend of $0.062 per share for Class A, this equates to an annualized distribution rate of 5.65%. For a New York resident in the combined federal and state income tax bracket of 40.36% (assuming a federal tax bracket of 36.0%, which represents 10.0% of the U.S. federal taxpayers), the New York Portfolio's tax-free yield of 5.65% is equivalent to a taxable yield of 9.47%.
     1


At the end of the reporting period, the New York Portfolio, although well diversified, had invested more than 46% of its assets in the following types of issues: hospitals (24.6%), education (13.6%) and transportation (8.7%). The Portfolio favored these sectors because of strong relative value and New York state's ongoing commitment to maintaining high level of services in these areas.
Market and Economic Overview
The U.S. bond market experienced considerable volatility throughout the year ended March 31, 1997. In early 1996, a significant bond market sell-off was precipitated by a pick-up in inflationary fears that was caused by unexpected strength in the U.S. economy and concerns that the Federal Reserve Board ("Fed") would tighten rates in response. In retrospect, those concerns were unfounded because Fed monetary policy did not change throughout 1996. In fact, as U.S. economic growth moderated and concerns about Fed tightening eased, bond prices improved significantly.
After his now-infamous remarks regarding "irrational exuberance" in the stock market in December, Fed Chairman Alan Greenspan continued to warn investors about the possible re-emergence of higher inflation in the U.S. economy. In response to a steady stream of strong economic reports, the Fed raised the federal funds rate by 25 basis points, or 0.25%, in late March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)
New York Economic Highlights
While economic growth in New York remains relatively soft compared to most other states, employment growth has begun to pick up. In addition, economic growth in the private sector has gained momentum. Yet despite New York's weak performance, it is worth noting that if New York were a country, it would be the eighth largest economy in the world.
Yet significant challenges remain. For example, New York hospitals are facing a major restructuring as state and federal funds dry up and weak demand for single-family homes has pushed residential construction to its lowest point in years. Moreover, the Empire State's aging infrastructure and high business costs are still important issues when one looks ahead at New York's future economic prospects.
Outlook
The U.S. economy appears to be strengthening. Although some analysts estimate U.S. economic growth at a 4% annual rate, we believe growth will
2


most likely level off at around a 3.5% annual range. In our view, this higher domestic economic growth will undoubtedly put pressure on interest rates. In fact, we have already seen recent yields on 30 year U.S. treasury bonds climb above the 7.0% mark. We expect that the benchmark 30 year bond is entering a new trading range of 7.0% to 7.25% and that should continue to exert some upward pressure on municipal market yields. While a stronger U.S. economy could cause new wage pressures to rise, it is unclear whether these trends will result in a squeeze on corporate profits and cause prices to rise as well.
In our opinion, global competition has kept wages and prices down. In addition, we expect continued vigilance on the part of the Fed to contain any possible signs of inflation and additional Fed tightening of monetary policy cannot be discounted.
However, we remain positive on the municipal bond market in the months ahead. In fact, we view the recent rise in market yields as an opportunity to extend the Portfolio's call protection without sacrificing coupon income or substantially increasing its downside risk. In our opinion, supply and demand, ongoing Fed vigilance and attractive after-tax returns continue to make a compelling case for municipal bonds.
New York Money Market Portfolio
As of March 31, 1997, the New York Money Market Portfolio's 7-day current yield was 2.80% and its 7-day effective yield, which reflects compounding, was 2.84%. For the same period, the Portfolio's tax-equivalent yield (the yield you would have to earn on a similar taxable investment to match the tax-free yield) was 4.76%, assuming you are in the 40.36% combined federal and state income tax bracket (assuming a federal tax bracket of 36.0%, which represents 10.0% of the U.S. federal taxpayers). During the year ended March 31, 1997, the Portfolio's monthly tax-exempt dividend distributions resulted in a tax-exempt annualized yield of 2.85%.
The New York Money Market Portfolio invests only in short-term securities which carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term rating categories or are of comparable quality. During the reporting period, the Portfolio's average weighted maturity was in the 45- to 55-day range.
Please note that an investment in the New York Money Market Portfolio is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
     3




In closing, thank you for investing in the Smith Barney Muni
Funds - New York Money Market Portfolio and New York
Portfolio. We look forward to helping you achieve your
financial goals.
Sincerely,
/s/ Heath B. McLendon    /s/ Peter M. Coffey
Heath B. McLendon   Peter M. Coffey


Chairman  Vice President
     New York Portfolio
/s/ Joseph Benevento
Joseph Benevento
Vice President
New York Money Market Portfolio
April 30, 1997
4




#
============================================================
==================== New York Portfolio
============================================================
====================
============================================================
====================
 Historical Performance -- Class A Shares
============================================================
====================

               Net Asset Value
          -------------------
          Beginning     End       Income       Total Year
Ended           of Year    of Year    Dividends   Returns(1)
============================================================
====================
3/31/97         $13.19     $13.16       $0.74     5.48%
------------------------------------------------------------
-------------------3/31/96              12.83     13.19
0.74 8.71
------------------------------------------------------------
-------------------3/31/95              12.83     12.83
0.77 6.32
------------------------------------------------------------
-------------------3/31/94              13.25     12.83
0.79 2.66
------------------------------------------------------------
-------------------3/31/93              12.33     13.25
0.81 14.48
------------------------------------------------------------
-------------------3/31/92              11.80     12.33
0.81 11.98
------------------------------------------------------------
-------------------3/31/91              11.67     11.80
0.85 8.74
------------------------------------------------------------
-------------------3/31/90              11.48     11.67
0.87 9.28
------------------------------------------------------------
-------------------3/31/89              11.25     11.48
0.86 10.03
------------------------------------------------------------
-------------------3/31/88              12.46     11.25
0.85       (2.63)
============================================================
==================== Total
$8.09
============================================================
====================
============================================================
====================
 Historical Performance -- Class B Shares
============================================================
====================

               Net Asset Value
          -------------------
          Beginning     End       Income       Total Year
Ended           of Year    of Year    Dividends   Returns(1)
============================================================
====================
3/31/97         $13.18     $13.15       $0.67     4.96%
------------------------------------------------------------
-------------------3/31/96              12.84     13.18
0.68 8.05
------------------------------------------------------------
-------------------Inception* - 3/31/95           11.96
12.84     0.29 9.92+
============================================================
==================== Total
$1.64
============================================================
====================
============================================================
====================
 Historical Performance -- Class C Shares
============================================================
====================

          Net Asset Value
     -------------------
     Beginning     End       Income       Total Year Ended
of Year    of Year    Dividends   Returns(1)
============================================================
====================
3/31/97    $13.17     $13.14       $0.67     4.91%
------------------------------------------------------------
-------------------3/31/96         12.83     13.17     0.68
8.07
------------------------------------------------------------
-------------------3/31/95         12.82     12.83     0.68
5.66
------------------------------------------------------------
-------------------3/31/94         13.24     12.82     0.70
1.96
------------------------------------------------------------
-------------------Inception* - 3/31/93      12.84     13.24
0.12 4.04+
============================================================
==================== Total                             $2.85
============================================================
====================
It is the Fund's policy to distribute dividends monthly and
capital gains, if any, annually.
                                   5


============================================================
==================== New York Portfolio
============================================================
====================
============================================================
====================
 Average Annual Total Return
============================================================
====================

          Without Sales Charge(1) --------------------------
-------------Class A            Class B        Class C
============================================================
====================
Year Ended 3/31/97            5.48%          4.96%
4.91%
------------------------------------------------------------
-------------------Five Years Ended 3/31/97            7.46
N/A           N/A
------------------------------------------------------------
-------------------Ten Years Ended 3/31/97             7.40
N/A           N/A
------------------------------------------------------------
-------------------Inception* through 3/31/97
7.30      9.63          5.83
============================================================
====================

          With Sales Charge(2) -----------------------------
-----------Class A         Class B        Class C
============================================================
====================
Year Ended 3/31/97            1.26%          0.46%
3.91%
------------------------------------------------------------
-------------------Five Years Ended 3/31/97            6.59
N/A           N/A
------------------------------------------------------------
-------------------Ten Years Ended 3/31/97             6.96
N/A           N/A
------------------------------------------------------------
-------------------Inception* through 3/31/97
6.87      8.52          5.83
============================================================
====================
============================================================
====================
 Cumulative Total Return
============================================================
====================

                         Without Sales Charge(1)
============================================================
====================
Class A (Inception* through 3/31/97)
104.19%
------------------------------------------------------------
-------------------Class B (Inception* through 3/31/97)
24.67
------------------------------------------------------------
-------------------Class C (Inception* through 3/31/97)
27.06
============================================================
====================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
*    Inception dates for Class A, B and C shares are January
16, 1987, November
     11, 1994 and January 8, 1993, respectively.
+    Total return is not annualized, as it may not be
representative of the
     total return for the year.
6


------------------------------------------------------------
--------------------
 Historical Performance (unaudited) ------------------------
--------------------------------------------------------
          Growth of $10,000 Invested in Class A Shares of the New York Portfolio vs.
Lehman Long Bond Index+
------------------------------------------------------------
-------------------March 1987 - March 1997
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE
PRINTED MATERIAL]

New York Portfolio     Lehman Long Bond Index --------------
----     ----------------------


3/31/87                      $ 9,549                $10,000
3/88                      9,269    10,252
3/89                     10,168    10,990
3/90                     11,079    12,150
3/91                     12,013    13,270
3/92                     13,414    14,596
3/93                     15,318    16,423
3/94                     15,689    16,804
3/95                     16,656    18,054
3/96                     18,108    19,567
3/31/97                       19,100    20,632


+    Hypothetical illustration of $10,000 invested in Class
A shares on March
31, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 1997. The Lehman Long Bond Index is a broad based, total return index, comprised of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty-two years) and are selected from issues larger than $50 million dated since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


                                        7


============================================================
====================
 Schedules of Investments
March 31, 1997
============================================================
====================
                                   NEW YORK MONEY MARKET
PORTFOLIO

          FACE
     AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
                    Albany IDA IDR:
$1,205,000     NR++           PBS Development Co. Project,
3.900%
          due 12/1/97(a)(c)
$ 1,205,000 540 Broadway Project:
 1,335,000     A-1                      Series B-2, 4.000%
due 12/1/97(a)(c)        1,335,000
 1,325,000     A-1                      Series B-3, 4.250%
due 12/1/97(a)(c)        1,325,000
 6,900,000     NR+  Baldwin UFSD TAN, 4.250% due 6/30/97
6,904,959
 4,250,000     NR+  Bayport-Blue Point UFSD TAN, 4.500% due
6/19/97        4,256,018
                    Board Cooperative Educational Services
District RAN:
1,300,000     NR+      Lot 1, 4.250% due 6/26/97
1,300,735
10,000,000     NR+            Lot 3, 4.250% due 6/26/97
10,003,381
 2,350,000     NR+  Clinton UFSD BAN, 4.250% due 6/27/97
2,351,882
 5,000,000     A-1  Columbia County New IDA IRB (Rural
Manufacturing
                              Co. Inc. Project) Series A,
3.400%(a)(b)        5,000,000
12,000,000     NR+  Commack UFSD TAN, 4.500% due 6/27/97
12,013,773
11,810,000     NR+  Dover UFSD BAN, 4.500% due 9/12/97
11,830,377
 3,000,000     NR+  Eastern Suffolk BOCES RAN, 4.500%
                              due 6/26/97         3,003,596
Energy Resource & Development for NYS Tax-Exempt
                              Eagle PART:
16,300,000     A-1+                     3.500% due 1/1/98(c)
16,300,000
18,000,000     A-1+                     Series 7057A,
3.560%(b) 18,000,000
 9,500,000     A-1+                     Series 7066A,
3.560%(b)      9,500,000
                    Erie County IDA:
                              Colad Group:
 2,160,000     A-1                      Series A, 3.400%
(a)(b)         2,160,000
 2,229,000     A-1                      Series B, 3.400%
(a)(b)         2,229,000
 2,160,000     VMIG1*              Rosina Food Products,
Inc., 3.400% (a)(b)      2,160,000
10,000,000     MIG1*  Erie County RAN Series B, 4.250% due
11/19/97  10,039,835
11,300,000     A-1  Franklin County IDA IDR (Kes Chateaugay
LP
                              Project) Series A, 3.500%
(a)(b)    11,300,000
 2,880,000     A-1  Fulton County IDR (Fiber Conversion Inc.
Project),
                              3.400% (a)(b)       2,880,000
2,785,000     NR+    Grand Island Erie County BAN, 4.500%
due 7/31/97           2,789,444
 1,800,000     NR+  Highland Falls Fort Montgomery CSD TAN,
4.250%
                              due 6/20/97         1,800,756
2,800,000     NR+    Hoosick Valley CSD BAN, 4.000% due
6/20/97                 2,800,708
 1,770,000     A-1  Jefferson County IDA IDR (The Climax
Manufacturing
                              Co. Project), 3.400% (a)(b)
1,769,996
 3,500,000     A-1  Lewis County IDA IDR (The Climax
Manufacturing Co.
                              Project), 3.400% (a)(b)
3,500,000
 8,500,000     NR+  Long Beach CSD TAN, 4.500% due 6/26/97
8,508,161
                    Metropolitan Transit Authority Commuter
Facilities Revenue: 53,700,000     A-1            3.400% (b)
53,700,000
 3,000,000     A-1+           NYC GO PART (SAK 4) MBIA-
Insured, 3.500% (b)      3,000,000

                         See Notes to Financial Statements.
8


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                   NEW YORK MONEY MARKET
PORTFOLIO

          FACE
     AMOUNT     RATING
SECURITY             VALUE
============================================================
==============================
$4,705,000     AAA  Metropolitan Transit Authority Commuter
Service
                              Contract, Series 1 (Pre-
Refunded -- Escrowed with
                              U.S. Government Securities to
7/1/97 Call @ 102),
                              8.500% due 7/1/17   $
4,855,208
 9,800,000     NR+  Middle County CSD TAN, 4.250% due
6/30/97             9,813,042
 5,015,000     P-1* Monroe County IDA (Granite Building),
3.600% (b)               5,015,000
 3,500,000     NR+  Monroe County Public Improvement BAN,
Series 1996,
                              4.500% due 6/6/97
3,505,185
28,305,000     NR++      Municipal Assistance Corp., Series
G Bond PART,
                              3.500% due 8/14/97(c)
28,305,000
15,000,000     SP-1 Nassau County, RAN Series B, 4.250% due
4/15/97        15,002,915
                    New York City GO:
 6,025,000     SP-1+               RAN Series B, 4.500% due
6/30/97             6,040,852
 4,105,000     A-1+           Sub-Series A-6,     3.300% (b)
4,105,000
 5,650,000     A-1+           Sub-Series A-7,     3.700% (b)
5,650,000
 3,100,000     A-1+           Sub-Series B-5 MBIA-Insured,
3.450% (b)               3,100,000
12,300,000     A-1+           Sub-Series B-8,     3.400% (b)
12,300,000
12,500,000     A-1+           Sub-Series B-10, 3.400% (b)
12,500,000
18,600,000     A-1+           Sub-Series D FGIC-Insured,
3.550% (b)          18,600,000
 5,100,000     A-1+           Sub-Series E-3,     3.700% (b)
5,100,000
 4,800,000     A-1+           Sub-Series E-5,     3.700% (b)
4,800,000
 7,200,000     A-1+           Sub-Series F-2,     3.450% (b)
7,200,000
10,350,000     A-1+           Sub-Series F-4,     3.450% (b)
10,350,000
 7,000,000     A-1+           Sub-Series F-5,     3.400% (b)
7,000,000
10,000,000     A-1+           Sub-Series F-6,     3.400% (b)
10,000,000
 7,100,000     A-1+           Sub-Series F-7,     3.450% (b)
7,100,000
                    New York City GO TECP FSA-Insured:
15,200,000     A-1+           3.400% due 4/14/97
15,200,000
10,900,000     A-1            Series H, 3.550% due 7/28/97
10,900,000
 6,800,000     A-1+ New York City GO TECP MBIA-Insured,
3.400%
                              due 4/11/97
6,800,000
10,000,000                    A-1 New York City HDC Mortgage
Revenue Multi-Family
Housing, 400 West 59th Series A -2, 3.400%
                              (a)(b)              10,000,000
                    New York City IDA IDR:
 3,250,000     VMIG1*              Series 87-A, 3.450%
(a)(b)              3,250,000
 1,000,000     VMIG1*              Series 89-0, 3.450%
(a)(b)              1,000,000
 1,670,000     VMIG1*              Series 89-G, 3.450%
(a)(b)              1,670,000
                    New York City Muni Water:
                              Finance Authority:
 3,000,000     AAA                  Series A (Pre-Refunded -
- Escrowed with U.S.
                                        Government
Securities to 6/15/97 Call @ 101),
                                        7.625% due 6/15/16
3,068,201
18,700,000     A-1+                 TECP Series 4, 3.350%
due 5/30/97         18,700,000
 6,300,000     A-1+           TECP Series 4, 3.200% due
5/8/97              6,300,000

                         See Notes to Financial Statements.
                                                  9


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                   NEW YORK MONEY MARKET
PORTFOLIO

          FACE
     AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
$26,200,000    A-1+ New York City Muni Water Tax-Exempt
Eagle
          PART MBIA-Insured, 3.560% (b)
$26,200,000 New York City PART:
 5,000,000     A-1+           SAK 1 AMBAC-Insured, 3.500%
(b)       5,000,000
 2,500,000     A-1+           SAK 2 MBIA-Insured, 3.500% (b)
2,500,000
                    New York State Dormitory Authority
Revenue:
                              Memorial Sloan Kettering TECP:
20,000,000     A-1+                     3.350% due 5/7/97
20,000,000
10,000,000     A-1                      3.400% due 5/8/97
10,000,000
 6,100,000     A-1                      3.250% due 5/9/97
6,100,000
 3,000,000     A-1                      3.400% due 5/19/97
3,000,000
 6,300,000     A-1                      3.350% due 6/12/97
6,300,000
 2,000,000     A-1+           PART (SAK 3) FGIC-Insured,
3.500% (b)          2,000,000
                    New York State Energy Research &
Development Authority:
11,900,000     A-1+           Electric & Gas Series B,
3.200% (b)     11,900,000
12,300,000     A-1+           Electric & Gas Series C,
3.500% (b)     12,300,000
14,200,000     A-1            PART FGIC-Insured, 3.400% (b)
14,200,000
                    New York State Energy Research &
Development
                              Electricity Facilities
Revenue:
10,000,000     A-1                      Brooklyn Union Gas
MBIA-Insured, 3.300% (b) 10,000,000
40,500,000     VMIG1*                        Long Island
Lighting Co. Series A, 3.400%-
                                             3.550% (a)(b)
40,500,000
18,000,000     VMIG1*                        Long Island
Lighting Co. Series A, 3.600%
                                             due 3/1/98 (c)
18,000,000
 1,000,000     P-1*                     Rochester Gas &
Electric, 3.300% (b)          1,000,000
18,795,000     NR++                     Rochester Gas &
Electric, 3.600% due 11/15/97 (c)  18,795,000
 6,000,000     A-1+ New York State Environmental Facilities
Corp.
                              General Electric TECP, 3.250%
due 5/9/97 (a)      6,000,000
20,000,000     A-1+ New York State Environmental Quality
Series TECP,
                              3.400% due 5/22/97  20,000,000
                    New York State Local Government
Assistance Corp.:
15,500,000     A-1+           Series 93A, 3.350% (b)
15,500,000
 4,900,000     A-1+           Series B, 3.450% (b)
4,900,000
 5,000,000     A-1+           Series C, 3.400% (b)
5,000,000
25,000,000     A-1+           Series D, 3.400% (b)
25,000,000
16,200,000     A-1+           Series E, 3.400% (b)
16,200,000
                    New York State Medical Care Facility
Finance Agency:
 3,700,000     VMIG1*              Lenox Hill Hospital,
3.400% (b)          3,700,000
10,185,000     A-1+           PART PT 17, 3.450% (b)
10,185,000
 1,025,000     AAA            Pre-Refunded  Escrowed with
U.S. Government
                                        Securities to
8/15/97 Call @102,
                                        8.000% due 2/15/25
1,062,178
30,885,000     VMIG1* New York State Mortgage Agency
Revenue,
                              PART, 3.600% (a)(b) 30,885,000

                         See Notes to Financial Statements.
10


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                   NEW YORK MONEY MARKET
PORTFOLIO

          FACE
     AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
$12,342,000    VMIG1* New York State Urban Development Corp.
                              Correctional Facilities PART,
3.550% (b)      $12,342,000
 1,800,000     A-1  Newburgh IDA Civic Facility Revenue
(Saint Mary's
                              College), 3.450% (b)
1,800,000
 3,500,000     P-1* Niagara County IDA IDR (General Abrasive
Tribacher),
                              3.600% (a)(b)       3,500,000
     500,000   VMIG1* North Hempstead Solid Waste Management
Authority
Solid Waste Management Revenue Refunding
                              Series A, 3.450% (b)
500,000
 2,250,000     NR++ Onadaga County IDR, 3.400% (a)(b)
2,250,000
 5,000,000     NR+  Oswego BAN, 4.500% due 10/8/97
5,014,523
 2,600,000     A-1+ Port Authority TECP, 3.450% due 5/20/97
(a)       2,600,000
 6,000,000     NR+  Puerto Rico Industrial Medical PCR
(Abbott Laboratory)
                              Series 1983, 3.750% due 3/1/98
(c)       6,000,000
 1,210,000     NR++      Rensselaer County IDA IDR (Millers
Supermarket Inc.
                              Project), 3.900% due 3/1/98
(a)(c)         1,210,000
2,690,000     NR++   Rochester TOB GO PART AMBAC-Insured,
3.950% (b)            2,690,000
 2,000,000     P-1* Schenectady County IDA IDR Refunding
(Scotia
                              Industrial Park Project)
Series A, 3.300% (b)          2,000,000
 5,000,000     NR+  South County CSD TAN, 4.000% due 6/25/97
5,000,000
20,000,000     SP-1+  Suffolk County TAN Series 2, 4.500%
due 9/11/97      20,048,310
31,600,000     A-1+ Triborough Bridge & Tunnel Authority
Revenue,
Certificates General Purpose Series C,
                              Special Obligation FGIC-
Insured, 3.450% (b)   31,600,000
 8,336,000     NR+  Ulster County BAN, 4.250% due 5/21/97
8,339,938
 7,475,000     NR+  West Seneca CSD BAN, 4.250% due 6/26/97
7,480,917
------------------------------------------------------------
-----------------------------TOTAL INVESTMENTS -- 100%
                    (Cost-- $928,800,890**)  $928,800,890
============================================================
==============================
                         See Notes to Financial Statements.
                                        11


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY   VALUE
============================================================
==============================
Education --   13.6%
                         New York State Dormitory Authority
Revenue Bonds:
$4,625,000     AAA            Barnard College, AMBAC-
Insured, 5.250% due 7/1/26      $ 4,231,875
                                   City University:
3,000,000 AAA                 Series 2, MBIA-Insured, 6.875%
due 7/1/14     3,288,750
5,625,000 Baa1*                    Series A, 5.625% due
7/1/16    5,357,812
7,000,000 Baa1*                    Series B, 6.000% due
7/1/14    7,008,750
                                        Series C:
2,500,000 Baa1*                          7.500% due
7/1/10(d) 2,887,500
2,000,000 BBB                       8.200% due 7/1/14
2,120,000
1,250,000 Baa1*                    Series U, 6.250% due
7/1/02    1,306,250
3,000,000 AAA            Cooper Union, FSA-Insured, 7.200%
due 7/1/20     3,330,000
                                   Cornell University,
Series A:
2,000,000 AA                  7.375% due 7/1/20   2,172,500
1,000,000 AA                  7.375% due 7/1/30   1,086,250
1,230,000 AAA            Crouse Community Center, FHA-
Insured,
                                        7.500% due 8/1/29
1,326,863
     200,000   BBB            Department of Health, State of
New York Issue,
                                        7.250% due 7/1/02
215,250
                                   Genessee Valley, FHA-
Insured:
1,000,000 AA                  Series A, 6.900% due 2/1/32
1,045,000
     685,000   AA                  Series B, 6.850% due
8/1/16      732,950
2,905,000 AAA            Ithaca College, AMBAC-Insured,
5.250% due 7/1/26   2,650,812
2,295,000 AAA            Jewish Geriatric Center, FHA-
Insured, 7.150% due 8/1/14  2,533,106
7,620,000 AAA            Library Facilities Service
Contract, CAPMAC-Insured,
                                        5.250% due 7/1/19
7,000,875
2,000,000 AAA            Long Island Medical Center, Series
A, FHA-Insured,
                                        7.750% due 8/15/27
2,089,280
2,700,000 AA             Manhattan College, Asset Guarantee-
Insured,
                                        6.500% due 7/1/19
2,784,375
                                   New York Medical College:
1,140,000 AAA                 7.250% due 10/1/03  1,184,357
     220,000   AA                  Asset Guarantee-Insured,
6.700% due 7/1/01     235,675
1,600,000 AA             Niagara Frontier Home, FHA-Insured,
6.200% due 2/1/15   1,654,000
                                   State University
Educational Facility:
                                        Series A:
9,000,000 A#                        6.375% due 5/15/14
9,191,250
12,110,000     A#                        5.875% due 5/15/17
12,064,587
                                        Series B:
1,000,000 A#                        7.500% due 5/15/11
1,157,500
5,000,000 AAA                       FGIC-Insured, 5.250% due
5/15/19   4,668,750
2,450,000 AAA                 St. Vincent's Hospital &
Medical Center, FHA-Insured,
                                        7.400% due 8/1/30
2,642,938
7,370,000 A+             University of Rochester, Series A,
6.500% due 7/1/19   7,729,287

                              See Notes to Financial
Statements.
12


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                   NEW YORK PORTFOLIO

          FACE
     AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
Education --   13.6% (continued)
 $ 285,000     BBB       Upstate Community College, Series
B,
                               7.100% due 7/1/01
$   306,731
 3,000,000     BBB  New York State, Urban Development Corp.,
Syracuse
                         University Center, 5.500% due
1/1/15         2,838,750
------------------------------------------------------------
-----------------------------96,842,023
------------------------------------------------------------
-----------------------------Escrowed to Maturity (f) --
1.2%
 1,495,000    AAA    Commonwealth of Puerto Rico, Aqueduct &
Sewer
                         Authority Revenue Bonds, 10.250%
due 7/1/09          2,033,200
                    New York City GO, AMBAC-Insured, Series
I:
3,150,000     AAA      7.250% due 8/15/14
3,386,250
     945,000   AAA       7.250% due 8/15/15       1,006,425
 2,165,000     AAA  New York State Power Authority Revenue &
General
                         Purpose, 9.500% due 1/1/01
2,321,962
------------------------------------------------------------
-----------------------------8,747,837
------------------------------------------------------------
-----------------------------Finance -- 3.2%
     500,000   AA   Municipal Assistance Corp., New York
City, Series 64,
                         7.625% due 7/1/08          541,875
                    New York State Local Government
Assistance Corp.:
14,345,000     Aaa*      1992 Series A, 6.875% due 4/1/19
15,851,225
 6,450,000     A         1993 Series C, 5.500% due 4/1/17
6,208,125
------------------------------------------------------------
-----------------------------22,601,225
------------------------------------------------------------
-----------------------------General Obligation -- 7.1%
                    Commonwealth of Puerto Rico GO:
 1,000,000     A         8.000% due 7/1/08        1,057,500
 2,000,000     A         5.375% due 7/1/25        1,840,000
                    Green Island GO:
     100,000   Baa*      9.375% due 11/1/01         114,625
     125,000   Baa*      9.375% due 11/1/02         145,469
                    New York City Refunding Bonds GO:
 4,000,000     AAA       MBIA-Insured, 6.950% due 8/15/12
4,415,000
 2,160,000     A-#       Series A, 6.250% due 8/1/09
2,195,100
 2,000,000     A-#       Series B, 7.250% due 8/15/19
2,185,000
 5,000,000     A-#       Series C, 6.660% due 8/1/09
5,050,000
12,085,000     A-#       Series F, 5.750% due 2/1/19
11,254,156
                         Series H:
 5,500,000     A-#             7.000% due 2/1/21
5,802,500
10,000,000     A-#             6.125% due 8/1/25
9,650,000
 1,850,000     AAA       Series I, AMBAC-Insured, 7.250% due
8/15/14        1,958,687
                    New York State GO:
 1,000,000     A#        12.000% due 11/15/03 (d)
1,376,250
 2,750,000     A#        9.875% due 11/15/05 (d)
3,609,375
------------------------------------------------------------
-----------------------------50,653,662
------------------------------------------------------------
-----------------------------


See Notes to Financial Statements.
     13




============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                       NEW
YORK PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY   VALUE
============================================================
==============================
Government Facilities -- 1.9%
$15,520,000    BBB+ New York State Dormitory Authority
Revenue,
                                   Lease-Series A, 5.250%
due 5/15/21                     $13,521,800 ----------------
------------------------------------------------------------
-------------Hospitals --     24.6%
               990,000   B1*  Monroe County IDA Revenue,
Civic Facilities, Genesee
                                   Hospital, Series A,
6.500% due 11/1/99  1,006,087
New York State Dormitory Authority Revenue:
     5,350,000 Aa3*           Luthern Center at
Poughkeepsie, LOC Key Bank,
                                        6.050% due 7/1/26
5,216,250
                                   Series A:
 15,000,000    A#                  Department of Health,
Rosewell Project, 5.500%
                              due 7/1/25
13,650,000 455,000  BBB-                Manhattan Eye, Ear &
Throat Hospital, 11.500%
                                             due 7/1/09
463,176
                                        Mental Health
Services Facilities, Series B:
     7,000,000 A#                       5.625% due 2/15/21
6,457,500
     5,000,000 AAA                      MBIA-Insured, 5.125%
due 8/15/21    4,537,500
 15,000,000    AAA                 Montefiore Medical
Center, AMBAC-Insured,
                                        5.250% due 2/1/15
14,100,000 3,000,000     AA                  St. Luke's
Home, Residential Health,
                                             6.375% due
8/1/35    3,063,750
     2,600,000 AAA                 St. Joseph's Hospital,
MBIA-Insured,
                                             5.250% due
7/1/18    2,411,500
               990,000   AAA                 United Health
Services Inc., FHA-Insured,
                                             7.350% due
8/1/29    1,058,062
                         New York State Medical Care
Facilities Finance Agency
                                   Revenue:
     3,000,000 AAA                 Beth Israel Medical
Center, MBIA-Insured,
                                             7.500% due
11/1/10   3,330,000
     4,000,000 BBB                 Brookdale Hospital
Medical Center, 6.800%
                                             due 8/15/12
4,150,000
     2,500,000 BB                  Central Suffolk Hospital
Mortgage Project,
                                             6.125% due
11/1/16   2,331,250
Hospital & Nursing Home, FHA-Insured:
                                             Series A:
 14,250,000    AAA                            1995A, 6.200%
due 2/15/28                         14,410,312
               125,000   AA
6.100% due 2/15/02    129,375
 11,805,000     AAA                               6.200% due
2/15/21                               12,026,344
     4,100,000   AA                                7.450%
due 8/15/31    4,448,500
                                             Series B:
     1,000,000   AAA
8.000% due 2/15/28  1,062,500
               990,000     AA
7.000% due 8/15/32  1,066,725
     1,965,000   AAA                               Series C,
6.400% due 8/15/14  2,058,338
     6,800,000   AA                     Methodist Hospital,
FHA-Insured, 6.700% due 8/15/23  7,106,000
     4,000,000   AA                     Mortgage Project,
FHA-Insured, 6.375% due 8/15/24    4,125,000

                              See Notes to Financial
Statements.
14


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY             VALUE
============================================================
==============================
Hospitals --   24.6% (continued)
 $4,700,000    BBB                 New York Downtown
Hospital, 6.800% due 2/15/20       $ 4,799,875
                                        New York Hospital,
AMBAC/FHA-Insured:
     8,500,000 AAA                      6.800% due 8/15/24
9,201,250
     7,600,000 AAA                      6.500% due 8/15/29
8,065,500
     2,500,000 AAA                      6.900% due 8/15/34
2,721,875
                                   Partially Pre-Refunded
(Call 2/15/00 @ 102):
     1,215,000 BBB+                     7.750% due
2/15/20(e)               1,315,237
               295,000   AAA                   MBIA-Insured,
7.750% due 2/15/20(e)                320,813
     1,640,000 AAA                 St. Mary's Hospital
Project, AMBAC-Insured,
                                        6.200% due 11/1/14
1,707,650
     1,000,000 Aa2*                Second Mortgage
Healthcare Project, 6.375%
                                        due 11/15/19
1,035,000
     5,000,000 BBB                 Secured Hospital Revenue
Bonds 1991, 7.400%
                                        due 8/15/21
5,281,250
                                   Series A:
     5,075,000 BBB+                     8.875% due 8/15/07
5,250,290
     1,185,000 BBB+                     7.700% due 2/15/18
1,235,434
                                   Series B:
     3,500,000 AA                    FHA-Insured, 6.100% due
2/15/15             3,543,750
     1,860,000 AAA                   Long Term Healthcare,
CGIC-Insured,
                                             6.450% due
11/1/14             1,941,375
     2,500,000 AA                  Series C, FHA-Insured,
6.650% due 8/15/32            2,593,750
     5,000,000 AA                  Series D, FHA-Insured,
6.450% due 2/15/32            5,100,000
                                   Series F, Mental Health
Services Facilities:
     4,720,000 BBB+                     6.500% due 8/15/12
4,873,400
     4,615,000 BBB+                     6.500% due 2/15/19
4,730,375
     2,825,000 NR   Newark-Wayne Community Hospital Inc.,
Hospital
Revenue Refunding and Improvement, Series A,
                         7.600% due 9/1/15
2,722,594
               720,000   A    Valley Health Development
Corp., New York
                         Mortgage Revenue Bonds, Mortgage
                         Loan, FHA-Insured, 11.300% due
2/1/23                851,400
------------------------------------------------------------
-----------------------------175,498,987
------------------------------------------------------------
-----------------------------Housing: Multi-Family --  7.2%
     6,470,000 BBB  Commonwealth of Puerto Rico, Urban
Renewal &
                              Housing Corp. Revenue Bonds,
7.875% due 10/1/04            7,003,775
 10,200,000    AA   Housing New York Corp. Revenue
Refunding,
                              5.500% due 11/1/20
9,600,750
                         New York City Housing Development
Corp.,
                                   Multi-Family Housing:
     1,591,508 NR                  Cadman Project, 6.500%
due 11/15/18             1,615,381
     1,010,319 NR                  Heywood Towers Project,
6.500% due 10/15/17           1,025,473
     1,282,710 NR                  Kelly Project, 6.500% due
2/15/18             1,301,951

                              See Notes to Financial
Statements.
                                                       15


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

          FACE
     AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
Housing: Multi-Family -- 7.2% (continued)
$1,637,398     AAA                 Pass Through
Certificates, AMBAC-Insured,
                                        6.500% due 12/20/01
$ 1,694,707
1,646,543     NR         Riverside Project, 6.500% due
11/15/18                 1,679,474
                                   Series A, FHA-Insured:
4,000,000     AAA          6.600% due 4/1/30
4,080,000
 5,000,000     AAA                      Multi-Unit Mortgage
Refunding, 7.350%
                                             due 6/1/19
5,250,000
New York State Housing Finance Agency Revenue,
                              Multi-Family Housing:
                                   Second Mortgage Project,
Multi-Family Housing,
                                        SONYMA-Insured:
                                             Series A:
     500,000   Aa2*                                7.000%
due 8/15/12(a)        528,125
     500,000   Aa2*                                7.050%
due 8/15/24(a)        521,875
 6,870,000     Aa2*                          Series B,
6.250% due 8/15/29(a)         6,878,588
 1,750,000     Aa2*                          Series C,
6.600% due 8/15/27       1,813,437
                                   Series A:
 2,000,000     Aa2*                     FHA-Insured, 6.200%
due 8/15/15(a)      2,032,500
 3,450,000     AAA                      FSA-Insured, 6.125%
due 11/1/20         3,506,063
 1,500,000     AAA                 Series C, FHA-Insured,
6.500% due 8/15/24       1,550,625
 1,000,000     A*   Rensselaer Housing Authority, Multi-
Family Mortgage
                              Revenue, Rensselaer Elderly
Apartments, Series A,
                              7.750% due 1/1/11
1,050,000
------------------------------------------------------------
-----------------------------51,132,724
------------------------------------------------------------
-----------------------------Housing: Single-Family -- 2.6%
 1,785,000     NR   Lincoln Towers Housing Corp., 11.250%
due 1/1/15          1,858,756
                    New York State Mortgage Agency Revenue:
2,625,000     Aa2*     Series 37-A, 6.375% due 10/1/14
2,739,844
 1,000,000     Aa2*           Series 41-A, 6.450% due
10/1/14        1,033,750
 4,000,000     Aa2*           Series 42, FHA-Insured, 6.650%
due 4/1/26(a)       4,115,000
 4,250,000     Aa2*           Series 48, 6.100% due
4/1/25(a)      4,260,625
 2,000,000     Aa2*           Series 54, 6.100% due
10/1/15(a)          2,015,000
     825,000   Aa2*           Series SS, Homeowner Mortgage,
7.950% due 10/1/22(a)           874,500
     320,000   Aa*            8th Series E, Pool-Insured,
8.100% due 10/1/17         331,011
 1,345,000     Aa*            9th Series A, 7.300% due
4/1/17(a)      1,360,131
------------------------------------------------------------
-----------------------------18,588,617
------------------------------------------------------------
-----------------------------Industrial Development -- 7.4%
10,250,000     AAA  Battery Park City Authority Revenue,
Series A,
                              AMBAC-Insured, 5.500% due
11/1/26        9,724,688
 1,300,000     A1+  Grand Central, District Management
Association
Refunding-Business Import District Capital,
                              5.125% due 1/1/14
1,200,875

                         See Notes to Financial Statements.
16


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY             VALUE
============================================================
==============================
Industrial Development -- 7.4% (continued)
 $1,000,000    AA   Hempstead Town IDA, Resource Recovery
Revenue Bonds,
                                   Nassau District Energy
Corp., 7.750% due 9/15/15(a)   $ 1,011,650
               500,000   AA   Monroe County IDA, Revenue
Public Improvement,
                                   Canal Ponds Park, Series
A, 7.000% due 6/15/13                542,500
New York City IDA, Civil Facility Revenue, (The
                                   Lighthouse Project):
                                        LOC Barclay's Bank:
     1,000,000 AA                       6.375% due 7/1/10
1,033,750
     2,250,000 AA                       6.500% due 7/1/22
2,328,750
               940,000   Aa-1*                    Prime
Laboratories Inc. IDR, LOC Algamene Bank
                                             Nederland, NV,
7.700%, Mandatory tender 11/1/10               941,786
     9,000,000 NR                  Visy Paper Inc. Project,
7.950% due 1/1/28(a)               9,562,500
     1,815,000 BBB#                YMCA Greater New York
Project, 5.800% due 8/1/16              1,733,325
     3,000,000 Baa1 New York State Urban Development Corp.
Revenue
                                   Refunding, State
Facilities, 5.700% due 4/1/20           2,887,500
     7,000,000 AAA  Onondaga County IDA Sewer Facilities
Revenue, (Bristol
                                   Meyers Squibb Co.
Project), 5.750% due 3/1/24(a)               6,886,250
     1,410,000 A    Rensselaer County IDA, Albany
International Corp.,
                                   7.550% due 6/1/07(a)
1,547,475
United Nations Development Corp. Revenue Bonds,
                                   Senior Lien, Series A:
     1,490,000 A+#                 6.000% due 7/1/07
1,538,425
     9,500,000 A+#                 6.000% due 7/1/26
9,310,000
     2,390,000 B*   Warren & Washington Counties IDA,
Resource Recovery
                                   Revenue Bonds, Series A,
7.900% due 12/15/07           2,443,775
------------------------------------------------------------
-----------------------------52,693,249
------------------------------------------------------------
-----------------------------Life Care Systems -- 2.7%
                         New York State Dormitory Authority,
Revenue Bonds:
     8,025,000 A#             Department of Health, Veterans
Home, 5.500%
                                        due 7/1/21
7,322,813
                                   FHA-Insured:
     1,325,000 AAA                 Heritage House Nursing
Center, 7.000% due 8/1/31               1,429,344
     2,450,000 AA-                 Iroquois Nursing Home,
7.050% due 2/1/31             2,633,750
     3,350,000 AA                  Nursing Home, Wesley
Garden, 6.125% due 8/1/35               3,362,563
     1,165,000 BBB  New York State Medical Care Facilities,
Finance Agency
                                   Revenue Bonds, Insured
Mortgage Nursing Program,
                                   1984 Series A, FHA-
Insured, 9.500% due 1/15/24             1,179,271
     2,160,000 A    Oneida Health Care Corp. Mortgage
Revenue, Series A,
                                   FHA-Insured, 7.200% due
8/1/31              2,251,800
     1,250,000 AAA  Syracuse GO, IDA, James Square
Association,
                                   FHA-Insured, 7.000% due
8/1/25              1,318,750
------------------------------------------------------------
-----------------------------19,498,291
------------------------------------------------------------
-----------------------------
                              See Notes to Financial
Statements.
                                                       17


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
Miscellaneous -- 2.0%
     $ 800,000 VMIG1* New York State LOC Assistance Corp.,
Series B,
                                        3.350% due 4/1/23
(b)       $ 800,000
                              New York State Municipal Bond
Bank Agency, Series A,
                                        Special Revenue
Program:
     1,000,000 BBB+                City of Buffalo, 6.875%
due 3/15/06         1,065,000
     1,500,000 A+                  City of Rochester, 6.750%
due 3/15/11         1,591,875
                              New York State Urban
Development Corp., Sub Lien:
10,000,000    A        5.500% due 7/1/22
9,300,000
     1,990,000 AAA            5.500% due 7/1/26
1,860,650
------------------------------------------------------------
-----------------------------14,617,525
------------------------------------------------------------
-----------------------------Pollution Control Revenue --
4.6%
     4,500,000 AAA  Dutchess County Resource Recovery Agency
Revenue
                                        Bonds, Solid Waste
Management, Series A, FGIC-
                                        Insured, 7.500% due
1/1/09         4,848,750
                              New York State Energy,
Research & Development Authority:
     2,660,000 AAA            FSA-Insured, 8.375% due
12/1/28(a)          2,876,125
                                        MBIA-Insured:
     4,000,000 AAA                 6.150% due 7/1/26(a)
4,050,000
     1,100,000 AAA                 Series B, 7.375% due
10/1/14        1,194,875
     1,000,000 A#                  Series C, 8.375% due
12/1/28(a)          1,072,500
                              New York State Environmental
Facilities Corp.:
     4,440,000 Baa1*               Huntington Project,
7.375% due 10/1/99       4,617,600
                                        PCR, State Water
Revolving Fund, Series A:
     8,250,000 A                   7.250% due 6/15/10(d)
9,116,250
     1,950,000 A                   7.500% due 6/15/12
2,127,938
     1,500,000 AAA            Special Obligation Revenue,
Riverbank State Park,
                                             AMBAC-Insured,
5.125% due 4/1/22        1,365,000
     1,710,000 BB+  Puerto Rico Industrial, Medical &
Environmental Pollution
                                        Control Facilities
Finance Authority, Revenue Bonds,
                                        Series A, American
Airlines, 6.450% due 12/1/25       1,763,437
------------------------------------------------------------
-----------------------------33,032,475
------------------------------------------------------------
-----------------------------Pre-Refunded (e) -- 4.2%
               495,000   AAA  Babylon IDA, Resource Recovery
Revenue, Ogden
Martin System, Series B, (Call 7/1/98 @ 103),
                                        8.500% due 1/1/19
534,600
                    35,000    NR   Battery Park City
Authority, FHA-Insured, (Call 6/1/05
                                        @ 100), 8.625% due
6/1/23            42,875
               860,000   A-   Commonwealth of Puerto Rico GO
Municipal Finance Agency,
                                        Series A, (Call
7/1/98 @ 102), 8.250% due 7/1/08          914,825

                                   See Notes to Financial
Statements.
18


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY             VALUE
============================================================
==============================
Pre-Refunded (e) -- 4.2% (continued)
New York State Dormitory Authority Revenue Bonds:
 $        800,000   AA-            Ideal Senior Living
Center, FHA-Insured,
                                        (Call 2/1/99 @ 102),
7.625% due 8/1/28    $   859,000
     5,000,000 Baa1*               State of New York Issue,
Series 1991,
                                        (Call 7/1/01 @ 102),
7.750% due 7/1/21(d)               5,643,750
               800,000                       AAA New York
State Local Government Assistance Corp.,
                                   Series D, (Call 4/1/02 @
102), 7.000% due 4/1/18              889,000
                         New York State Medical Care
Facilities Finance Agency
                                   Revenue:
               620,000   AAA                 Call 2/15/00 @
102, 7.750% due 2/15/20              682,000
               670,000   AAA                 MBIA-Insured,
(Call 2/15/00 @ 102), 7.750%
                                             due 2/15/20
737,000
                                        Hospital & Nursing
Home Mortgage, FHA-Insured:
     6,430,000 AA                       Call 8/15/97 @ 102,
8.000% due 2/15/27            6,651,578
     9,345,000 AAA                      Call 8/15/98 @ 102,
8.000% due 2/15/28            9,940,744
     1,700,000 AAA                 St. Lukes Hospital,
Series B, (Call 2/15/00 @ 102),
                                             7.450% due
2/15/29             1,857,250
               500,000   AAA  New York State Urban
Development Corp. Revenue,
Correctional Facilities, (Call 1/1/00 @ 100),
                                   7.000% due 1/1/17
538,750
     1,000,000 A1*  Orangetown Housing Authority, Housing
Facility Revenue,
                                   Senior Housing Center,
1990 Series, (Call 4/1/00 @ 102),
                                   7.600% due 4/1/30
1,110,000
------------------------------------------------------------
-----------------------------30,401,372
------------------------------------------------------------
-----------------------------Public Facilities -- 2.5%
     1,000,000 A    Albany Parking Authority, New York
Revenue Refunding,
                                   (Green & Hudson St.
Garage Project), LOC Key Bank,
                                   7.150% due 9/15/16
1,047,500
               915,000   BBB  New York State COP, (Hanson
Redevelopment Project),
                                   8.375% due 5/1/08
1,047,675
New York State Urban Development Corp. Revenue,
                                   Correctional Capital
Facilities:
     5,000,000 AAA                 Series 6, AMBAC-Insured,
5.375% due 1/1/25             4,637,500
 10,000,000    A#                  Series 7, 5.700% due
1/1/27              9,337,500
     1,500,000 Baa1*  Triborough Bridge & Tunnel Authority,
Convention Center
                                   Project, Series E, 7.250%
due 1/1/10               1,668,750
------------------------------------------------------------
-----------------------------17,738,925
------------------------------------------------------------
-----------------------------Transportation -- 8.7%
     1,500,000 AAA  Albany County Airport Authority Revenue,
FSA-Insured,
                                   5.500% due 12/15/19(a)
1,385,625

                              See Notes to Financial
Statements.
                                                       19


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
Transportation -- 8.7% (continued)
                         Metropolitan Transportation
Authority Transit Facilities
                                   Revenue:
 $3,555,000    A-#                 Commuter Facilities
Revenue, Series A,
  6.500% due 7/1/24                                  $
3,612,769 Service Contract:
     5,440,000 BBB                   Series N, 7.125% due
7/1/09         5,888,800
     1,000,000 BBB                   Series O, 5.750% due
7/1/13           980,000
     2,250,000 AAA  Monroe County Airport Authority, Airport
Revenue,
                                   Greater Rochester
International, MBIA-Insured,
                                   7.250% due 1/1/19(a)
2,421,563
     1,450,000 BB+  New York City IDA, Special Facilities
Revenue,
(1990 American Airlines Inc. Project), 8.000%
                                   due 7/1/20(a)
1,533,375
     4,230,000 AAA  New York State Highway Authority,
Emergency Services,
Construction and Reconstruction, Series A,
                                   FSA-Insured, 6.600% due
3/1/01         4,520,813
     1,000,000 AAA  Niagara Falls Bridge Authority, Toll
Revenue, Series B,
                                   FGIC-Insured, 5.250% due
10/1/15          955,000
                         Port Authority of New York & New
Jersey:
     8,000,000 BB+            Delta Airlines, Series 1R,
6.950% due 6/1/08        8,560,000
 12,000,000    NR             KIAC Project, 5th Installment,
Special Project,
                                        6.750% due
10/1/19(a)     12,315,000
Puerto Rico Commonwealth Highway & Transportation
                                   Authority Revenue,
Refunding:
     5,000,000 A                   5.000% due 7/1/36
4,268,750
 13,500,000    A                   Series Y, 5.500% due
7/1/36    12,571,875
                         Triborough Bridge & Tunnel
Authority:
     2,500,000 AA#            General Purpose, Series B,
5.200% due 1/1/27        2,253,125
               500,000   Aa*            Series L, 8.125% due
1/1/12(d)        522,135
------------------------------------------------------------
-----------------------------61,788,830
------------------------------------------------------------
-----------------------------Utilities -- 4.7%
     3,270,000 AAA  New York City Municipal Finance
Authority, Water &
Sewer System Revenue, Series A, FSA-Insured,
                                   7.000% due 6/15/15
3,535,688
New York State Energy, Research & Development Authority,
Facilities Revenue Bonds:
                                        Brooklyn Union Gas
Co. Project:
     3,000,000 A                     Regular Linked SAVRS
and RIBS, 7.050%
                                             due
7/15/26(a)(g)       3,191,250
     1,500,000 A                     Regular RIBS, Series B,
6.952% due 7/1/26(a)(g)       1,758,750

                              See Notes to Financial
Statements.
20


============================================================
====================
 Schedules of Investments (continued)
March 31, 1997
============================================================
====================
                                                  NEW YORK
PORTFOLIO

               FACE
          AMOUNT     RATING
SECURITY        VALUE
============================================================
==============================
Utilities -- 4.7% (continued)
                                        Consolidated Edison
Co. Project, Series A:
$4,500,000    AAA          MBIA-Insured, 6.100% due 8/15/20
$ 4,584,375
     2,250,000 A+                  7.125% due 3/15/22(a)
2,319,570
     5,750,000 A+                  7.125% due 12/1/29(a)(d)
6,332,188
     1,500,000 Baa2*               Corning National Gas
Corp., Series A,
                                             8.250% due
12/1/18(a)          1,616,250
                                        Long Island Lighting
Co. Project:
                                             Series A:
     4,900,000 BB+                      7.150% due
12/1/20(a)          5,230,750
     1,000,000 BB+                      7.150% due 2/1/22(a)
1,067,500
     3,000,000 BB+                 Series B, 7.150% due
2/1/22(a)      3,202,500
     1,000,000 BB+                 Series D, 6.900% due
8/1/22(a)      1,051,250
------------------------------------------------------------
-----------------------------33,890,071
------------------------------------------------------------
-----------------------------Water & Sewer -- 1.8%
     1,000,000 AAA  Buffalo Municipal Water Finance
Authority, Water
                                   Systems Revenue, FGIC-
Insured, 6.100% due 7/1/26         1,018,750
     2,150,000 AAA  Monroe County Water Authority Revenue,
                                   AMBAC-Insured, 7.000% due
8/1/19         2,356,938
 10,000,000    A#   New York City Municipal Water Finance
Authority,
Water & Sewer System Revenue, Series A,
                                   5.500% due 6/15/24
9,287,500
------------------------------------------------------------
-----------------------------12,663,188
------------------------------------------------------------
-----------------------------TOTAL INVESTMENTS -- 100%
                              (Cost-- $691,691,150**)
$713,910,801
============================================================
==============================
(a) Income from this issue is considered a preference item for the purposes of calculating the alternative minimum tax.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Variable rate obligation payable at par on demand on the date indicated.
(d) Security segregated by Custodian for open purchase commitments.
(e) Bond is escrowed with U.S. government securities and is considered by the


Manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(g) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.


++   Security has not been rated by either Moody's Investors
Service or Standard
& Poor's Ratings Services. However, the Board of Trustees has determined the security to be considered a first tier quality issue due to enhancement features such as insurance or irrevocable letters of credit.
+    Security has not been rated by either Moody's Investors
Service or Standard
& Poor's Ratings Services. However, the Board of Trustees
has determined
     that the security presents minimal credit risk.
#    Fitch Investor Services, Inc.
**   Aggregate cost for Federal income tax purposes is
substantially the same.
See pages 22 and 23 for definitions of ratings and certain
security
     descriptions.
See Notes to Financial Statements.
               21


============================================================
====================
 Bond Ratings
============================================================
====================
All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:
Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories. AAA --Bonds rated "AAA" have the highest rating assigned by Standard &
Poor's. Capacity to pay interest and repay principal is
extremely strong.
AA   --Bonds rated "AA" have a very strong capacity to pay
interest and
repay principal and differ from the highest rated issue only in a small degree.
A    --Bonds rated "A" have a strong capacity to pay
interest and repay
principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  --Bonds rated "BBB" are regarded as having an adequate
capacity to
pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   --Bonds rated "BB" have less near-term vulnerability to
default than
other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
Moody's --Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa  --Bonds that are rated "Aaa" are judged to be of the
best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   --Bonds that are rated "Aa" are judged to be of high
quality by all
standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    --Bonds that are rated "A" possess many favorable
investment
attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  --Bonds that are rated "Baa" are considered as medium
grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
B    --Bonds that are rated "B" generally lack
characteristics of
desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
NR   --Indicates that the bond is not rated by Standard &
Poor's or
          Moody's.
22


============================================================
====================
 Short-Term Security Ratings
============================================================
====================
SP-1   --Standard & Poor's highest rating indicating very
strong or strong
capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and
variable rate demand
obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1    --Moody's highest rating for commercial paper and for
VRDO prior to
          the advent of the VMIG 1 rating.
VMIG 1   --Moody's highest rating for issues having a demand
feature --
          VRDO.
MIG 1    --Moody's highest rating for short-term municipal
obligations.
MIG 2    --Moody's second highest rating for short-term
municipal
          obligations.
============================================================
====================
 Security Descriptions
============================================================
==================== ABAG     -- Association of Bay Area
Governments


AIG  -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation BAN    -- Bond
Anticipation Notes


BIG  -- Bond Investors Guaranty
BOCES  -- Board of Cooperative Education Services CGIC --
Capital Guaranty Insurance Company
COP  -- Certificate of Participation
CSD  -- Central School District


ETM  -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities FGIC
-- Financial Guaranty Insurance Company
FHA  -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation FNMA  --
Federal National Mortgage Association


FRTC -- Floating Rate Trust Certificates
FSA  -- Financial Security Assurance
GIC  -- Guaranteed Investment Contract


GNMA -- Government National Mortgage Association
GO   -- General Obligation
HDC  -- Housing Development Corporation
HFA  -- Housing Finance Authority
IDA  -- Industrial Development Authority
IDB  -- Industrial Development Board


IDR  -- Industrial Development Revenue
INFLOS -- Inverse Floaters
IRB  -- Industrial Revenue Bonds
LOC  -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PART -- Partnership Structure
PCFA -- Pollution Control Financing Authority
PCR  -- Pollution Control Revenue
RAN  -- Revenue Anticipation Notes
RIBS -- Residual Interest Bonds


SAVRS  -- Select Auction Variable Rate Securities SONYMA --
State of New York Mortgage Association SWAP  -- SWAP
Structure
TAN  -- Tax Anticipation Notes
TECP -- Tax Exempt Commercial Paper


TOB  -- Tender Option Bond Structure
TRAN -- Tax and Revenue Anticipation Notes
UFSD -- Union Free School District


VRDD -- Variable Rate Demand Note
VRWE -- Variable Rate Wednesday Demand
          23




============================================================
====================
 Statements of Assets and Liabilities          March 31,
1997
============================================================
====================

                         New York Money    New York
                    Market Portfolio    Portfolio
============================================================
================================
ASSETS:
     Investments, at value (Cost  $928,800,890 and
          $691,691,150, respectively)        $ 928,800,890
$ 713,910,801
     Cash             87,785
     Interest receivable          7,932,000     11,749,922
     Receivable for securities sold              1,910,840
4,973,015
     Receivable for Fund shares sold
1,094,437
     Other receivables                        355,000
------------------------------------------------------------
-------------------------------Total Assets
938,731,515      732,083,175
============================================================
================================ LIABILITIES:
     Dividends payable            1,060,835
     Management fees payable             407,227
356,768
     Distribution fees payable                 35,212
80,234
     Payable for Fund shares purchased
357,337
     Payable for securities purchased
5,402,158
     Accrued expenses               113,496         89,101
------------------------------------------------------------
-------------------------------Total Liabilities
1,616,770     6,285,598
------------------------------------------------------------
-------------------------------Total Net Assets        $
937,114,745    $ 725,797,577
============================================================
================================ NET ASSETS:
     Par value of shares of beneficial interest        $
937,374   $      55,150
     Capital paid in excess of par value
936,437,022      709,771,518
     Undistributed net investment income               --
235,328
     Accumulated net realized loss from security
transactions             (259,651)    (6,484,070)
     Net unrealized appreciation of investments
--      22,219,651
------------------------------------------------------------
-------------------------------Total Net Assets        $
937,114,745    $ 725,797,577
============================================================
================================ Shares Outstanding:
     Class A          937,374,396     40,326,533
------------------------------------------------------------
-------------------------------Class B            --
14,057,541
------------------------------------------------------------
-------------------------------Class C            --
765,360
------------------------------------------------------------
-------------------------------Net Asset Value:
     Class A (and redemption price)          $        1.00
$       13.16
------------------------------------------------------------
-------------------------------Class B *               --
$       13.15
------------------------------------------------------------
-------------------------------Class C **              --
$       13.14
------------------------------------------------------------
-------------------------------Class A Maximum Public
Offering Price Per Share
     (net asset value plus 4.17% of net asset value per
share)              --   $       13.71
============================================================
================================
*              Redemption price is NAV of Class B shares
reduced by a   4.50% CDSC if shares
               are redeemed within one year from initial
purchase (See Note 4).
**        Redemption price is NAV of Class C shares reduced
by a 1.00% CDSCif shares


     are redeemed within the first year of purchase (See
Note 4).
          See Notes to Financial Statements.
24




============================================================
====================
 Statements of Operations                    For the Year
Ended March 31, 1997
============================================================
====================

                         New York Money New York
                    Market Portfolio    Portfolio
============================================================
============================
INVESTMENT INCOME:
     Interest            $  31,733,150    $  46,660,328
------------------------------------------------------------
---------------------------EXPENSES:
     Management fees (Note 4)          4,554,023   3,682,923
     Distribution fees (Note 4)               910,804
2,073,869
     Shareholder and system servicing fees
359,525      272,140
     Shareholder communications              82,610
61,097
     Registration fees                  74,432       322,587
     Custody                  47,986        34,001
     Audit and legal                    30,295        53,193
     Trustees' fees                 6,366        10,002
     Pricing service fees                             34,913
     Other                    64,397         7,786
------------------------------------------------------------
---------------------------Total Expenses
6,130,438  6,552,511
------------------------------------------------------------
---------------------------Net Investment Income
25,602,712     40,107,817
------------------------------------------------------------
---------------------------REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS (NOTE 5):
     Realized Gain (Loss) From Security Transactions
     (excluding short-term securities*):
          Proceeds from sales         36,740,622
406,551,453
          Cost of securities sold          36,702,834
407,224,484
------------------------------------------------------------
---------------------------Net Realized Gain (Loss)
37,788      (673,031)
------------------------------------------------------------
---------------------------Change in Net Unrealized
Appreciation of Investments:
          Beginning of year                      --
23,141,967
          End of year                       --    22,219,651
------------------------------------------------------------
---------------------------Decrease in Net Unrealized
Appreciation                   (922,316)
------------------------------------------------------------
---------------------------Net Gain (Loss) on Investments
37,788    (1,595,347)
------------------------------------------------------------
---------------------------Increase in Net Assets From
Operations          $  25,640,500    $  38,512,470
============================================================
============================
*    Represents only gains from the sale of short-term
securities for the New York
Money Market Portfolio.
               See Notes to Financial Statements.
                                   25




============================================================
====================
 Statements of Changes in Net Assets    For the Years Ended
March 31,
============================================================
====================
New York Money Market Portfolio            1997       1996
============================================================
===================
OPERATIONS:
     Net investment income                      $
25,602,712    $      25,017,960
     Net realized gain                 37,788
2,354
------------------------------------------------------------
------------------Increase in Net Assets From Operations
25,640,500      25,020,314
------------------------------------------------------------
-------------------DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
     Net investment income    (25,602,712)   (25,017,960)
------------------------------------------------------------
------------------Decrease in Net Assets From
          Distributions to Shareholders (25,602,712)
(25,017,960)
------------------------------------------------------------
-------------------FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares             3,558,756,790
3,174,176,362
     Net asset value of shares issued
          for reinvestment of dividends      25,115,287
24,164,797
     Cost of shares reacquired
(3,529,287,358)    (3,024,242,064) -------------------------
-----------------------------------------------------
Increase in Net Assets From
          Fund Share Transactions       54,584,719
174,099,095
------------------------------------------------------------
-------------------Increase in Net Assets
54,622,507     174,101,449
NET ASSETS:
     Beginning of year        882,492,238    708,390,789
------------------------------------------------------------
------------------End of year                       $
937,114,745    $    882,492,238
============================================================
===================
See Notes to Financial Statements.
26




============================================================
====================
 Statements of Changes in Net Assets (continued)
============================================================
====================
                    For the Years Ended March 31,
New York Portfolio           1997      1996
============================================================
========================
OPERATIONS:
     Net investment income    $40,107,817    $11,477,881
     Net realized gain (loss)    (673,031)     1,044,195
     Decrease in net unrealized appreciation    (922,316)
(16,335,761)
------------------------------------------------------------
-----------------------Increase (Decrease) in Net
          Assets From Operations    38,512,470
(3,813,685)
------------------------------------------------------------
-----------------------DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
     Net investment income    (40,014,974)   (11,339,968)
------------------------------------------------------------
-----------------------Decrease in Net Assets From
          Distributions to Shareholders (40,014,974)
(11,339,968)
------------------------------------------------------------
-----------------------FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares    62,049,446
43,180,915
     Net asset value of shares issued in connection
          with the transfer of the Smith Barney New
          York Municipals Fund Inc.'s net assets (Note 7)
--   651,752,267
     Net asset value of shares issued
          for reinvestment of dividends  25,048,123
6,775,955
     Cost of shares reacquired
(107,681,450)  (31,148,509)
------------------------------------------------------------
-----------------------Increase (Decrease) in Net
          Assets From Fund Share Transactions
(20,583,881)   670,560,628
------------------------------------------------------------
-----------------------Increase (Decrease) in Net Assets
(22,086,385)   655,406,975
NET ASSETS:
     Beginning of year        747,883,962     92,476,987
------------------------------------------------------------
-----------------------End of year*
$725,797,577     $747,883,962
============================================================
======================== *    Includes undistributed net
investment income of:       $235,328       $141,293
============================================================
========================
See Notes to Financial Statements.
                              27




============================================================
====================
 Notes to Financial Statements
============================================================
====================
     1. SIGNIFICANT ACCOUNTING POLICIES
     The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, Georgia, Ohio, Pennsylvania, Limited Term, National and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.
     The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, as applicable;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the New York Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
28


============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
     2. PORTFOLIO CONCENTRATION
     Since each Portfolio invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.
     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.
Capital gain distributions, if any, are taxable to
shareholders, and are
declared and paid at least annually.
     4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS
     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The New York Money Market and the New York Portfolios pay SBMFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.
     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended March 31, 1997, SB received sales charges of approximately $348,000 on sales of the New York Portfolio's Class A shares.
     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs less than one year from initial
purchase. This CDSC declines by    0.50% the first year
after
purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended March 31, 1997, CDSCs paid to SB were:

          Class B         Class C
============================================================
====================
                       CDSCs
$322,000         $4,000
============================================================
====================
               29


============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
     Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 1997, total Distribution Plan fees incurred were:

Portfolio                             Class A     Class B
Class C
============================================================
====================
                                          New York Money
Market                $910,804           --                -
-
------------------------------------------------------------
-------------------New York
815,597      $1,192,097           $66,175
============================================================
====================
     All officers and two Trustees of the Fund are employees of SB.
     5. INVESTMENTS
During the year ended march 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

     New York Money                New York Market Portfolio
Portfolio
============================================================
====================
Purchases           --             $384,158,586
------------------------------------------------------------
-------------------Sales           --
406,551,453
============================================================
====================
     At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

     New York Money              New York Market Portfolio
Portfolio
============================================================
====================
Gross unrealized appreciation           --
$26,799,788
Gross unrealized depreciation           --
(4,580,137)
------------------------------------------------------------
-------------------Net unrealized appreciation
--            $22,219,651
============================================================
====================
30




============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
     6. CAPITAL LOSS CARRYFORWARD
At March 31, 1997 the New York Money Market and New York Portfolios had, for Federal income tax purposes, $261,635 and $6,385,987, respectively, of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

Portfolio                   2000            2001    2002
2003       2005


============================================================
==========================
New York Money Market     $261,635           --          --
--         --
------------------------------------------------------------
-------------------------New York                        --
$713,974   $4,701,454     $365,887 $604,672
============================================================
==========================
     7. TRANSFER OF NET ASSETS  NEW YORK PORTFOLIO
On February 2, 1996, the New York Portfolio acquired the assets and certain liabilities of the Smith Barney New York Municipals Fund
Inc. ("New York Municipals") pursuant to an Agreement and a Plan of Reorganization dated October


23, 1995. Total shares issued by the Portfolio and the total net assets of New York Municipals and the New York Portfolio on the date of the transfer were as follows:

                    Total Net
               Shares    Assets of         Total Net
          Issued by  New York         Assets of
Acquired Fund                    the Portfolio    Municipals
the Portfolio
============================================================
====================
New York Municipals               48,095,606
$651,752,267     $117,671,692
============================================================
====================
The total net assets of New York Municipals before
acquisition included
unrealized appreciation of $36,306,817 and a net realized loss of $5,542,090. The total net assets of the Portfolio immediately after the transfer were $769,423,959. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
     8. SHARES OF BENEFICIAL INTEREST
     At March 31, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.
                         31


============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
          At March 31, 1997, total paid-in capital amounted to the following for each class and their respective
Portfolio:

Portfolio                             Class A
Class B         Class C
============================================================
====================
New York Money Market              $937,374,396
--             --
------------------------------------------------------------
-------------------New York
506,575,357          $193,034,489    $10,216,822
============================================================
====================
          Transactions in shares of each class were as follows:


                    Year Ended                  Year Ended
               March 31, 1997       March 31, 1996


New York                               ---------------------
-----------      --------------------------------Money
Market Portfolio                      Shares
Amount    Shares         Amount
============================================================
==================================================
Class A
Shares sold                             3,558,756,790  $
3,558,756,790      3,174,176,362   $ 3,174,176,362
Shares issued on reinvestment              25,115,287
25,115,287     24,164,797           24,164,797
Shares redeemed                        (3,529,287,358)
(3,529,287,358)    (3,024,242,064)  (3,024,242,064)
------------------------------------------------------------
--------------------------------------------------
Net Increase                               54,584,719  $
54,584,719        174,099,095 $    174,099,095
============================================================
==================================================
New York Portfolio
============================================================
==================================================
Class A
Shares sold                                 2,751,378  $
36,566,344      1,504,192     $     20,057,339
Net asset value of shares issued in
     connection with the transfer of
     the New York Municipals
     Fund net assets (Note 7)      --                --
35,871,333          486,159,506
Shares issued on reinvestment               1,438,119
19,033,592        401,580            5,319,636
Shares redeemed                            (6,161,975)
(81,524,659)   (1,927,282)         (25,676,286)
============================================================
================================================== Net
Increase (Decrease)                    (1,972,478)     $
(25,924,723)   35,849,823     $    485,860,195
============================================================
==================================================
Class B
Shares sold                                 1,729,769  $
22,891,545      1,486,523     $     19,753,173
Net asset value of shares issued in
     connection with the transfer of
     the New York Municipals
     Fund net assets (Note 7)      --                --
12,167,274          164,821,012
Shares issued on reinvestment                 428,975
5,674,888     91,512            1,216,365
Shares redeemed                            (1,843,688)
(24,383,430)     (299,760)          (4,018,685)
------------------------------------------------------------
-------------------------------------------------Net
Increase                             315,056 $     4,183,003
13,445,549     $    181,771,865
============================================================
================================================== Class C
Shares sold                                   195,814  $
2,591,557    253,093     $      3,370,403


Net asset value of shares issued in connection with the transfer of the New York Municipals


     Fund net assets (Note 7)     --                 --
56,999    771,749
Shares issued on reinvestment 25,705            339,643
18,201    239,954
Shares redeemed                              (134,481)
(1,773,361)          (109,624)        (1,453,538)
============================================================
================================================== Net
Increase  87,038    $     1,157,839            218,669    $
2,928,568
============================================================
==================================================
32




============================================================
====================
 Financial Highlights
============================================================
====================
For a share of beneficial interest outstanding throughout each year:

               Class A Shares ------------------------------
--------------------------------------------
New York Money Market Portfolio     1997             1996
1995             1994            1993(1)
============================================================
========================================================
Net Asset Value, Beginning of Year   $1.00            $1.00
$1.00            $1.00           $1.00
------------------------------------------------------------
-------------------------------------------------------Net
investment income(2)       0.028            0.038      0.025
0.018           0.010
     Dividends from net investment
          income     (0.028)          (0.038)
(0.025)          (0.018)         (0.010)
------------------------------------------------------------
-------------------------------------------------------Net
Asset Value, End of Year   $1.00            $1.00      $1.00
$1.00           $1.00
------------------------------------------------------------
-------------------------------------------------------Total
Return         2.85%     3.17%               2.49%     1.77%
1.01%++
------------------------------------------------------------
-------------------------------------------------------Net
Assets, End of Year (000s)           $937,115
$882,492    $708,391          $82,459         $59,510
------------------------------------------------------------
-------------------------------------------------------
Ratios to Average Net Assets:
     Expenses(2)         0.67%     0.67%               0.68%
0.60%           0.56%+
     Net investment income         2.80 3.11           2.94
1.73          1.84 +
============================================================
========================================================

(1) For the period fom September 17, 1992 (inception date) to March 31, 1993.
(2) The manager has waived all or part of its fees for the year ended March 31,
               1994 and the period ended March 31, 1993. If such fees were not waived, the per share decrease on net investment income would have been $0.001 and


$0.001, respectively, and the expense ratios would have been
0.67% and
               0.69% (annualized), respectively.
++        Total return is not annualized, as the result may
not be representative of
               the total return for the year.
+              Annualized.
                                        33




============================================================
====================
 Financial Highlights (continued)
============================================================
====================
For a share of each class of beneficial interest outstanding throughout each year:

                              Class A Shares ---------------
---------------------------------------------------------
New York Portfolio    1997               1996
1995(1)          1994           1993
============================================================
====================================================
Net Asset Value, Beginning of Year   $13.19        $12.83
$12.83           $13.25         $12.33
------------------------------------------------------------
---------------------------------------------------Income
From Operations:
     Net investment income         0.74      0.75
0.76      0.78 0.81
     Net realized and
          unrealized gain (loss)      (0.03)      0.35
0.01*             (0.41) 0.92
------------------------------------------------------------
---------------------------------------------------Total
Income From Operations        0.71      1.10           0.77
0.37 1.73
------------------------------------------------------------
---------------------------------------------------Less
Distributions From:
     Net investment income       (0.74)        (0.74)
(0.77)            (0.79)         (0.81)
------------------------------------------------------------
---------------------------------------------------Total
Distributions     (0.74)        (0.74)            (0.77)
(0.79)         (0.81)
------------------------------------------------------------
---------------------------------------------------Net Asset
Value, End of Year    $13.16        $13.19            $12.83
$12.83         $13.25
------------------------------------------------------------
---------------------------------------------------Total
Return         5.48%          8.71%               6.32%
2.66%     14.48%
------------------------------------------------------------
---------------------------------------------------Net
Assets, End of Year (000s)    $530,827      $557,809
$82,768         $70,065        $61,532
------------------------------------------------------------
---------------------------------------------------Ratios to
Average Net Assets:
     Expenses(2)         0.75%          0.72%
0.63%          0.55%     0.55%
     Net investment income         5.58      5.84
6.00      5.79 6.32
------------------------------------------------------------
---------------------------------------------------Portfolio
Turnover Rate        53%       36%            30%       20%
22%
============================================================
====================================================

          Class B Shares -----------------------------------
-----
New York Portfolio              1997        1996
1995(3)
============================================================
===========================


Net Asset Value, Beginning of Year             $13.18
$12.84        $11.96
------------------------------------------------------------
--------------------------Income From Operations:
     Net investment income                   0.67      0.67
0.31
     Net realized and unrealized gain (loss)         (0.03)
0.35      0.86*
------------------------------------------------------------
--------------------------Total Income From Operations
0.64      1.02      1.17
------------------------------------------------------------
--------------------------Less Distributions From:
     Net investment income                 (0.67)
(0.68)         (0.29)
------------------------------------------------------------
--------------------------Total Distributions
(0.67)         (0.68)         (0.29)
------------------------------------------------------------
--------------------------Net Asset Value, End of Year
$13.15        $13.18         $12.84
------------------------------------------------------------
---------------------------


Total Return                                       4.96%
8.05%           9.92%++ ------------------------------------
--------------------------------------------------Net
Assets, End of Year (000s)                 $184,916
$181,144          $3,813 -----------------------------------
---------------------------------------------------Ratios to
Average Net Assets:
Expenses(2)                                      1.27%
1.25%           1.27%+ Net investment income
5.06            5.45            5.76+
------------------------------------------------------------
--------------------------Portfolio Turnover Rate
53%             36%             30%
============================================================
===========================
(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80% and 1.30% for Class A shares and Class B shares, respectively.
(3) For the period from November 11, 1994 (inception date) to March 31, 1995.
* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net
asset value
          less than the net asset value at the beginning of
the period.
++   Total return is not annualized, as the result may not
be representative of
          the total return for the year.
+         Annualized.
34




============================================================
====================
 Financial Highlights (continued)
============================================================
====================
For a share of each class of beneficial interest outstanding throughout each year:

               Class C Shares ------------------------------
------------------------------------


New York Portfolio   1997           1996         1995(1)
1994          1993(2)
============================================================
=====================================================
Net Asset Value, Beginning of Year  $13.17         $12.83
$12.82          $13.24        $12.84
------------------------------------------------------------
----------------------------------------------------Income
From Operations:
     Net investment income         0.66 0.66           0.68
0.68 0.15
     Net realized and unrealized gain (loss)   (0.02)  0.36
0.01*          (0.40)    0.37
------------------------------------------------------------
-----------------------------------------------------
Total Income From Operations       0.64 1.02           0.69
0.28 0.52
------------------------------------------------------------
-----------------------------------------------------
Less Distributions From:
     Net investment income      (0.67)         (0.68)
(0.68)          (0.70)        (0.12)
------------------------------------------------------------
-----------------------------------------------------
Total Distributions   (0.67)         (0.68)       (0.68)
(0.70)        (0.12)
------------------------------------------------------------
----------------------------------------------------Net
Asset Value, End of Year  $13.14         $13.17       $12.83
$12.82        $13.24
------------------------------------------------------------
----------------------------------------------------
Total Return        4.91%     8.07%               5.66%
1.96%     4.04%++
------------------------------------------------------------
----------------------------------------------------Net
Assets, End of Year (000s)    $10,055         $8,931
$5,896          $5,461        $1,368
------------------------------------------------------------
----------------------------------------------------Ratios
to Average Net Assets:
     Expenses(3)         1.32%     1.28%               1.28%
1.23%     1.23%+
     Net investment income         5.01 5.02           5.38
4.98 5.37+
------------------------------------------------------------
----------------------------------------------------
Portfolio Turnover Rate        53%  36%            30%  20%
22%
============================================================
=====================================================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2)  For the period from January 8, 1993 (inception date) to
March 31, 1993.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class C shares. * Includes the net per
share effect of
shareholder sales and redemptions activity during the
period, most of which occurred at a net asset value less
than the net asset value at the beginning of the period.
++   Total return is not annualized, as the result may not
be representative of
          the total return for the year.
+         Annualized.
                                   35


============================================================
====================
 Independent Auditors' Report
============================================================
====================
To the Shareholders and Board of Trustees
of the New York Money Market and New York Portfolios
of Smith Barney Muni Funds:
We have audited the accompanying statements of assets and
liabilities,
including the schedules of investments, of the New York
Money Market and New York Portfolios of Smith Barney Muni Funds as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from September 17, 1992 (commencement of operations) to
March 31, 1993 with respect to the New York Money Market Portfolio and each of the years in the five-year period then ended with respect to the New York Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the New York Money Market and New York Portfolios of Smith Barney Muni Funds as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from September 17, 1992 to March 31, 1993 with respect to the New York Money Market Portfolio and for each of the years in the five-year period then ended with respect to the New York Portfolio, in conformity with generally accepted accounting principles.
          /s/ KPMG Peat Marwick LLP
New York, New York
May 14, 1997
36


SMITH BARNEY
MUNI FUNDS
SMITH BARNEY ------------
          A Member of TravelersGroup [LOGO]
TRUSTEES
Jessica M. Bibliowicz    INVESTMENT MANAGER
Joseph H. Fleiss
Donald R. Foley     Smith Barney Mutual Funds
Paul Hardin    Management Inc.
Francis P. Martin, M.D.
Heath B. McLendon, Chairman   DISTRIBUTOR
Roderick C. Rasmussen
John P. Toolan Smith Barney Inc.
C. Richard Youngdahl, Emeritus
     CUSTODIAN
     PNC Bank, N.A.
OFFICERS
     SHAREHOLDER
Heath B. McLendon   SERVICING AGENT
Chief Executive Officer
     First Data Investor Services Group, Inc. Jessica M.
Bibliowicz     P.O. BOX 9134


President Boston, MA 02205-9134
Lewis E. Daidone
Senior Vice President
and Treasurer
Peter M. Coffey
Vice President
Joseph Benevento
Vice President This report is submitted for the
     general information of the
Irving P. David     shareholders of Smith Barney Muni
Controller     Funds - New York Money Market and
     New York Portfolios. It is not          Thomas M.
Reynolds  authorized for distribution to
Controller     prospective investors unless
     accompanied or preceded by a
Christina T. Sydor  current Prospectus for the
Secretary Portfolios, which contains
     information concerning the
Portfolios' investment policies and     expenses as well as
other pertinent     information.
     SMITH BARNEY MUNI FUNDS
     388 Greenwich Street
     New York, New York 10013
     FD2397 5/97

------------------------------------------------------------
-------------------ANNUAL REPORT
------------------------------------------------------------
-------------------1997
1997
1997      [GRAPHIC APPEARS HERE]
1997
1997
          Smith Barney
          Muni Funds
          National
          Portfolio
          ------------------------------------
          March 31, 1997
     [LOGO] Smith Barney Mutual Funds


Investing for your future. Every day.


------------------
National Portfolio
------------------
Dear Shareholder:
We are pleased to provide you with the annual report for the Smith Barney Muni Funds-National Portfolio for the year ended March 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow in this report.
Portfolio Performance Update
For the year ended March 31, 1997, the Class A shares of the National Portfolio generated a total return of 5.41%. In comparison, the Portfolio's Lipper Analytical Services, Inc. peer group average posted a total return of 4.81% for the same period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.)
Smith Barney Muni Funds-National Portfolio
Average Annual Total Returns -- Without Sales Charges*

Class A Shares         Lipper Peer Group Average -----------
---         -------------------------


One-Year                 5.41%                       4.81%
Five-Year                7.49                        6.67
Ten-Year                 7.96                        6.68

Over the twelve months covered by this report, the National
Portfolio
distributed dividends totaling $0.79 per Class A share; based on its net asset value (NAV) of $13.60 as of March 31, 1997 for Class A shares, this equates to an annualized distribution rate of 5.81%. For an individual in the federal income tax bracket of 36%, the Portfolio's tax free yield of 5.81% is equivalent to a taxable yield of 9.06%. (According to the Internal Revenue Service, approximately 10% of U.S. taxpayers fall into the 36% federal income tax bracket.) Market and Economic Overview
The U.S. bond market experienced considerable volatility throughout the year ended March 31, 1997. In early 1996, a significant bond market sell-off was precipitated by a pick-up in inflationary fears that was caused by unexpected strength in the U.S. economy and concerns that the Federal Reserve Board ("Fed") would tighten rates in response. In retrospect, those concerns were unfounded because Fed monetary policy did not change throughout 1996. In fact, as U.S. economic growth moderated and concerns about Fed tightening eased, bond prices improved significantly.
-------------
*    Assumes reinvestment of all dividends and capital gain
distributions, if
any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares.
                         1


After his now-infamous remarks regarding "irrational exuberance" in the stock market in December, Fed Chairman Alan Greenspan continued to warn investors about the possible re-emergence of higher inflation in the U.S. economy. In response to a steady stream of strong economic reports, the Fed raised the federal funds rate by 25 basis points, or 0.25% in late March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)
Portfolio's Investment Strategy
The Smith Barney Muni Funds-National Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach. The Portfolio has a bias towards good quality, higher coupon bonds and we tend to emphasize income rather than seeking total return through capital gains. It is noteworthy that the Portfolio's superior long-term total return performance has been accomplished with minimal capital gains distributions. After-tax total returns are what really counts for municipal bond investors. (Of course, past performance is no guarantee of future results.) In addition, as a general rule, we pay closer attention to the coupon, maturity, and call structures of the Portfolio's holdings rather than the specific purpose for which these municipal bonds are being issued.
During the past year, the Portfolio retained its high-quality orientation, broad sector diversification and good call protection. As of March 31, 1997, the National Portfolio's average weighted maturity was approximately 19 years, and approximately 97% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Rating Service or Moody's Investors Service, Inc., with approximately 41% of the Portfolio's investments rated AAA. (Standard and Poor's Rating Service and Moody's Investor Services, Inc. are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in hospital bonds (14.9%), single-family mortgage bonds (8.8%), escrowed to maturity bonds (8.7%) and pollution control bonds (8.7%).
Municipal Bond Outlook
The U.S. economy appears to be strengthening. Although some analysts estimate U.S. economic growth at a 4% annual rate, we believe growth will most likely level off at around a
3.5% annual range. In our view, this higher domestic
economic growth will undoubtedly put pressure on interest rates. In fact, we have already seen recent yields on 30 year U.S. treasury bonds climb above the 7.0% mark. We
expect that the benchmark 30 year bond is entering a
2


new trading range of 7.0% to 7.25% and that should continue to exert some upward pressure on municipal market yields. While a stronger U.S. economy could cause new wage pressures to rise, it is unclear whether these trends will result in a squeeze on corporate profits and cause prices to rise as well.
In our opinion, global competition has kept wages and prices down. In addition, we expect continued vigilance on the part of the Fed to contain any possible signs of inflation and additional Fed tightening of monetary policy cannot be discounted.
However, we remain positive on the municipal bond market in the months ahead. In fact, we view the recent rise in market yields as an opportunity to extend the Portfolio's call protection without sacrificing a lot of coupon income or substantially increasing its downside risk. In our opinion, supply and demand, ongoing Fed vigilance and attractive after-tax returns continue to make a compelling case for municipal bonds.
In closing, we would like to thank you for investing in Smith Barney Muni Funds-National Portfolio. We look forward to continuing to help you achieve your financial goals. Sincerely,
/s/ Heath B. McLendon                    /s/ Peter M. Coffey
Heath B. McLendon                        Peter M. Coffey
Chairman                                 Vice President
April 11, 1997
     3


============================================================
==================== Historical Performance -- Class A
Shares
============================================================
====================
Net Asset Value
     --------------------
     Beginning   End     Income     Capital Gain    Total
Year Ended          of Year   of Year     Dividends
Distributions Returns(1)
============================================================
====================
3/31/97        $13.67    $13.60    $0.79         $0.00 5.41%
------------------------------------------------------------
-------------------3/31/96              13.32          13.67
0.81 0.00 8.83
------------------------------------------------------------
-------------------3/31/95              13.35          13.32
0.84 0.00 6.38
------------------------------------------------------------
-------------------3/31/94              13.81          13.35
0.86 0.06 3.17
------------------------------------------------------------
-------------------3/31/93              12.95          13.81
0.89 0.00 13.96
------------------------------------------------------------
-------------------3/31/92              12.49          12.95
0.90 0.00 11.21
------------------------------------------------------------
-------------------3/31/91              12.24          12.49
0.83 0.00 9.13
------------------------------------------------------------
-------------------3/31/90              12.11          12.24
0.98 0.00 9.60
------------------------------------------------------------
-------------------3/31/89              11.82          12.11
0.96 0.00 10.93
------------------------------------------------------------
-------------------3/31/88              12.95          11.82
0.94 0.20       (0.92)
============================================================
==================== Total
$8.80         $0.26
============================================================
====================

============================================================
==================== Historical Performance -- Class B
Shares
============================================================
====================
Net Asset Value
     --------------------
     Beginning   End     Income     Capital Gain    Total
Year Ended          of Year   of Year     Dividends
Distributions Returns(1)
============================================================
====================
3/31/97        $13.67    $13.61    $0.72         $0.00 4.95%
------------------------------------------------------------
-------------------3/31/96              13.33          13.67
0.74 0.00 8.26
------------------------------------------------------------
-------------------Inception*- 3/31/95 12.41      13.33
0.32 0.00 10.11+
============================================================
==================== Total
$1.78         $0.00
============================================================
====================

============================================================
==================== Historical Performance -- Class C
Shares
============================================================
====================
Net Asset Value


     --------------------
     Beginning   End     Income     Capital Gain    Total
Year Ended          of Year   of Year     Dividends
Distributions Returns(1)


============================================================
====================
3/31/97            $13.65      $13.59   $0.71     $0.00
4.90%
------------------------------------------------------------
-------------------3/31/96    13.32     13.65          0.74
0.00 8.13
------------------------------------------------------------
-------------------3/31/95    13.33     13.32          0.74
0.00 5.80
------------------------------------------------------------
-------------------3/31/94    13.80     13.33          0.77
0.06 2.40
------------------------------------------------------------
-------------------Inception*- 3/31/93  13.47     13.80
0.20      0.00 3.98+
============================================================
==================== Total              $3.16     $0.06
============================================================
====================
It is the Fund's policy to distribute dividends monthly and
capital gains, if any, annually.
4


============================================================
==================== Average Annual Total Return
============================================================
====================
Without Sales Charge(1)
-----------------------------------Class A      Class B
Class C
============================================================
====================
Year Ended 3/31/97       5.41%          4.95%          4.90%
============================================================
==================== Five Years Ended 3/31/97          7.49
N/A           N/A
------------------------------------------------------------
-------------------Ten Years Ended 3/31/97        7.96
N/A           N/A
------------------------------------------------------------
-------------------Inception* through 3/31/97          7.92
9.79           5.96
============================================================
====================
               With Sales Charge(2) ------------------------
-----------Class A      Class B        Class C
============================================================
====================
Year Ended 3/31/97       1.19%          0.45%          3.90%
============================================================
==================== Five Years Ended 3/31/97          6.61
N/A            N/A
------------------------------------------------------------
-------------------Ten Years Ended 3/31/97        7.25
N/A            N/A
------------------------------------------------------------
-------------------Inception* through 3/31/97          7.50
8.69           5.96
============================================================
====================

============================================================
==================== Cumulative Total Return
============================================================
====================
Without Sales Charge(1)
============================================================
====================
Class A (3/31/87 through 3/31/97)
109.75%
------------------------------------------------------------
-------------------Class B (Inception* through 3/31/97)
25.10
------------------------------------------------------------
-------------------Class C (Inception* through 3/31/97)
27.78
============================================================
====================
(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
*    Inception dates for Class A, B and C shares are August
20, 1986, November
     7, 1994 and January 5, 1993, respectively.

+    Total return is not annualized, as it may not be
representative of the
     total return for the year.
          5


============================================================
==================== Historical Performance (unaudited)
============================================================
====================
Growth of $10,000 Invested in Class A Shares of
the National Portfolio vs.
                                   Lehman Long Bond Index+ -
------------------------------------------------------------
------------------
March 1987 -- March 1997

[GRAPH APPEARS HERE]
National Portfolio          Lehman Long Bond Index ---------
---------          ----------------------


3/87              $  9,600                       $ 10,000
3/88                     9,481     10,154
3/89                10,484    11,224
3/90                11,452    12,470
3/91                12,464    13,649
3/92                13,822    15,202
3/93                15,709    17,428
3/94                16,166    17,627
3/95                17,172    19,154
3/96                18,689    20,914
3/97                19,700    22,232


+    Hypothetical illustration of $10,000 invested in Class
A shares on March
31, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through March 31, 1997. The Lehman Long Bond Index is a broad based, total return index, comprised of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty-two years) and are selected from issues larger than $50 million dated since January 1984. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a
guarantee of future
results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.
6




============================================================
=================================== Schedule of Investments
March 31, 1997
============================================================
===================================
          FACE
     AMOUNT    RATING                          SECURITY
VALUE
============================================================
===================================
Education -- 5.4%
$5,000,000  AAA     Chicago, IL Board of Education Lease
Certificates,
                              Series A, Refunding, MBIA-
Insured, 6.000% due 1/1/20         $ 5,087,500
 3,310,000  AAA     Cook & Dupage County, IL High School
District,
                              zero coupon due 12/1/12
1,315,725
 1,000,000  Aaa*    Joshua, TX Independent School District,
Series C,
                              PSFG, 5.450% due 2/15/16
967,500
 2,000,000  Aa*     Nebraska Higher Education Loan Program
Inc.,
                              Subseries A-5A, 6.200% due
6/1/13(a)           1,990,000
 1,500,000  Baa3*   New Hampshire Higher Education & Health,
Brewster
                              Academy, 6.750% due 6/1/25
1,500,000
 1,500,000  BBB+    New York State Dormitory Authority
Revenue, State
                              University Educational
Facilities, Series B,
                              7.500% due 5/15/11
1,736,250
                    Noblesville, IN High School Building
Corp., AMBAC-Insured:


2,600,000  AAA         Zero coupon due 2/15/17
786,500
 4,040,000  AAA               Zero coupon due 2/15/18
1,151,400
 2,500,000  AAA     Saddleback Valley University School
District,
                              Revenue, California Public
Financing Authority, Special
                              Tax Series A, FSA-Insured,
zero coupon due 9/1/20               606,250
Texas State Higher Education Coordinating Board,
                              College Student Loan Revenue:
 2,545,000  A*             7.450% due 10/1/06(a)
2,669,069
     360,000  A*                7.700% due 10/1/25(a)
374,400
 1,000,000  AAA     University of Pittsburgh Capital
Projects,
The Commonwealth System of Higher Education,
                              FGIC-Insured, 5.125% due
6/1/27                897,500
 1,000,000  AAA     Utah Student Loan Revenue, Series 1991F,
AMBAC-Insured,
                              7.450% due 11/1/08(a)
1,052,500
------------------------------------------------------------
----------------------------------20,134,594
------------------------------------------------------------
----------------------------------Escrowed to Maturity(b)
8.7%
     835,000  AAA   Boston, MA Water & Sewer Revenue, Series
A,
                              10.875% due 1/1/09
1,131,425
 1,135,000  AAA     Douglas County, NE Hospital Authority
No. 2,
                              Bergan Mercy, 9.500% due
7/1/10              1,447,125
 1,695,000  AAA     Fairmont, WV Virginia Water & Sewer
Revenue,
                              9.250% due 11/1/11
2,110,275
25,135,000  AAA     Illinois Development Finance Authority,
Retirement Housing
                              Revenue, Regency Park, Series
B, (Escrowed to Maturity
                              with Refco Strips), zero
coupon due 7/15/25            3,613,156
5,685,000  AAA       Indiana Bond Bank, AMBAC-Insured,
9.750% due 8/1/09(c)          7,305,225
 5,000,000  AAA     Labette County, KS Single-Family
Mortgage Revenue,
                              Series A, zero coupon due
12/1/14             1,781,250
1,225,000  AAA       New Jersey Turnpike Authority, 10.375%
due 1/1/03               1,442,438
 1,970,000  AAA     Ohio State Water Development Authority
Revenue,
                              Safe Water, Series 2, 9.375%
due 12/1/10(c)           2,398,475

                         See Notes to Financial Statements
                                   7


============================================================
=================================== Schedule of Investments
(continued)
March 31, 1997
============================================================
===================================
FACE
     AMOUNT    RATING                             SECURITY
VALUE
============================================================
===================================
Escrowed to Maturity(b) -- 8.7% (continued)
$1,000,000  AAA     Philadelphia Hospital & Higher Education
Facility Authority,
                              Presbyterian Medical Center,
6.650% due 12/1/19             $ 1,100,000
3,000,000  AAA       Port Everglades, FL, 7.125% due 11/1/16
3,446,250
 4,000,000  AAA     Richmond County, GA Development
Authority,
                              Sub-Series C, zero coupon due
12/1/21          745,000
 3,985,000  AAA     Riverside County, CA Single-Family
Mortgage Revenue,
                              Series 89A, GNMA-
Collateralized, 7.800% due 5/1/21(a)         4,861,700
     895,000  AAA   Weber County, UT Hospital Revenue, St.
Benedict's
                              Hospital, 10.000% due 3/1/10
1,134,413
------------------------------------------------------------
----------------------------------32,516,732
------------------------------------------------------------
----------------------------------Finance -- 0.9%
 3,000,000  A  Pennsylvania Finance Authority, Beaver County
Municipal
Capital Improvements Program, Societe Generale
                              GIC-Insured, 6.600% due
11/1/09        3,172,500
------------------------------------------------------------
----------------------------------General Obligation -- 1.2%
 2,000,000  AAA     Berks County, PA GO, MVRICS, FGIC-
Insured,
                              8.790% due 11/10/20(d)
2,202,500
 1,500,000  AAA     Hawaii State GO, Unlimited, FGIC-
Insured,
                              5.250% due 3/1/17
1,400,625
     740,000  BBB+  New York City GO, Series D, 7.500% due
2/1/16           812,150
------------------------------------------------------------
----------------------------------4,415,275
------------------------------------------------------------
----------------------------------Hospital -- 14.9%
     500,000  AAA   Allegheny County Hospital Development
Authority,
Children's Hospital of Pittsburgh, MBIA-Insured,
                              5.300% due 7/1/26
453,750
 1,000,000  AAA     Boston, MA Industrial Development
Financing Authority,
                              Alzheimer's Center Project,
FHA-Insured,
                              6.000% due 2/1/37
975,000
 1,000,000  AAA     Clarke County, GA Hospital Authority
Revenue COP,
                              (Athens Regional Medical
Center Project),
                              MBIA-Insured, 5.000% due
1/1/27           881,250
                    Colorado Health Facilities Authority
Hospital Revenue Bonds:
 2,000,000  BBB               Rocky Mountain Adventist
Health, Series 1993,
                                   6.625% due 2/1/13
2,047,500
1,000,000  BBB         Vail Valley Medical Center, 6.500%
due 1/15/13                1,012,500
 3,500,000  A1*     Elkhart County, IN Hospital Authority
Revenue,
                              Elkhart General Hospital
Insured, 7.000% due
7/1/123,692,500 Harris County, TX Health Facilities
                    Development Corp.:
2,000,000  A*          Memorial Hospital Systems Project,
7.125% due 6/1/15          2,197,500
 2,000,000  AA           Sisters of Charity of the Incarnate
Word,
                                   7.100% due 7/1/21
2,162,500
                    Illinois Health Facilities Authority
Hospital Revenue:
     937,000  AAA             Community Provider Pooled Loan
Program,
                                   CGIC-Insured, 7.350% due
8/15/10        1,037,727

                         See Notes to Financial Statements


8


============================================================
=================================== Schedule of Investments
(continued)      March 31, 1997
============================================================
=================================== FACE
     AMOUNT    RATING                             SECURITY
VALUE
============================================================
===================================
Hospital -- 14.9% (continued)
$3,500,000  A-           Mercy Hospital and Medical Center,
7.000% due 1/1/07        $ 3,701,250
 1,000,000  AAA               Methodist Health System,
Series B, AMBAC-Insured,
                                   RIBS, Variable Rate,
10.774% due 5/18/21(d)        1,140,000
 4,000,000  AAA               Rush-Presbyterian St. Luke's
Medical Center, INFLOS,
                                   MBIA-Insured, Variable
Rate, 9.838% due 10/1/24(d)        4,545,000
 1,000,000  AAA     King County, WA Public Hospital
District, Hospital Facilities
Revenue, (Valley Medical Center), AMBAC-Insured,
                              5.250% due 9/1/15
932,500
     900,000  BBB+  Klamath Falls, OR Inter-Community
Hospital Merle West,
                              7.100% due 9/1/24
948,375
 5,000,000  BBB     Louisiana Public Facilities Authority
Revenue, (General
                              Health Systems Project),
6.800% due 11/1/16       5,068,750
 1,000,000  AAA     Massachusetts State Health and Education
Facilities
                              Authority Revenue, St.
Elizabeth Hospital, LEVRRS,
                              FSA-Insured, 10.020% due
8/15/21(d)          1,122,500
 5,000,000  AAA     Metro Government, TN Health & Education,
                              AMBAC-Insured, 6.000% due
12/1/19        5,131,250
 4,835,000  AA Missouri State Health & Educational
Facilities Authority,
                              BJC Health Systems, 6.750% due
5/15/13        5,397,069
     450,000  BBB+  New York State Medical Care Facilities
Financing Agency,
Long Term Health Care, Medical Health Services,
                              Series 91B, 7.400% due 2/15/18
493,875
 1,000,000  AAA     Northeastern, PA Hospital & Education
Authority Revenue,
                              Wyoming Valley Health Care,
Series A, AMBAC-Insured,
                              5.250% due 1/1/26
902,500
 1,000,000  Aaa*    Reynoldsburg, OH Health Care Facilities
Revenue,
(Wesley Ridge Project), GNMA-Collateralized,
                              6.150% due 10/20/38
977,500
 1,350,000  Aaa*    Rhode Island State Health & Education
Building Corp.
Revenue, Lifespan Obligation Group, MBIA-Insured,
                              5.250% due 5/15/26
1,223,438
 1,250,000  AAA     Richland County, SC Hospital Revenue
Bonds, Community
                              Provider Pooled Loan, CGIC-
Insured, 7.125% due 7/1/17         1,387,500
 1,000,000  A- South Fork, PA Municipal Authority Hospital
Revenue,
                              (Lee Hospital Project), Series
A, 5.500% due 7/1/23               891,250
 2,375,000  AA-     Vermont Educational & Health Building
Finance Agency,
                              H. Porter, FHA-Insured, 7.100%
due 2/1/31          2,508,595
 1,500,000  A  Washington Health Care Facilities Authority
Refunding 1990,
                              Our Lady of Lourdes Health
Center, Pasco, LOC Banque
                              Paribas, 7.875% due 12/1/09(c)
1,603,125
 1,300,000  AAA     Washington State Health, Sisters of
Providence,
                              FGIC-Insured, 6.375% due
10/1/09        1,400,750

                         See Notes to Financial Statements
                                        9


============================================================
=================================== Schedule of Investments
(continued)
March 31, 1997
============================================================
===================================
FACE
     AMOUNT    RATING                          SECURITY
VALUE
============================================================
===================================
Hospital -- 14.9% (continued)
$2,000,000  AAA     Wisconsin State Health & Educational
Facilities Authority
Revenue, Waukesha Memorial Hospital, Series A,
                              AMBAC-Insured, 5.250% due
8/15/19                           $ 1,820,000 --------------
------------------------------------------------------------
--------------------
55,655,454
------------------------------------------------------------
----------------------------------Housing: Multi-Family --
6.5%
     300,000  A     Atlanta, GA Urban Multi-Family Housing,
Cascade Pines,
                              6.250% due 9/1/10(a)
300,750
 1,500,000  A+ Illinois Housing Development Authority
Refunding,
                              Multi-Family Housing, Series
91A, 8.125% due 7/1/10        1,584,375
 1,500,000  AA-     Indiana State HFA, Multi-Family Housing
Mortgage Revenue,
                              Hunters Run, FHA-Insured,
7.250% due 5/1/18(a)          1,586,250
 5,000,000  Aa*     Iowa Finance Authority, Prestwick
Apartments, FHA-Insured,
                              7.500% due 12/1/36(a)
5,831,250
 1,000,000  A  King County, WA Housing Authority Revenue,
Series A,
                              6.800% due 3/1/26
1,020,000
                    Massachusetts State HFA, Multi-Family
Residential Housing,
                              Series A, FHA-Insured:
 1,995,000  A+             8.800% due 8/1/21(a)
2,092,615
 2,000,000  A+             7.800% due 8/1/22(a)
2,102,500
 1,955,000  AAA     Mohave County, AZ Industrial Development
Agency,
Multi-Family Housing, Copper Ridge Apartments,
                              FHA-Insured, 7.375% due
4/1/32(a)      2,086,963
 1,250,000  AAA     Nevada Housing Division, Multi-Unit
Housing, Saratoga
                              Palms, FNMA-Collateralized,
6.350% due 10/1/28(a)         1,259,375
     500,000  A1*   Portland, OR Multi-Family Housing,
6.250% due 5/1/12(a)            505,625
 1,000,000  BBB+    Roanoke, VA Redevelopment and Housing
Authority,
Multi-Family Housing Revenue Refunding, United
                              Dominion-Laurel Ridge, 6.625%
due 5/1/23(a)       1,021,250
 1,000,000  Aaa*    Rogers County, OK Housing Finance
Authority,
                              Multi-Family Revenue, FNMA-
Collateralized, Series A,
                              FHA-Insured, 7.750% due 8/1/23
1,105,000
 2,352,000  AAA     Seattle Housing Authority, Low Income
Housing Revenue,
                              GNMA-Collateralized, 7.400%
due 11/20/36        2,575,440
 1,000,000  AA Texas State Housing, 6.450% due 12/1/20(a)
1,022,500
------------------------------------------------------------
----------------------------------24,093,893
------------------------------------------------------------
----------------------------------Housing: Single-Family --
8.8%
     170,000  AAA   Adams County, CO Multi-County Single-
Family Mortgage
Revenue, Series 86B, GNMA-Collateralized, 9.250%
                              due 11/1/17(a)        173,274
     295,000  AAA   Alaska State Housing Finance Corp., Home
Mortgage,
Single-Family Revenue, GNMA/FNMA-Collateralized,
                              8.750% due 12/1/16
303,850

                         See Notes to Financial Statements.
10


============================================================
=================================== Schedule of Investments
(continued)       March 31, 1997
============================================================
=================================== FACE
     AMOUNT    RATING                             SECURITY
VALUE
============================================================
===================================
Housing: Single-Family -- 8.8% (continued)
$    650,000  AAA   Arkansas Housing Development, Single-
Family Mortgage
                              Revenue, Series A, GNMA-
Collateralized,
                              7.400% due 9/1/23(a)
$  678,438
     610,000  Aaa*  Aurora Kane & Dupage, IL Single-Family
Mortgage Revenue,
                              Series A, 7.950% due
10/1/25(a)               671,763
 1,405,000  Aa2*    Colorado HFA, Single-Family Housing
Revenue, Series B1,
                              7.900% due 12/1/25
1,561,306
 1,060,000  Aa2*    Colorado HFA, Single-Family Program
Refunding, Senior
                              Bonds, 1994 Series D-1, 8.000%
due 12/1/24         1,176,600
 4,625,000  AAA     Cowley & Shawnee Counties, KS Mortgage
Revenue,
Series B, AMBAC-Insured, GNMA-Collateralized,
                              zero coupon due 6/1/22(a)
664,844
     770,000  AAA   District of Columbia HFA, Collateralized
Revenue,
                              Single-Family, Series 90A,
GNMA, FHLMC &
                              FNMA-Collateralized, 8.100%
due 12/1/23(a)           810,425
     710,000  AAA   Fort Worth, TX Housing Finance Corp.,
Single-Family
Mortgage Revenue, Series A, GNMA-Collateralized,
                              zero coupon due 6/1/21
102,950
 1,280,000  AA Idaho Housing Agency, Single-Family Mortgage,
                              Series C-2, 7.900% due
1/1/22(a)      1,337,600
 1,065,000  Aa*     Illinois Housing Development Authority,
Residential
                              Mortgage Revenue, Series 89A,
7.400% due 2/1/20(a)          1,091,625
     740,000  A1*   Labette County, KS Single-Family
Mortgage Revenue
                              Refunding, Series A, 8.400%
due 12/1/11              772,375
 1,845,000  Aa*     Maryland State Community Development
Administration,
Single-Family Mortgage Revenue, FHA-Insured,
                              7.450% due 4/1/32(a)
1,914,187
                    Missouri State Housing Development
Community
                              Mortgage Revenue:
     645,000  AAA                  GNMA-Collateralized,
Series A, zero coupon due 7/1/23         95,944
 1,000,000  AAA                    Series C, 7.450% due
9/1/27(a)      1,105,000
 2,830,043  AAA     Montgomery County, TX Housing Finance
Corp.,
Single-Family Mortgage Revenue, MBIA-Insured,
                              zero coupon due 9/1/15
374,981
                    Nebraska Investments Finance Authority:
     700,000  AAA             GNMA-Collateralized, RIBS,
Variable Rate,
                                   8.696% due
9/15/23(a)(c)(d)              746,375
     500,000  AAA             Single-Family Mortgage
Revenue,GNMA Mortgage Backed
                                   Securities Program, 1990
Series 3, RIBS, Variable Rate,
                                   10.427% due 9/10/30(a)(d)
549,375
 1,689,189  AA Nevada Housing Development Single-Family
Mortgage
Revenue, Series 1983 B, FHA-Insured, zero coupon
                              due 4/1/15
272,382
 1,790,000  Aa*     New Hampshire State HFA, Single-Family
Residential
                              Mortgage, 7.250% due 7/1/15(a)
1,857,125

                         See Notes to Financial Statements.
                                        11


============================================================
=================================== Schedule of Investments
(continued)
March 31, 1997
============================================================
===================================
FACE
     AMOUNT    RATING                             SECURITY
VALUE
============================================================
===================================
Housing: Single-Family -- 8.8% (continued)
$    490,000  Aa*   Oregon State Housing & Community
Services Department,
Mortgage Revenue, Single-Family Mortgage Program,
                              Series D, 6.500% due 7/1/24(a)
$  502,863
     210,000  BBB-  Panhandle, TX Regional Housing Finance
Corp., Single-
                              Family Mortgage Revenue,
10.375% due 3/1/09            216,038
 1,000,000  AA+     Pennsylvania HFA, Single-Family Mortgage
Revenue,
                              Series 39B, 6.875% due
10/1/24(a)          1,048,750
     725,000  AAA   Prince Georges County, MD Housing
Authority, Single-
Family Mortage Revenue Refunding, Series A,
                              GNMA-Collateralized, 8.000%
due 1/1/17               763,062
 3,625,000  AAA     Reno County, KS Single-Family Mortgage
Revenue,
                              Series A, AMBAC-Insured, zero
coupon due 12/1/14            502,969
Rhode Island Housing & Mortgage Financing Corp.:
 1,500,000  AA+               Home Ownership Opportunity
Bonds, Series 8,
                                   INFLOS, Variable Rate,
10.276% due 4/1/24(a)(d)      1,612,500
1,410,000  AA+         Home Ownership, Series 88-ID, 7.875%
due 10/1/21(a)           1,468,162
 2,350,000  AAA     South Dakota Housing Development
Authority, Home
                              Ownership Mortgage Board,
Series C,
                              7.300% due 5/1/24(a)
2,432,250
     655,555  A1*   St. Bernard Parish, LA Home Mortgage
Authority,
                              Single-Family Mortgage Revenue
Refunding, Series A,
                              8.000% due 3/25/12
680,138
     950,000  Aa*   Tennessee Housing Development Authority,
Home
                              Ownership Bonds, Series H,
7.825% due 7/1/15(a)               969,000
 1,000,000  AAA     Travis County, TX Housing Finance Corp.,
Single-Family
                              Mortgage Revenue, Series B,
GNMA/FNMA-
                              Collateralized, 7.100% due
10/1/27(a)          1,052,500
                    Utah HFA, Single-Family Mortgage
Revenue:
     830,000  AA              7.300% due 7/1/16
868,388
     555,000  AA              FHA-Insured, 9.000% due
1/1/19(a)(c)             574,425
 3,000,000  AA+     Virginia State Housing Development
Authority,
                              Commonwealth Mortgage, Series
A, 7.150% due 1/1/33          3,112,500
     715,000  AA    Wyoming Community Development Authority,
                              FHA-Insured, 8.1250% due
6/1/21(a)           748,069
------------------------------------------------------------
----------------------------------32,812,033
------------------------------------------------------------
----------------------------------Industrial Development --
5.9%
 1,000,000  Baa3*   Delaware County, PA Authority Revenue,
(Elwyn Inc.
                              Project), 8.350% due 6/1/15
1,118,750
 2,500,000  BBB+    Greenville County, SC Industrial
Revenue, (Lockheed
                              Aeromod Center Inc. Project),
7.100% due 11/1/11(a)         2,665,625
     850,000  AA    Hempstead, NY IDA & IDR Bonds, (1990
Nassau District
Energy Corp. Project), LOC Toronto Dominion,
                              7.750% due 9/15/15(a)
859,902
 2,650,000  A+ Iowa Finance Authority, (Governor Square
Project),
                              7.250% due 4/1/02
2,795,750

                         See Notes to Financial Statements.
12


============================================================
=================================== Schedule of Investments
(continued)
March 31, 1997
============================================================
===================================
FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
===================================
Industrial Development -- 5.9% (continued)
                    New York City IDA:
$2,000,000  NR           Industrial Revenue, (Visy Paper
Inc. Project),
                                    7.950% due 1/1/28(a)
$ 2,125,000
 1,500,000  Baa2*             Special Facilities Revenue,
(American Airlines Project),
                                    7.750% due 7/1/19(a)
1,578,750
 3,000,000  AA Oklahoma City Industrial & Culture
Facilities,
                              6.750% due 9/15/17(a)
3,078,750
 3,440,000  BBB-    Port Corpus Christi, TX Industrial
Development Corp.
                              Revenue, 10.250% due 6/1/17
3,572,337
 1,000,000  A  Rensselaer County, NY IDA, Albany
International Corp.,
                              7.550% due 6/1/07(a)
1,097,500
 1,000,000  A3*     Tucson Airport Authority Inc., Special
Facilities Revenue
Bonds, Lockheed Aeromod Center Inc., Series 1990,
                              8.700% due 9/1/19(a)
1,123,750
 2,000,000  A  West Chicago IDR, (Leggett & Platt Inc.
Project),
                              6.900% due 9/1/24(a)
2,067,500
------------------------------------------------------------
----------------------------------22,083,614
------------------------------------------------------------
----------------------------------Life Care -- 1.9%
 2,000,000  Aa*     Hamilton County, OH Mortgage Revenue,
Judson Care
                              Center, Series A, FHA-Insured,
6.500% due 8/1/26        2,040,000
 2,500,000  BBB     Illinois Development Finance Authority
Health Facilities,
                              Community Living, 7.125% due
3/1/10         2,565,625
1,000,000  Baa1*     Indianapolis Industrial EDR, 7.625% due
10/1/22                 1,058,750
 1,400,000  AAA     Massachusetts State Industrial Finance
Agency Revenue,
Briscoe House Assisted Living, FHA-Insured,
                              7.125% due 2/1/36(a)
1,461,250
------------------------------------------------------------
----------------------------------7,125,625
------------------------------------------------------------
----------------------------------Miscellaneous -- 4.0%
 4,000,000  BBB-    Clarksville, TN Natural Gas Acqusition
Corp., Series A,
                              7.500% due 11/1/04
4,140,000
 2,000,000  A- Illinois Development Finance Authority,
Revenue Refunding,
                              City of East St. Louis, 7.250%
due 11/15/09        2,155,000
 2,000,000  AAA     Illinois State Sales Tax Revenue, Series
P,
                              6.500% due 6/15/13
2,175,000
 1,500,000  A  Indiana Bond Bank Guaranty, State Revolving
Fund,
                              Series B, 6.875% due 2/1/12
1,635,000
     125,000  A*    Maryland State Community Development
Administration,
                              Home & Energy Loan Revenue,
9.500% due 6/1/07          125,236
     400,000  A*    Oregon State Bond Bank, Economic
Development
                              Department, Series 1, 6.700%
due 1/1/15            429,000
1,330,000  NR        Seward, AK (Sealife Center Project),
7.650% due 10/1/16         1,346,625
 2,500,000  A- Summit County, CO Sports Facilities Refunding
Revenue,
                              (Keystone Resorts Management
Inc. Project), Ralston
                              Purina Company Guaranteed,
7.750% due 9/1/06        2,850,000
------------------------------------------------------------
----------------------------------14,855,861
------------------------------------------------------------
----------------------------------
                         See Notes to Financial Statements.


13


============================================================
=================================== Schedule of Investments
(continued)
March 31, 1997
============================================================
===================================
FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
===================================
Pollution Control --     8.7%
$1,500,000  BBB+    Brazos River Authority, TX Utility
Electric,
                              8.250% due 1/1/19(a)
$ 1,599,375
 5,000,000  Aa3*    Brazos River, TX Navigation District
PCR, (BASF Corp.
                              Project), 6.750% due 2/1/10
5,625,000
                    Lancaster, PA Solid Waste Resource
Recovery:
1,000,000  A*          7.875% due 12/15/09
1,037,500
 1,500,000  A*           Series A, 8.500% due 12/15/10(a)
1,576,875
 2,000,000  AAA     Matagorda County, TX Navigational
District No. 2, PCR,
Houston Power & Light, Series D, FGIC-Insured,
                              7.600% due 10/1/19(a)(c)
2,160,000
 1,500,000  AAA     Monroe County, MI PCR, (Detroit Edison
Co. Project),
                              7.650% due 9/1/20(a)
1,644,375
 2,000,000  AA Mount Vernon, IN PCR, Southern Indiana Gas,
                              7.250% due 3/1/14
2,165,000
     935,000  NR    New Jersey EDA Revenue, (Atlantic City
Sewer Project),
                              7.250% due 12/1/11(a)
1,015,644
 1,500,000  AAA     Ohio State Water Development Authority,
Pollution Control
                              Facilities Revenue, Cleveland
Electric, FGIC-Insured,
                              8.000% due 10/1/99(a)
1,606,875
 1,850,000  A1*     Richland, SC Solid Waste Facility,
(Union Camp Project),
                              7.125% due 9/1/21(a)
1,979,500
 3,000,000  NR Rockdale County, GA Solid Waste Authority
Revenue,
                              7.500% due 1/1/26
3,116,250
 1,945,000  BBB     Saint Charles Parish, LA PCR, Union
Carbide,
                              7.350% due 11/1/22(a)
2,081,150
 1,130,000  A- Southwestern Illinois Development Authority,
Solid Waste
Disposal Revenue, (Laclede Steel Co. Project),
                              8.500% due 8/1/20(a)
1,235,938
     400,000  VMIG 1*    St. Lucie County, FL Pollution
Control Revenue,
                              (Florida Power & Light Co.
Project),
                              4.000% due 3/1/27(e)
400,000
 1,900,000  VMIG 1* Sweetwater County, WY Pollution Control
Revenue,
                              (Idaho Power Co. Project),
3.850% due 7/15/26(e)         1,900,000
 3,200,000  BBB     Sweetwater County, WY Solid Waste
Disposal Revenue,
                              (FMC Corp. Project), 7.000%
due 6/1/24(a)       3,372,000
------------------------------------------------------------
----------------------------------32,515,482
------------------------------------------------------------
----------------------------------Pre-Refunded(f) -- 8.7%
 1,000,000  AAA     Alton, IL Health Facility Revenue, FGIC-
Insured,
                              (Call 2/15/01 @ 102), 7.200%
due 2/15/21         1,101,250
 1,500,000  AAA     Boston, MA Boston City Hospital, FHA-
Insured,
                              (Call 8/15/00 @ 102), 7.625%
due 2/15/21         1,665,000
 1,500,000  AAA     Chattanooga-Hamilton County, TN Hospital
Authority
Revenue, FSA-Insured, (Call 2/25/00 @ 104),
                              10.367% due 5/25/21(d)
1,777,500

                         See Notes to Financial Statements.
14


============================================================
=================================== Schedule of Investments
(continued)       March 31, 1997
============================================================
=================================== FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
===================================
Pre-Refunded(f) -- 8.7% (continued)
$2,000,000  AAA     Fairfax County, VA IDA, Series A, (Call
8/28/01 @ 104)
                              8.327% due 8/29/23(d)
$2,387,500
 1,500,000  AAA     Franklin County, OH Hospital Facilities
Refunding &
                              Improvement Revenue, Series
1990B, Riverside United
                              Methodist Hospital, (Call
5/15/00 @ 102),
                              7.600% due 5/15/20
1,655,625
 1,000,000  AAA     Harris County, TX Toll Road, Senior Lien
Revenue,
                              (Call 8/1/98 @ 102), 8.125%
due 8/1/15               1,070,000
     500,000  AAA   Illinois Health Facility Authority
Revenue, United
                              Medical Center, (Call 7/1/03 @
100), 8.375% due 7/1/12

588,750
 4,000,000  AAA     Indiana Health Facilities Financing
Authority Hospital
Revenue, (Bartholomew County Hospital Project),
                              CGIC-Insured, (Call 8/15/00 @
102),
                              7.750% due 8/15/20
4,445,000
 2,000,000  AAA     Louisiana Public Facility Authority
Revenue, Tulane
University, Series A, (Call 5/15/98 @ 102),
                              8.200% due 5/15/18
2,122,500
 1,000,000  AAA     Michigan State Hospital Finance
Authority Revenue,
                              Sisters of Mercy, (Call
2/15/01 @ 102),
                              7.500% due 2/15/18
1,113,750
     515,000  AAA   New York City GO, Series D, (Call 2/1/02
@ 101.5),
                              7.500% due 2/1/16
579,375
 1,000,000  AAA     New York State Dormitory Authority
Revenue, State
                              University Educational
Facilities, (Call 5/15/00 @ 102),
                              7.700% due 5/15/12
1,105,000
 2,000,000  AAA     New York State Local Government
Assistance Corp.,
                              (Call 4/1/01 @ 102), 7.500%
due 4/1/20               2,232,500
 1,170,000  AAA     New York State Medical Care Facilities
Financing Agency
Long Term Health Care, Medical Health Services,
                              Series 91B, (Call 2/15/02 @
102), 7.400% due 2/15/18           1,314,786
North Carolina Eastern Municipal Power Agency, Power
                              System Revenue Refunding:
 1,000,000  AAA                     Call 1/1/97 @ 100,
4.500% due 1/1/24                  853,750
 1,310,000  AAA                     Call 1/1/22 @ 100,
6.000% due 1/1/26             1,378,775
     895,000  AAA   Texas National Research Lab,
Superconducting Super
                              Collider, (Call 12/1/01 @
102), 7.100% due 12/1/21                994,567
 2,965,000  AAA     Utah Associated Municipal Power System
Revenue,
(Central St. George Transmission Project), AMBAC-
                              Insured, (Call 12/1/96 @ 101),
7.375% due 12/1/09(a)              3,187,375
 2,850,000  AAA     Washington County, PA Hospital Authority
Revenue,
                              (Washington Hospital Project),
(Call 7/1/97 @ 101),
                              9.500% due 7/1/17(c)
2,915,977
------------------------------------------------------------
----------------------------------32,488,980
------------------------------------------------------------
----------------------------------
                         See Notes to Financial Statements.
                                        15


============================================================
=================================== Schedule of Investments
(continued)
March 31, 1997
============================================================
===================================
FACE
     AMOUNT    RATING                          SECURITY
VALUE
============================================================
===================================
Public Facilities --     7.0%
$1,000,000  AAA     Atlanta & Fulton County, GA Recreational
Authority
                              Revenue, MBIA-Insured, 5.375%
due 12/1/26    $  926,250
 2,500,000  A- Dekalb County, IN Redevelopment (Mini-Mill
Local Public
                              Improvement Project), 6.500%
due 1/15/14         2,590,625
 3,750,000  AA-     George L. Smith II Georgia, World
Congress Center
                              Authority Revenue Bonds,
(Domed Stadium Project),
Series 1990, LOC Industrial Bank of Japan,
                              7.875% due 7/1/20(a)
4,096,875
                    Indianapolis, IN Local Public
Improvement Bond Bank:
3,685,000  A+          Series 1992 D, 6.750% due 2/1/14
4,104,168
 3,000,000  AA           Series B, 6.000% due 1/1/13
3,131,250
 3,600,000  AA-     La Cross, WI Resource Recovery Revenue,
                              (Northern State Power
Project),
                              6.000% due 11/1/21(a)
3,618,000
 1,095,000  BBB-    Portland, TX Community Center Sales Tax
Gross
                              Revenue, 7.000% due 2/15/25
1,096,368
 2,000,000  Baa1*   Triborough Bridge & Tunnel Authority, NY
(Convention
                              Center Project), Series E,
7.250% due 1/1/10        2,225,000
 3,960,000  A  Tulsa, OK Public Facilities Authority, Lease
Payment
                              Revenue Refunding, Assembly
Center,
                              6.600% due 7/1/14
4,291,650
------------------------------------------------------------
----------------------------------26,080,186
------------------------------------------------------------
----------------------------------Tax Allocation -- 0.6%
 1,000,000  AAA     La Quinta, CA Redevelopment Agency, MBIA-
Insured,
                              7.300% due 9/1/12
1,180,000
 1,000,000  Baa*    Providence, RI Special Obligation, Tax
Increment,
                              Series D, 6.650% due 6/1/16
1,015,000
------------------------------------------------------------
----------------------------------2,195,000
------------------------------------------------------------
----------------------------------Transportation -- 7.9%
 3,000,000  Baa2*   Alliance Airport Authority Inc., TX
Special Facilities
Revenue, (American Airlines Inc. Project),
                              7.500% due 12/1/29 (a)
3,191,250
 2,680,000  Baa*    Arapahoe, CO Capital Improvement Highway
Revenue,
                              6.950% due 8/31/20
2,840,800
 2,905,000  AAA     Chicago, IL Midway Airport Revenue,
Series B,
                              MBIA-Insured, 5.625% due
1/1/29(a)      2,690,756
 2,000,000  Baa2*   Chicago, IL O'Hare International
Airport, Special Facility
Revenue, International Terminal, Series 1985A,
                              (American Airlines Inc.
Project), 7.875% due 11/1/25(a)         2,135,000
                    City and County of Denver, CO Airport
Systems Revenue:
3,500,000  BBB         Series 1992B, 7.250% due 11/15/07(a)
3,745,000
 1,000,000  BBB               Series A, FGIC-Insured, 8.500%
due 11/15/23(a)          1,135,000
 2,010,000  NR Connecticut Development Authority, Airport
Facilities
                              Revenue, 6.625% due 12/1/14(a)
2,025,075

                         See Notes to Financial Statements.
16


============================================================
=================================== Schedule of Investments
(continued)       March 31, 1997
============================================================
=================================== FACE
     AMOUNT    RATING                          SECURITY
VALUE
============================================================
===================================
Transportation -- 7.9% (continued)
                    New Hampshire State Turnpike Systems
Revenue
                              Refunding, FGIC-Insured:
$2,500,000  AAA                 6.750% due 11/1/11
$ 2,762,500
 1,000,000  AAA                 RIBS, Variable Rate, Series
C, 8.778% due 11/1/17(d)      1,193,750
 1,000,000  A  Puerto Rico Commonwealth Highway &
Transportation Authority, Highway Revenue,
                              Series Y, 5.000% due 7/1/36
853,750
                    Regional Transit Authority, Illinois:
 2,000,000  AAA               Series A, AMBAC-Insured,
6.400% due 6/1/12             2,137,500
 1,045,000  AAA               Series C, FGIC-Insured, 7.750%
due 6/1/20               1,304,944
 3,240,000  AAA     Rhode Island Port Authority & Economic
Development, Shepard Building, AMBAC-Insured,
                              6.750% due 6/1/25
3,483,000
------------------------------------------------------------
----------------------------------29,498,325
------------------------------------------------------------
----------------------------------Utilities -- 5.9%
 3,000,000  AAA     Brownsville, TX Utility System Revenue
Priority Refunding,
                              MBIA-Insured, 6.250% due
9/1/14              3,217,500
10,000,000  AAA     Chelan County, WA Public Utility
District No. 1,
Capital Appreciation, Series A, MBIA-Insured,
                              zero coupon due 6/1/24
1,912,500
 3,880,000  AAA     Clark County, NV IDR, (Nevada Power
Company Project),
                              FGIC-Insured, 7.800% due
6/1/20(a)           4,292,250
 1,500,000  AAA     Georgia Municipal Electric Authority
Power Revenue,
                              Series EE, AMBAC-Insured,
7.250% due 1/1/24             1,794,375
 2,500,000  A  Municipal Electric Authority, Georgia Special
Obligation,
Fourth Crossover, Series X, (Project One),
                              6.500% due 1/1/12
2,693,750
 1,000,000  A+ New York State Energy Research & Development,
                              (Con Edison Project A), 7.125%
due 12/1/29(a)           1,101,250
 1,000,000  Baa1*   North Carolina Eastern Municipal Power
Agency System
                              Revenue, Series B, 6.000% due
1/1/22                977,500
 1,235,000  AAA     Piedmont, SC Municipal Power Agency,
Electric Revenue
                              Refunding, FGIC-Insured,
6.750% due 1/1/20             1,392,463
 4,250,000  Aaa*    Washington State Public Power Supply
Revenue,
                              (Nuclear Project No. 2),
7.000% due 7/1/12             4,616,563
------------------------------------------------------------
----------------------------------21,998,151
------------------------------------------------------------
----------------------------------
                         See Notes to Financial Statements.
                                   17


============================================================
=================================== Schedule of Investments
(continued)
March 31, 1997
============================================================
===================================
FACE
     AMOUNT    RATING                          SECURITY
VALUE
============================================================
===================================
Water & Sewer -- 3.0%
$2,400,000  A  Dauphin County, PA IDA, General Water Works
Corp.,
                                   6.900% due 6/1/24(a)
$  2,709,000
 2,000,000  A  Idaho State Water Resources Board, Water
Revenue,
                                   Resource Development,
Borse Water Corp.,
                                   7.250% due 12/1/21(a)
2,127,500
 3,400,000  Aa1*    Port of Umatilla, OR Water Project
Revenue,
                                   Series 1994, LOC ABN AMRO
Bank,
                                   6.650% due 8/1/22(a)
3,561,500
 2,550,000  A- Trumbull County, OH Sewer Disposal Revenue,
                                   (General Motors Corp.
Project), 6.750% due 7/1/14(a)      2,808,188
------------------------------------------------------------
----------------------------------11,206,188
------------------------------------------------------------
----------------------------------TOTAL INVESTMENTS -- 100%
                         (Cost-- $350,733,493**)
$372,847,893
============================================================
===================================
(a) Income from these issues is considered a preference item for purpose of calculating the alternative minimum tax.
(b)       Bonds are escrowed to maturity with U.S.
Government securities and are


considered by the Manager to be triple-A rated even if the
issuer has not
               applied for new ratings.
(c)       Security segregated by Custodian for open purchase
commitment.
(d)       Residual interest bonds-coupon varies inversely
with level of short-term
               tax-exempt interest rates.
(e)       Variable rate obligation payable at par on demand
at any time on no more
               than seven days notice.
(f)       Bonds are escrowed with U.S. Government securities
and are considered by
the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**             Aggregate cost for Federal income tax
purposes is substantially the same.
See pages 19 and 20 for definitions of ratings and certain
security
               descriptions.
See Notes to Financial Statements.
18


============================================================
==================== Bond Ratings
============================================================
====================
All ratings are by Standard & Poor's Ratings Service ("Standard & Poors"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:
Standard & Poor's -- Rating from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories. AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &
Poor's. Capacity to pay interest and repay principal is
extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay
interest and
repay principal and differs from the highest rated issue
only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay
interest and repay
principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB  -- Bonds rated "BBB" are regarded as having an adequate capacity to pay
interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa  -- Bonds that are rated "Aaa" are judged to be of the
best quality. They
carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   -- Bonds that are rated "Aa" are judged to be of high
quality by all
standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    -- Bonds that are rated "A" possess many favorable
investment
attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR   -- Indicates that the bond is not rated by Standard &
Poor's or
          Moody's.
               19




============================================================
==================== Short-Term Securities Ratings
============================================================
====================
SP-1 -- Standard & Poor's highest rating indicating very
strong or strong
capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1  -- Standard & Poor's highest commercial paper and
variable-rate demand
obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign. VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1  -- Moody's highest rating for commercial paper and for
VRDO prior to
               the advent of the VMIG 1 rating.
============================================================
==================== Security Descriptions
============================================================
====================
ABAG -- Association of Bay Area Governors


AIG  -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
BAN  -- Bond Anticipation Notes


BIG  -- Bond Investors Guaranty
CGIC -- Capital Guaranty Insurance
                    Company
CHFCLI -- California Health Facility Construction Loan
Insurance
CONNIE
LEE  -- College Construction Loan Association
COP  -- Certificate of Participation
EDA  -- Economic Development Authority
EDR  -- Economic Development Revenue
ETM  -- Escrowed To Maturity
FGIC -- Financial Guaranty Insurance
                    Company
FHA  -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation


FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA -- Federal National Mortgage
                    Association
FRTC -- Floating Rate Trust Certificates
FSA  -- Financial Security Assurance
GIC  -- Guaranteed Investment Contract
GNMA -- Government National Mortgage
                    Association
GO   -- General Obligation Bonds
HDC  -- Housing Development Corporation
HFA  -- Housing Finance Authority
IDA  -- Industrial Development Authority
IDB  -- Industrial Development Board
IDR  -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD  -- Independent School District
LEVRRS -- Leveraged Reverse Rate Securities LOC   -- Letter
of Credit


MBIA -- Municipal Bond Investors
          Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR  -- Pollution Control Revenue
PSFG -- Permanent School Fund Guaranty
RAN  -- Revenue Anticipation Notes
RIBS -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
TAN  -- Tax Anticipation Notes
TECP -- Tax Exempt Commercial Paper
TOB  -- Tender Option Bonds
TRAN -- Tax and Revenue Anticipation
          Notes


SYCC -- Structured Yield Curve Certificate
VA   -- Veterans Administration


VRDD -- Variable Rate Daily Demand
VRWE -- Variable Rate Wednesday Demand
20




============================================================
==================== Statement of Assets and Liabilities
March 31, 1997
============================================================
====================
ASSETS:
Investments, at value (Cost $350,733,493)
$ 372,847,893 Cash       87,638
Interest receivable
6,575,112 Receivable for securities sold
3,144,524 Receivable for Fund shares sold    25,518
------------------------------------------------------------
-------------------Total Assets
382,680,685
------------------------------------------------------------
-------------------LIABILITIES:
Payable for securities purchased
3,266,568 Payable for Fund shares purchased
164,760 Management fees payable
155,403 Distribution fees payable  22,213
     Accrued expenses         85,222
------------------------------------------------------------
-------------------Total Liabilities
3,694,166
------------------------------------------------------------
-------------------Total Net Assets
$ 378,986,519
============================================================
==================== NET ASSETS:
     Par value of shares of beneficial interest
$    27,865
Capital paid in excess of par value
357,768,069 Undistributed net investment income
703,137 Accumulated net realized loss on security
transactions             (1,626,952) Net unrealized
appreciation on investments
22,114,400
============================================================
==================== Total Net Assets
$ 378,986,519
============================================================
==================== Shares Outstanding:
     Class A
25,835,550
------------------------------------------------------------
------------------
     Class B
932,399
------------------------------------------------------------
------------------
     Class C
1,096,879
------------------------------------------------------------
------------------
Net Asset Value:
     Class A (and redemption price)     $13.60
------------------------------------------------------------
------------------
     Class B*       $13.61
------------------------------------------------------------
------------------
     Class C**      $13.59
------------------------------------------------------------
------------------
Class A Maximium Public Offering Price Per Share
     (net asset value plus 4.17% of net asset value per
share)    $14.17
============================================================
====================
*         Redemption price is NAV of Class B shares reduced
by a 4.50% CDSC if shares
          are redeemed within one year from initial purchase
(See Note 3).
**   Redemption price is NAV of Class C shares reduced by a
1.00% CDSC if shares
          are redeemed within the first year of purchase. See Notes to Financial Statements.
                         21


============================================================
==================== Statement of Operations
March 31, 1997
============================================================
====================
INVESTMENT INCOME:
     Interest
$26,191,894
------------------------------------------------------------
-------------------EXPENSES:
Management fees (Note 3)
1,780,788 Distribution fees (Note 3)
742,663 Registration fees
112,815
Shareholder and system servicing fees
105,241 Shareholder communications 70,080
     Pricing service fees          27,601
     Audit and legal          22,899
     Custody        19,787
     Trustees' fees      10,950
     Other          19,280
------------------------------------------------------------
-------------------Total Expenses
2,912,104
------------------------------------------------------------
-------------------Net Investment Income
23,279,790 -------------------------------------------------
------------------------------REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions
     (excluding short-term securities):
Proceeds from sales
153,098,015 Cost of securities sold
150,393,661
------------------------------------------------------------
-------------------Net Realized Gain
2,704,354
------------------------------------------------------------
-------------------Change in Net Unrealized Appreciation of
Investments:
Beginning of year
27,206,842 End of year
22,114,400
------------------------------------------------------------
-------------------Decrease in Net Unrealized Appreciation
(5,092,442)
------------------------------------------------------------
-------------------Net Loss on Investments
(2,388,088) ------------------------------------------------
-------------------------------Increase in Net Assets From
Operations                              $20,891,702
============================================================
====================
See Notes to Financial Statements.
22


============================================================
==================== Statement of Changes in Net Assets
For the Years Ended March 31,
============================================================
==================== 1997        1996
============================================================
====================
OPERATIONS:
Net investment income                           $ 23,279,790
$ 24,550,541 Net realized gain            2,704,354
1,579,865
     Increase (decrease) in net unrealized
          appreciation         (5,092,442)     9,568,289
------------------------------------------------------------
-------------------Increase in Net Assets From Operations
20,891,702      35,698,695
------------------------------------------------------------
-------------------DISTRIBUTION TO
SHAREHOLDERS FROM (NOTE2):
     Net investment income    (22,691,231)   (24,435,963)
------------------------------------------------------------
-------------------Decrease in Net Assets From
          Distributions to Shareholders (22,691,231)
(24,435,963)
------------------------------------------------------------
-------------------FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares    82,239,990
64,710,502
     Net asset value of shares issued
          for reinvestment of dividends  11,696,083
12,222,596
     Cost of shares reacquired
(119,738,880)    (108,474,584) -----------------------------
--------------------------------------------------
Decrease in Net Assets From
          Fund Share Transactions  (25,802,807)
(31,541,486)
------------------------------------------------------------
-------------------Decrease in Net Assets
(27,602,336)   (20,278,754)
NET ASSETS:
     Beginning of Year        406,588,855    426,867,609
------------------------------------------------------------
-------------------End of Year*
$ 378,986,519    $ 406,588,855
============================================================
==================== *   Includes undistributed net
investment income
          of:            $703,137     $114,578
============================================================
====================
See Notes to Financial Statements.
                                   23


============================================================
==================== Notes to Financial Statements
============================================================
====================
     1. SIGNIFICANT ACCOUNTING POLICIES
     The National Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Ohio, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.
     The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
     2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.
24


============================================================
==================== Notes to Financial Statements
(continued)
============================================================
====================
Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.
     3. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS
     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.
     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended March 31, 1997, SB received sales charges of approximately $236,000 on purchases of the Portfolio's Class A shares. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended March 31, 1997, CDSCs paid to SB were approximately:

          Class A           Class B            Class C
============================================================
====================
CDSCs     $1,000            $13,000            $6,000
============================================================
====================
     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 1997, total
Distribution Plan fees incurred were:

          Class A           Class B           Class C
============================================================
====================
Distribution Plan Fees      $551,259           $80,225
$111,179
============================================================
====================
     All officers and two Trustees of the Fund are employees
of SB.
               25


============================================================
==================== Notes to Financial Statements
(continued)
============================================================
====================
     4. INVESTMENTS
During the year ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

============================================================
====================
Purchases         $120,282,794
------------------------------------------------------------
-------------------Sales          153,098,015
============================================================
====================
     At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

============================================================
====================
Gross unrealized appreciation        $23,077,755
Gross unrealized depreciation           (963,355)
------------------------------------------------------------
-------------------Net unrealized appreciation
$22,114,400
============================================================
====================
     5. CAPITAL LOSS CARRYFORWARD
At March 31, 1997, the Portfolio had, for Federal income tax purposes, approximately $1,485,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

          3/31/03      3/31/04
============================================================
===================
                      Carryforward Amounts
$1,445,000     $40,000
============================================================
===================
     6. SHARES OF BENEFICIAL INTEREST
     At March 31, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.
     At March 31, 1997, total paid-in capital amounted to the following for each class:

               Class A     Class B   Class C
============================================================
====================
     Total Paid-in Capital    $330,061,821   $12,185,729
$15,548,384
============================================================
====================
26


============================================================
==================== Notes to Financial Statements
(continued)
============================================================
====================
Transactions in shares of each class were as follows:

                         Year Ended          Year Ended
                    March 31, 1997    March 31, 1996
               --------------------     --------------------
               Shares        Amount     Shares        Amount
============================================================
==================== Class A
Shares sold              5,705,109 $ 77,871,073    4,117,372
$ 56,693,521
Shares issued on
     reinvestment             785,527     10,732,902
823,510     11,267,741
Shares redeemed         (8,337,357)     (113,957,473)
(7,388,331)  (101,570,060)
------------------------------------------------------------
-------------------Net Decrease            (1,846,721)
$(25,353,498)  (2,447,449)  $ 33,608,798)
============================================================
==================== Class B
Shares sold                139,353 $  1,871,437   410,533
$  5,682,469
Shares issued on
     reinvestment   29,337         427,323    24,745
339,516
Shares redeemed            (84,709)       (1,158,601)
(104,690)    (1,438,128)
------------------------------------------------------------
-------------------Net Increase    83,981    $  1,140,159
330,588   $  4,583,857
============================================================
==================== Class C
Shares sold                179,662 $  2,497,480   170,117
$  2,334,512
Shares issued on
     reinvestment   42,703         535,858    45,027
615,339
Shares redeemed           (338,272)       (4,622,806)
(398,879)    (5,466,396)
============================================================
==================== Net Decrease              (115,907)
$ (1,589,468)    (183,735)  $ (2,516,545)
============================================================
====================
                                             27




============================================================
====================
Financial Highlights
============================================================
====================
For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                         1997            1996
1995(1)          1994             1993
============================================================
==================================================
        Net Asset Value,
     Beginning of Year                   $13.67
$13.32          $13.35          $13.81          $12.95 -----
------------------------------------------------------------
--------------------------------------------Income From
Operations:
     Net investment income    0.81 0.81 0.82 0.85 0.88
     Net realized and
          unrealized gain (loss)             (0.09)    0.35
(0.01)          (0.39)   0.87
------------------------------------------------------------
-------------------------------------------------Total
Income From Operations   0.72 1.16 0.81 0.46 1.75
------------------------------------------------------------
-------------------------------------------------Less
Distributions From:
Net investment income                (0.79)          (0.81)
(0.84)          (0.86)          (0.89) Net realized gains
--              --              --             (0.06)
--
------------------------------------------------------------
-------------------------------------------------Total
Distributions                    (0.79)          (0.81)
(0.84)          (0.92)          (0.89) ---------------------
------------------------------------------------------------
----------------------------Net Asset Value, End of Year
$13.60          $13.67          $13.32          $13.35
$13.81 -----------------------------------------------------
--------------------------------------------------------
Total Return   5.41%     8.83%     6.38%     3.17%
13.96%
------------------------------------------------------------
-------------------------------------------------Net Assets,
End of Year (000s)      $351,395        $378,421
$401,364        $412,681        $382,875 -------------------
------------------------------------------------------------
------------------------------Ratios to Average Net Assets:
     Expenses  0.70%     0.70%     0.60%     0.52%     0.53%
     Net investment income    5.92 5.88 6.30 6.05 6.58
------------------------------------------------------------
-------------------------------------------------Portfolio
Turnover Rate   31%  27%  54%  42%  53%
============================================================
==================================================
(1) On October 10, 1994, the former Class C shares were
exchanged into Class A
          shares.
28




============================================================
==================== Financial Highlights (continued)
============================================================
====================
For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                  1997
1996       1995(1)
============================================================
====================
                               Net Asset Value, Beginning of
Year             $13.67       $13.33      $12.41 -----------
------------------------------------------------------------
--------Income From Operations:
     Net investment income    0.74 0.73 0.33
     Net realized and unrealized gain (loss)       (0.08)
0.35 0.91
------------------------------------------------------------
-------------------Total Income From Operations   0.66 1.08
1.24
------------------------------------------------------------
-------------------Less Distributions From:
     Net investment income                         (0.72)
(0.74)     (0.32) ------------------------------------------
-------------------------------------Total Distributions
(0.72)       (0.74)     (0.32) -----------------------------
--------------------------------------------------Net Asset
Value, End of Year                   $13.61       $13.67
$13.33 -----------------------------------------------------
--------------------------Total Return  4.95%     8.26%
10.11%++
------------------------------------------------------------
-------------------Net Assets, End of Year (000s)
$12,691      $11,605     $6,905 ----------------------------
---------------------------------------------------Ratios to
Average Net Assets:
     Expenses  1.20%     1.19%     1.19%+
     Net investment income    5.42 5.37 5.75+
------------------------------------------------------------
-------------------Portfolio Turnover Rate    31%  27%  54%
============================================================
====================

(1)  For the period from November 7, 1994 (inception date)
to March 31, 1995.
++   Total return is not annualized, as it may not be
representative of the
          total return for the year.
+         Annualized.
                              29


============================================================
==================== Financial Highlights (continued)
============================================================
==================== For a share of each class of beneficial interest outstanding throughout each year:


Class C Shares
1997            1996           1995(1)          1994
1993(2)
============================================================
============================================================
============
      Net Asset Value, Beginning of Year
$13.65          $13.32          $13.33          $13.80
$13.47 -----------------------------------------------------
------------------------------------------------------------
-------------------
Income From Operations:
     Net investment income    0.73 0.73 0.74 0.76 0.22
     Net realized and unrealized gain (loss)
(0.08)    0.34           (0.01)          (0.40)   0.31
------------------------------------------------------------
------------------------------------------------------------
------------
Total Income From Operations  0.65 1.07 0.73 0.36 0.53
------------------------------------------------------------
------------------------------------------------------------
------------
Less Distributions From:
Net investment income
(0.71)          (0.74)          (0.74)          (0.77)
(0.20) Net realized gains                              --
(0.06)
------------------------------------------------------------
------------------------------------------------------------
------------
Total Distributions
(0.71)          (0.74)          (0.74)          (0.83)
(0.20) -----------------------------------------------------
------------------------------------------------------------
-------------------
Net Asset Value, End of Year
$13.59          $13.65          $13.32          $13.33 13.80
------------------------------------------------------------
------------------------------------------------------------
------------
Total Return   4.90%     8.13%     5.80%     2.40%
3.98%++
------------------------------------------------------------
------------------------------------------------------------
------------
Net Assets, End of Year (000s)
$14,901         $16,563         $18,599         $18,185
$5,738 -----------------------------------------------------
------------------------------------------------------------
-------------------
Ratios to Average Net Assets:
     Expenses  1.27%     1.27%     1.23%     1.22%
1.20%+
     Net investment income    5.35 5.31 5.69 5.29 5.68+
------------------------------------------------------------
------------------------------------------------------------
------------
Portfolio Turnover Rate   31%  27%  54%  42%  53%
============================================================
============================================================
============
(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2)  For the period from January 5, 1993 (inception date) to
March 31, 1993.


++   Total return is not annualized, as it may not be
representative of the
          total return for the year.
+         Annualized.
30




============================================================
==================== Independent Auditors' Report
============================================================
====================
To the Shareholders and Board of Trustees of
the National Portfolio of Smith Barney Muni Funds:
     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the National Portfolio of Smith Barney Muni Funds as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Portfolio of Smith Barney Muni Funds as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each the years in the five-year period then ended, in conformity with generally accepted accounting principles.
          /s/ KPMG Peat Marwick LLP
New York, New York
May 16, 1997
               31


============================================================
==================== Tax Information (unaudited)
============================================================
====================
For Federal tax purposes the Fund hereby designates for the
fiscal year
ended March 31, 1997:
     o    99.69% of the dividends paid by the Fund from the
net investment
income as tax-exempt for regular Federal income tax
purposes.
32


Smith Barney                             SMITH BARNEY
Muni Funds                               ------------
          A Member of TravelersGroup[LOGO]
Trustees
Jessica M. Bibliowicz    Investment Manager
Joseph H. Fleiss    Smith Barney Mutual Funds
Donald R. Foley     Management Inc.
Paul Hardin
Francis P. Martin, M.D.  Distributor
Heath B. McLendon, Chairman   Smith Barney Inc.
Roderick C. Rasmussen
John P. Toolan Custodian
     PNC Bank, N.A.
C. Richard Youngdahl
Emeritus  Shareholder
     Servicing Agent                         Officers  First
Data Investor Services Group, Inc.
Heath B. McLendon   P.O. Box 9134
Chief Executive Officer  Boston, MA 02205-9134
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President
and Treasurer
     This report is submitted for the general Peter M.
Coffey    information of the shareholders of
Vice President Smith Barney Muni Funds-National
     Portfolio. It is not authorized for     Thomas M.
Reynolds  distribution to prospective investors
Controller     unless accompanied or preceded by a
     current Prospectus for the Portfolio,   Christina T.
Sydor     which contains information concerning
Secretary the Portfolio's investment policies and
expenses as well as other pertinent     information.
Smith Barney Muni Funds                 388 Greenwich Street
New York, New York 10013
     FD2304 5/97


------------------------------------------------------------
-------------------ANNUAL REPORT
------------------------------------------------------------
--------------------
1997
1997
1997                [GRAPHIC]
1997
1997
                    Smith Barney
                    Muni Funds
                    Limited Term
Portfolio ---------------------------------------March 31,
1997
     [LOGO]    Smith Barney Mutual Funds
               Investing for your future.
               Every day.




----------------------
Limited Term Portfolio ----------------------
Dear Shareholder:


We are pleased to provide the annual report for the Smith Barney Muni Funds Limited Term Portfolio for the year ended March 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.
Performance Update
For the year ended March 31, 1997, the Class A shares of the Limited Term Portfolio had a total return of 4.30% which outperformed its Lipper Analytical Services, Inc. peer group average total return of 4.24% for the same period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.) Over the twelve months covered by the report, the Portfolio distributed dividends totaling $0.35 per Class A share; based on a its net asset value (NAV) of $6.54 as of March 31, 1997, this equates to an annualized distribution rate of 5.35% for Class A shares. For an individual in the Federal income tax bracket of 36%, the Portfolio's tax free yield of 5.35% is equivalent to a taxable yield of 8.36%. (According to the Internal Revenue Service, approximately 10% of U.S. taxpayers fall into the 36% federal income tax bracket.)
Market and Economic Overview
Over the past year, the domestic bond market experienced significant volatility as investors vacillated between expectations of slower growth and resurgent demand. This investor uncertainty over the future direction of the U.S. economy could be seen in the price swings of the benchmark 30-year U.S. Treasury bond. For example, during the spring of 1996, yields on the 30-year U.S. Treasury bond fluctuated in a relatively broad range of approximately 6.5% to over 7.2%.
The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade bonds and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth at the onset of the fourth quarter, combined with favorable inflation data, generally helped to bolster the fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's ("Fed") decision to remain on the sidelines and not raise interest rates.
     1


However, since December 1996, Fed Chairman Alan Greenspan has continued to warn investors about the possible re-emergence of higher inflation in the U.S. economy. Greenspan's comments caused many investors to believe that a move to raise short-term interest rates by the Fed was imminent. In late March of this year, a steady stream of strong economic reports prompted the Fed to raise the federal funds rate by 25 basis points, or 0.25%. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)
Municipal Bond Market Update
Despite the challenges faced by fixed income markets, municipal bonds have continued to deliver competitive performance with less overall volatility relative to U.S. government bonds. In our opinion, the municipal bond market continues to be driven primarily by many investors who may be concerned with the recent historically high value of the stock market. As the equity market has grown more turbulent, many investors have gravitated toward bonds in an effort to rebalance their portfolios. In our opinion, this increased demand combined with light supply, has tended to support municipal bond prices.
Fund's Investment Strategy
The Smith Barney Muni Funds - Limited Portfolio is an intermediate-term municipal bond fund that seeks to provide investors with as high a level of current income exempt from federal taxes as is consistent with a prudent investment approach. The Portfolio invests primarily in high-grade municipal securities with maturities of less than ten years. The combination of intermediate-term, high-quality portfolio structure helps to reduce credit risk and NAV price volatility, while still maintaining a competitive dividend yield. During the twelve months covered by this report, the high NAV of Class A shares of the Limited Term Portfolio was $6.68 and the low was $6.51, and the monthly income dividend remained at $0.029 per Class A share for the entire reporting period.
As of March 31, 1997, the Portfolio's average weighted maturity was 7.2 years, and approximately 94% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc. (Standard & Poor's Corporation and Moody's Investors Service Inc. are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in general obligation bonds (13.4%), hospital bonds (12.0%), and education bonds (11.8%).
2


Municipal Bond Market Outlook
In the months ahead, we believe that municipal bonds should provide investors with competitive returns with significantly less volatility than the U.S. Treasury bond market. We expect to see continued Fed vigilance against any possible inflationary pressures. In our view, although it is likely that the Fed will move to raise short-term interest rates again this year, yields on the 30 year U.S. Treasury bond will probably moderate to a range of 6.75% to 7.0% as opposed to the current range of 7.0% to 7.25%. In addition, we are optimistic on positive developments in the political arena including proposed adjustments to the Consumer Price Index (CPI) and the rejection of federal tax reform by voters in last November's election. We believe the proposed CPI reduction could substantially reduce payments made to costly entitlement programs such as Social Security and Medicare. In our opinion, although the issue of tax reform is far from over, it should not become a big issue in the near future.
In closing, thank you for investing in the Smith Barney Muni Fund - Limited Term Portfolio. We look forward to continuing to help you achieve you financial goals.
Sincerely,
/s/ Heath B. McLendon             /s/ Lawrence T. McDermott
Heath B. McLendon                 Lawrence T. McDermott
Chairman                          Vice President
April 11, 1997
     3


============================================================
====================
 Historical Performance -- Class A Shares
============================================================
====================

          Net Asset Value
----------------------
     Beginning         End           Income       Total Year
Ended      of Year        of Year        Dividends
Returns(1)
============================================================
====================
3/31/97        $6.61         $6.54           $0.35     4.30%
------------------------------------------------------------
-------------------3/31/96              6.54 6.61 0.36 6.65
------------------------------------------------------------
-------------------3/31/95              6.55 6.54 0.37 5.69
------------------------------------------------------------
-------------------3/31/94              6.68 6.55 0.37 3.65
------------------------------------------------------------
-------------------3/31/93              6.45 6.68 0.39 9.82
------------------------------------------------------------
-------------------3/31/92              6.38 6.45 0.42 7.99
------------------------------------------------------------
-------------------3/31/91              6.28 6.38 0.40 8.23
------------------------------------------------------------
-------------------3/31/90              6.20 6.28 0.46 9.07
------------------------------------------------------------
-------------------Inception* - 3/31/89           6.25 6.20
0.13 1.09+
============================================================
==================== Total
$3.25
============================================================
====================
============================================================
====================
 Historical Performance -- Class C Shares
============================================================
====================

          Net Asset Value
----------------------
     Beginning         End           Income       Total Year
Ended      of Year        of Year        Dividends
Returns(1)
============================================================
====================
3/31/97        $6.61         $6.54           $0.34     4.10%
------------------------------------------------------------
-------------------3/31/96              6.54 6.61 0.34 6.45
------------------------------------------------------------
-------------------3/31/95              6.54 6.54 0.35 5.51
------------------------------------------------------------
-------------------3/31/94              6.68 6.54 0.35 3.15
------------------------------------------------------------
-------------------Inception* - 3/31/93           6.62 6.68
0.09 2.28+
============================================================
==================== Total
$1.47
============================================================
====================
It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


4


============================================================
====================
 Average Annual Total Return
============================================================
====================

Without Sales Charge(1) ----------------------
Class A        Class C
============================================================
====================
Year Ended 3/31/97             4.30%          4.10%
------------------------------------------------------------
-------------------Five Years Ended 3/31/97             6.01
N/A
------------------------------------------------------------
-------------------Inception* through 3/31/97
6.75           5.08
============================================================
====================

     With Sales Charge(2) ----------------------Class A
Class C
============================================================
====================
Year Ended 3/31/97             2.29%          3.10%
------------------------------------------------------------
-------------------Five Years Ended 3/31/97             5.58
N/A
------------------------------------------------------------
-------------------Inception* through 3/31/97
6.49           5.08
============================================================
====================
============================================================
====================
 Cumulative Total Return
============================================================
====================

          Without Sales Charge(1)
============================================================
====================
Class A (Inception* through 3/31/97)
72.50%
------------------------------------------------------------
-------------------Class C (Inception* through 3/31/97)
23.35
------------------------------------------------------------
-------------------
(1)  Assumes reinvestment of all dividends and capital gain
distributions, if any, at net asset value and does not
reflect the deduction of the applicable sales charges with
respect to Class A shares or the applicable contingent
deferred sales charges ("CDSC") with respect to Class C
shares.
(2)  Assumes reinvestment of all dividends and capital gain
distributions, if any, at net asset value. In addition,
Class A shares reflect the deduction of the maximum initial
sales charge of 2.00% and Class C shares reflect the
deduction of a 1.00% CDSC, which applies if shares are
redeemed within one year from initial purchases.
*    Inception dates for Class A and C shares are November
28, 1988 and January
     5, 1993, respectively.
+    Total return is not annualized, as it may not be
representative of the


total return for the year.
     5




============================================================
====================
 Historical Performance (unaudited)
============================================================
====================
          Growth of $10,000 Invested in Class A Shares of


     the Limited Term Portfolio vs. Lehman Municipal 5-Year
Bond Index and
Lehman Long Bond Index +


------------------------------------------------------------
--------------------
November 1988 -- March 1997
[GRAPH]

                                                  Lehman
                                   Limited
Municipal Lehman
                                        Term      5-Year
Long
Portfolio           Bond Index         Bond Index ---------
----------         ----------
11/28/88                           $ 9,796   $10,000
$10,000
3/89                                     9,900
10,024    10,100
3/90                                    10,720
10,994    11,200
3/91                                    11,653
12,022    12,071
3/92                                    12,568
13,046    13,440
3/93                                    13,786
14,395    15,402
3/94                                    14,273
14,821    15,574
3/95                                    15,076
15,667    16,980
3/96                                    16,078
16,808    18,457
3/31/97                                 16,769
17,511    19,620

+    Hypothetical illustration of $10,000 invested in Class
A shares at
inception on November 28, 1988, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through March 31, 1997. The Lehman Municipal 5-Year Bond Index is a broad based total return index comprised of all investment grade, fixed rate, long term maturities of 4-6 years and are selected from issues larger than $50 million dated since January, 1984. The Lehman Long Bond Index is a broad based total return index, comprised of all investment grade, fixed rate, long term maturities (greater than twenty-two years) and are selected from issues larger than $50 million dated since January 1984. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the
Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges
and fees were
     incurred by shareholders investing in the other
classes.
All figures represent past performance and are not a
guarantee of future
results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.
6




============================================================
====================
 Schedule of Investments
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
==============================
Education -- 11.8%
$2,825,000     A*   Arizona Education Loan Marketing Corp.,
Education Loan
                         Revenue Bonds, 7.000% due
3/1/02(a)(b)   $ 3,008,625
 2,430,000     A*   Arkansas State Student Loan Authority
Revenue,
                         Sub-Series A-2, 6.125% due
12/1/00(a)          2,466,450
          940,000   Aa*  Brazos, TX Higher Education
Authority, Series C-1,
                         6.000% due 11/1/99(a)
957,625
 2,940,000     AAA  Chicago, IL Board of Education, Chicago
School Reform,
                         MBIA-Insured, 6.000% due 12/1/07
3,116,400
                    Colorado Student Obligation Board
Authority,
                         Student Loan Revenue:
          270,000   A*              Series A, 6.625% due
6/1/99           277,088
 1,350,000     A*              Series A-1, 6.600% due 9/1/98
1,375,313
 1,150,000     AA   Fairfield County, SC School District,
COP,
                         5.500% due 3/1/07        1,152,875
 1,000,000     A+   Illinois Student Assistance Commission,
Student Loan
                         Revenue, Series H, 6.100% due
3/1/01(a)      1,027,500
          350,000   Aa1* Iowa Student Loan Liquidity Corp.
Student Loan Revenue,
                         Series A, 6.000% due 3/1/98
353,836
 1,000,000     Aa*  Kentucky Higher Education Student Loan
Corp., Insured
                         Student Loan Revenue, Series 91B,
                         6.500% due 12/1/00(a)
1,045,000
          210,000   AAA  Louisiana Public Facilities
Authority Revenue,
                         Supplemental Student Loan C, AMBAC-
Insured, 8.125% due
                         12/1/99          224,963
 1,250,000     A*   Montana State Higher Education Student
Assistance Corp.,
                         Student Loan Revenue, Series 92B,
7.050% due 6/1/04(a)          1,315,625
                    North Texas Higher Education Authority
Inc.,
                         Student Loan Revenue:
 1,475,000     AAA             AMBAC-Insured, 7.000% due
7/1/01(a)      1,530,313
 1,400,000     A*              Series D, 6.300% due
4/1/09(a)      1,401,750
 2,000,000     AAA  Pennsylvania State Higher Education
Assistance Agency,
                         Student Loan Revenue Refunding,
Series A,
                         FGIC-Insured, 6.800% due 12/1/00
2,120,000
 1,500,000     A*   Rhode Island Student Loan Authority
Revenue Refunding,
                         Series 92B, 6.750% due 12/1/01(a)
1,590,000
 1,000,000     AAA  San Juan County, NM ISD #22, GO, MBIA-
Insured,
                         6.750% due 8/15/00       1,060,000
 1,500,000     AAA  Schuylkill, PA Redevelopment Authority
Revenue,
                         Commonwealth Lease Revenue Bonds,
                         Series A, FGIC-Insured, 6.850% due
6/1/03         1,631,250
 2,540,000     A    South Dakota Student Loan Assistance
Corp., Student Loan
                         Revenue, 7.350% due 8/1/98(a)
2,603,500
          670,000   A*   Texas State Higher Education
Coordinating Board, College
                         Student Loan Revenue, 6.800% due
4/1/98(a)        680,385
                    Utah State School District Co-Op Revenue
Financing Pool,
                         LOC Swiss Bank:
          875,000   AAA             8.300% mandatory tender
2/15/98          901,810

                              See Notes to Financial
Statements.
                                   7


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
==============================
Education -- 11.8% (continued)
$     945,000  AA+             8.300% mandatory tender
2/15/00                        $ 1,025,325
 2,220,000     AA+             8.375% due 2/15/10
2,303,250
------------------------------------------------------------
-----------------------------33,168,883
------------------------------------------------------------
-----------------------------Escrowed to Maturity(c) -- 4.7%
          120,000   A    Austin, TX Water, Sewer & Electric
Refunding Revenue,
                         14.000% due 11/15/01
140,700
 1,390,000     AAA  Boston, MA Water & Sewer Community
Revenue,
                         10.650% due 1/1/99       1,471,663
          115,000   AAA  Enid, OK Hospital Authority
Revenue, St. Mary's Hospital
                         Crossover Refunding, 8.000% due
7/1/98              117,013
 1,135,000     AAA  Erie County, OH Hospital Improvement,
Sandusky Memorial
                         Hospital, 8.750% due 1/1/06(b)
1,333,625
 1,555,000     AAA  Galveston, TX Sewer System Revenue
Refunding, Series B,
                         7.800% due 5/1/99        1,613,313
 1,050,000     AAA  Illinois Educational Facilities
Authority Revenue, Chicago
                         Osteopathic Medical, Series A,
8.750% due 7/1/05        1,223,250
          965,000   NR   Kalamazoo, MI Hospital Finance
Authority,
                         6.750% due 4/1/03        1,018,075
 1,300,000     NR   New Jersey State Educational Facilities
Authority Revenue,
Fairleigh Dickinson University, Series C, 7.750%
                         due 7/1/01          1,389,375
 1,870,000     AAA  Owensboro, KY Electric, Light & Power,
                         10.500% due 1/1/04(b)
2,208,938
          665,000   AAA  San Francisco, CA Airport
Improvement Corp.,
                         Lease Revenue, United Airlines,
7.875% due 7/1/99             694,925
          885,000   NR   Sullivan County, TN Health &
Educational Facilities, Holston
                         Valley Community Hospital, 7.000%
due 9/1/99               934,781
          880,000   NR   Tom Green County, TX Hospital
Authority, 7.875% due 2/1/06            966,900
------------------------------------------------------------
-----------------------------13,112,558
------------------------------------------------------------
-----------------------------Finance -- 1.1%
 1,000,000     A    New York State Local Government
Assistance Corp.,
                         6.600% due 4/1/98        1,026,080
 2,000,000     AAA  Texas State Public Finance Authority
Building Revenue,
                         Series B, AMBAC-Insured, 6.200% due
2/1/05         2,150,000
------------------------------------------------------------
-----------------------------3,176,080
------------------------------------------------------------
-----------------------------General Obligation -- 13.4%
 1,000,000     AAA  Arizona COP Refunding GO, FSA-Insured,
                         6.500% due 3/1/08        1,072,500
                    Buffalo, NY GO Unlimited, AMBAC-Insured:
                         Series A:
          500,000   AAA             5.200% due 2/1/10
480,000
 2,540,000     AAA             5.250% due 2/1/11
2,435,225
 1,600,000     AAA             5.375% due 2/1/12
1,542,000
          265,000   AAA             5.375% due 2/1/13
253,738
          695,000   AAA       Series B, 5.250% due 2/1/11
666,331

                              See Notes to Financial
Statements.



8




============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
==============================
General Obligation -- 13.4% (continued)
                    California State GO:
$1,000,000     A+        6.250% due 9/1/08   $ 1,088,750
 1,000,000     AAA       FGIC-Insured, 6.400% due 9/1/07
1,103,750
 1,800,000     BBB  Government of Guam GO, Series A, 5.750%
due 8/15/99              1,822,500
 1,500,000     AA-  Houston, TX GO, Series A, 6.000% due
3/1/06              1,597,500
          500,000   AA+  Kings County, WA GO Unlimited Tax
Obligation,
                         9.000% due 12/1/98
538,750
2,500,000   AA     Knoxville County, TN GO, 5.000% due
2/1/15                   2,325,000
          445,000   BBB- Lehigh County, PA IDA, Industrial &
Commercial
Development Revenue, (Strawbridge Project),
                         7.200% due 12/15/01
478,375
          750,000   Baa1*  Lowell, MA GO, 5.500% due 8/15/97
753,953
          500,000   A3*  Meridian, CO Metropolitan District,
GO, Refunding Bonds,
                         7.000% due 12/1/97
506,735
                    New Haven, CT GO, Series B:
          625,000   BBB       5.700% due 12/1/97
630,600
 2,000,000     BBB       9.000% due 12/1/01
2,310,000
                    New York City GO:
 2,500,000     BBB+      Series A, 6.250% due 8/1/08
2,559,375
 1,040,000     BBB+      Series D, 7.200% due 2/1/00
1,102,400
          970,000   BBB+      Series F, 8.100% due 11/15/99
1,050,025
 1,000,000     BBB+      Series H, 6.500% due 3/15/06
1,055,000
 2,000,000     BBB+      Series H, 5.900% due 8/1/09
1,975,000
 2,000,000     Aa2* New York City Municipal Assistance
Corp., Series E,
                         6.000% due 7/1/06
2,127,500
          300,000   A-1+ Phoenix, AZ GO Unlimited Variable
Series 95-2,
                         3.700% due 6/1/20(d)
300,000
 2,815,000     AAA  Rhode Island State Conservation Capital
Development
                         Loan GO, Series A, 6.000% due
8/1/06              2,990,938
 1,020,000     AAA  Springfield, MA Municipal Purpose Loan,
GO,
                         AMBAC-Insured, 6.250% due 8/1/06
1,102,875
 2,770,000     AA   Texas State Veterans Housing Assistance
Fund IID GO,
                         5.650% due 12/1/14(a)
2,783,850
          395,000   AA   Texas State Veterans Housing
Assistance GO, FHA-Insured,
                         6.050% due 12/1/12(a)
396,975
          810,000   AAA  Yuma & La Paz County, AZ GO
Community College
                         District, (Arizona Western
College), AMBAC-Insured,
                         6.200% due 7/1/98
831,263
------------------------------------------------------------
-----------------------------37,880,908
------------------------------------------------------------
-----------------------------Hospitals -- 12.0%
          595,000   A    ABAG Finance Authority Nonprofit
Corps, CA Insured COP,
                         (Rehabilitation Mental Health
Services Inc. Project),
                         6.100% due 6/1/02
620,288

                              See Notes to Financial
Statements.
                                   9


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
==============================
Hospitals -- 12.0% (continued)
$     600,000  A-   Bexar County, TX Health Facilities
Development Corp.,
                         Health Facilities Revenue
Refunding, Independence Hill
                         Project, LOC Banque Paribas, 7.500%
mandatory tender
                         12/1/98
$   627,750
 1,000,000     AAA  Calcasieu Parish Louisiana Memorial
Hospital Services
District Revenue, Lake Charles Memorial Hospital,
                         Series A, CONNIE LEE-Insured,
7.500% due 12/1/05  1,137,500
 3,500,000     BBB  Colorado Health Facilities Authority
Hospital Revenue Bonds,
                         Series 1993, Rocky Mountain
Adventist Health Guaranteed,
                         6.250% due 2/1/04   3,626,875
 1,200,000     AAA  Connecticut State Health & Educational
Facilities Authority
                         Revenue, Veterans Memorial Medical
Center, Series A,
                              MBIA-Insured, 6.250% due
7/1/06    1,290,000
 1,000,000     AAA  Cuyahoga County, OH Hospital Revenue
Refunding &
Improvement, University Hospitals, Series A,
                         MBIA-Insured, 6.000% due 1/15/06
1,053,750
 2,135,000     A2*  Harris County, TX Health Facilities
Development Corp.,
                         Memorial Health System Guaranteed,
7.125% due 6/1/05   2,380,525
 1,000,000     BBB  Illinois Health Facilities Authority
Revenue Refunding,
                         Trinity Medical Center, 6.500% due
7/1/00    1,035,000
 1,425,000     Ba3* Langhorne Manor Higher Education &
Health Authority,
                         Bucks County, Lower Bucks Hospital,
6.375% due 7/1/99   1,423,219
 2,200,000     BBB  Maplewood, MN Healthcare Facilities
Revenue,
                         (Health East Project), 5.950% due
11/15/06  2,178,000
Massachusetts Health & Education Facilities Authority
                         Revenue, Series A:
 1,000,000     Ba1*            Massachusetts Eye & Ear
Infirmary,
                                 7.000% due 7/1/98
1,006,250
          445,000   A               Medical Center of
Central Massachusetts,
                                 6.000% due 7/1/97
447,011
                    New Jersey Healthcare Facilities
Financing Authority Revenue:
 1,000,000     Baa1*          Elizabeth General Medical
Center, Series C,
                               7.100% due 7/1/99  1,046,250
 1,030,000     BBB+      Pascack Valley Hospital, Series 91,
6.500% due 7/1/01   1,077,638
                         St. Elizabeth Hospital Obligation
Group:
          390,000   BBB             5.000% due 7/1/01
386,588
          675,000   BBB             5.850% due 7/1/09
661,500
                    New York State Dormitory Authority
Revenue:
 3,000,000     BBB+      Mental Health Services Facilities,
Series B,
                               5.750% due 8/15/12 2,902,500
          750,000   AAA       Montefiore Medical Center, FHA-
Insured,
                               5.250% due 2/1/10    726,563
          320,000   A*   Ouachita Parish, LA Hospital
Services District #1,
Hospital Revenue Bonds, Glenwood Regional Medical
                         Center, Series 1991, 7.250% due
7/1/00      342,800

                              See Notes to Financial
Statements.
10


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
==============================
Hospitals -- 12.0% (continued)
$2,170,000     A+   Palm Beach County, FL Health Facilities
Authority Revenue,
                              Good Samaritan Health System
Guaranteed,
                              6.150% due 10/1/06   $
2,254,088
                         Philadelphia, PA Hospitals and
Higher Education Facilities
                              Authority Revenue:
          390,000   A3*             Albert Einstein Medical
Center, 6.500% due 10/1/97                392,305
 1,000,000     BBB+            Graduate Health Systems,
6.500% due 7/1/97             1,003,740
          245,000   Aa*             St. Agnes Medical Center
Project, FHA-Insured,
                                      6.750% due 8/15/01
252,044
 1,750,000     A    Riverside, CA Asset Leasing Corp.
Leasehold Revenue
Bonds, 1993 Series A, Riverside Hospital Project,
                              6.000% due 6/1/04
1,806,875
 3,000,000     BBB++  Scranton-Lackawanna, PA Health &
Welfare Authority
                              Revenue, Allied Services
Rehabilitation Hospitals,
                              7.125% due 7/15/05
3,191,250
 1,000,000     BBB++  Valley Health System, CA COP Refunding
Project,
                              6.250% due 5/15/99
1,007,500
------------------------------------------------------------
-----------------------------33,877,809
------------------------------------------------------------
-----------------------------Housing -- 8.3%
 3,000,000     A-   Aurora, IL Multi-Family Revenue
Refunding Housing,
                              (Fox Village Unit 18D
Project), LOC Banque Paribas,
                              7.750% due 9/1/98
3,060,000
 2,500,000     Aa2* California State Department of Veterans
Affairs, Home
                              Purchase Revenue, Series A,
7.500% due 8/1/98(a)               2,606,250
 2,885,000     A+   City of Burnsville, MN Multi-Family
Housing Revenue
                              Refunding Bonds, (The Atrium
Project), Policy of


Indemnity Commercial Union Insurance Co. PLC Reinsured by
Trygg-Hansa Ins. Co. of Sweden,
7.200% mandatory tender 5/1/02               2,973,512
          140,000   A*   Cleveland County, OK Home Loan
Authority, Single-Family
                              Mortgage Revenue, 6.100% due
8/1/97                140,371
 2,250,000     AAA  Dekalb County, GA HFA, Multi-Family
Housing Revenue,
(Chimney Trace Project), FNMA-Collateralized,
                              5.625% due 5/1/25
2,300,625
          835,000   AAA  Fairfax County, VA Redevelopment &
Housing Authority,
                              Multi-Family Refunding,
Kingsley 91A, FHA-Insured, 6.500%
                              due 11/1/01
865,269
               60,000    Aaa* Louisiana Housing Finance
Agency Mortgage Revenue,
                              GNMA-Collateralized, Single-
Family Mortgage Revenue,
                              7.600% due 11/1/97(a)
60,418
 1,800,000     AA   Louisiana Public Facilities Authority
Revenue, Multi-Family
                              Housing, Oakleigh Apartments,
Series A,
                              5.950% due 3/15/19
1,867,500
          690,000   AA   Maine State Housing Authority,
Series A-3, FHA-Insured,
                              6.900% due 11/15/98
708,113

                                   See Notes to Financial
Statements.
                                        11


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
==============================
Housing -- 8.3% (continued)
$     732,220  AAA  Monroe-West Monroe, LA Public Trust
Financing Authority,
                         FHLMC-Collateralized, 8.500% due
5/20/02                 $          757,848
          500,000   AAA  Nashville & Davidson County, TN
Metropolitan
                         Government IDB Revenue, (Club
Bellvue),
                         FNMA-Collateralized, 8.500%
mandatory tender 5/1/97            500,416
 1,000,000     Aaa* Nevada Housing Single Family Mortgage,
Series E,
                         FHA-Insured 5.350% due 10/1/27(a)
981,250
          490,000   A*   Odessa, TX Housing Development
Corp. #2, Multi-Family
Revenue Refunding, Chaparral Village, Series A,
                         6.375% due 12/1/03
496,738
 1,760,000     AAA  Onterie Center Housing Finance Corp., IL
Mortgage
Revenue Refunding, (Onterie Center Project), Series A, MBIA-
Insured, 6.500% due 7/1/02         1,841,400
 2,500,000     AA+  Rhode Island Housing & Mortgage Finance
Corp. Home
                         Ownership Opportunity, Series C,
5.650% due 10/1/20(a)         2,503,125
          215,000   AAA  St. Louis County, MO Single-Family
Mortgage Revenue,
                         MBIA-Insured, 6.125% due 4/1/03
216,881
 1,000,000     AA+  Texas State Department of Housing &
Community Affairs,
                         GNMA/FNMA-Collateralized Home
Mortgage Revenue
Bonds, Series B-2, RIBS, Variable Rate, 9.898%
                         due 6/18/23(a)(d)        1,072,500
          100,000   AA   Texas State Housing Agency Mortgage
Revenue
                         Single-Family, 1987D, 7.750% due
7/1/99(a)           102,250
          410,000   AA   Wyoming Community Development
Authority, Single-Family
                         Mortgage, Series 1988C, 7.800% due
6/1/99(a)           418,713
------------------------------------------------------------
-----------------------------23,473,179
------------------------------------------------------------
-----------------------------Industrial Development -- 9.5%
 1,500,000     A    Bel Air, MD Revenue Refunding, (May
Department Stores
                         Co. Project), 6.375% due 10/1/99
1,561,875
 1,000,000     A    Belmont County, OH IDR Refunding, (May
Department
                         Stores Co. Project), Series 91,
6.500% due 1/1/00        1,046,250
 2,000,000     AA+  Clarion County, PA IDA Energy
Development Revenue,
                         (Piney Creek Project), LOC Swiss
Bank, 7.250% mandatory
                         tender 12/1/00(a)        2,147,500
 1,000,000     Baa* Delaware County, PA Development
Authority Revenue,
                         (Elwyn Inc. Project), 7.750% due
6/1/00         1,086,250
 3,000,000     Ba1* Griffin-Spalding County, GA Development
Authority
                         Revenue Refunding, (Borden Inc.
Project,) Borden Inc.,
                         Guaranteed, 7.200% due 6/1/00
3,090,000
 2,000,000     A+   Iowa Finance Authority, (Governors
Square Project),
                         Policy of Indemnity Commercial
Union Assurance Co. PLC,
Reinsured by Trygg-Hansa Insurance Co. of Sweden,
                         7.250% mandatory tender 4/1/02
2,110,000

                              See Notes to Financial
Statements.
12


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING
SECURITY        VALUE
============================================================
==============================
Industrial Development -- 9.5% (continued)
$3,000,000     A+   Marion, IA Commercial Development
Revenue, (Collins
                         Road Project), Policy of Indemnity
Aetna Casualty &
                         Surety Co., Reinsured by Trygg-
Hansa Insurance Co.
                         of Sweden, 7.250% mandatory tender
7/1/02                $ 3,127,500
 3,500,000     BBB+ Metropolitan Government Nashville &
Davidson County,
TN IDB Revenue Refunding & Improvement, Osco
                         Treatment Inc. Guaranteed, 6.000%
due 5/1/03(a)       3,535,000
 1,835,000     Aa3* New Jersey EDA, Growth Bonds, LOC Banque
Nationale
                         de Paris, 6.200% due 12/1/02(a)
1,896,931
                    New York City IDA:
          650,000   Aa1* IDR Oakdale Knitting Mills Inc.,
Composite Offering
                                   XXX 1990, Series G, LOC
ABN AMRO Bank, NV, 7.700%
                                   mandatory tender
11/1/00(a)            651,157
 1,365,000     Aa1*      Keystone Electric, LOC ABN AMRO
Bank NV,
                                   7.500% mandatory tender
3/1/98(a)      1,380,015
          455,000   Aa1*      SuperFlex Ltd. Project,
Composite Offering XVIII 1989,
                                   Series A, LOC ABN AMRO
Bank, NV,
                                   7.750% optional tender
11/1/99(a)            455,742
 1,170,000     AAA  Pennsylvania State IDA Revenue, AMBAC-
Insured,
                         6.000% due 1/1/99        1,197,788
 1,000,000     A    Pinal County, AZ IDA, Solid Waste
Disposal Revenue,
                         5.000% due 2/1/06(a)
971,250
 2,350,000     AAA  Sioux City, IA IDR, (Terra Centre
Project),
                         6.800% due 5/1/07        2,467,500
------------------------------------------------------------
-----------------------------26,724,758
------------------------------------------------------------
-----------------------------Life Care -- 2.8%
 1,355,000     BBB  Illinois Development Finance Authority,
Health Facilities
                         Revenue, Community Living Options,
6.375% due 3/1/00        1,371,938
New York State Medical Care Facilities Finance Agency
                         Revenue, Mental Health Services
Facilities:
1,045,000   BBB+       Series B, 7.100% due 2/15/99
1,092,025
          640,000   BBB+                Series D, 6.300% due
8/15/97          644,371
                    New York State Dormitory Authority
Revenue, Mental Health,
                         Series E, AMBAC-Insured:
 3,000,000     AAA                 5.300% due 2/15/09
2,951,250
          700,000   AAA                 5.300% due 8/15/09
688,625
 1,000,000     AAA  Rio Grande Valley, TX Health Facilities,
(Valley
                         Baptist Medical Center Project),
Short RITES,
                         MBIA-Insured, coupon varies weekly
till 8/1/02 then
                         converts to 6.250%, 8.110% due
8/1/06(e)      1,086,250
------------------------------------------------------------
-----------------------------7,834,459
------------------------------------------------------------
-----------------------------Miscellaneous -- 10.1%
 2,595,000     BBB- Clarksville, TN Natural Gas Acquisition
Corporation, Gas
                         Revenue, Series A, 6.500% due
11/1/00        2,640,413
          300,000   AAA  Dallas-Fort Worth, TX Regional
Airport Revenue, Series A,
                         FGIC-Insured, 5.875% due 11/1/07(a)
304,626

                              See Notes to Financial
Statements.


13


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                              SECURITY
VALUE
============================================================
==============================
Miscellaneous -- 10.1% (continued)
$2,500,000     AAA  Greater Detroit Resource Recovery
Authority,
                         AMBAC-Insured, 6.250% due 12/13/06
$ 2,696,875
 1,605,000     AAA  Hillsborough County, FL Capital
Improvement Program
Revenue, (County Center Project), Series B,
                         MBIA-Insured, 6.000% due 7/1/05
1,705,313
 2,750,000     A*   Hoffman Estate, IL Tax Increment Junior
Lien, Hoffman
                         Estate Development, Series 91,
6.500% due 5/15/01       2,884,063
 2,700,000     A-   Illinois Development Finance Authority
Revenue, Debt
                         Restructure-East St. Louis, 6.875%
due 11/15/05        2,821,500
 1,010,000     AAA  Jacksonville, FL Excise Tax Revenue,
Series A,
                         FGIC-Insured, 5.500% due 10/1/05
1,049,138
          575,000   Aa3* New Jersey EDA Revenue, LOC Banque
Nationale de Paris,
                         Series A, 6.250% due 12/1/01(a)
587,938
 3,390,000     A2*  New York State Job Development
Authority, Special Purpose,
                         Series A, 5.250% due 3/1/10
3,250,163
New York State Urban Development Corporation Revenue
                         Correctional Capital Facilities,
 1,500,000     Baa1*                Series 6, 5.500% due
1/1/01         1,520,625
 2,950,000     Baa1*                Series 6, 5.500% due
1/1/13         2,817,250
 2,575,000     Baa1*                Series 7, 5.375% due
1/1/08         2,507,406
 1,240,000     AA-  Ohio State Building Authority,
Correctional Facilities,
                         Series A, 5.250% due 10/1/09
1,227,600
 1,200,000     AAA  Pennsylvania Intergovernmental Co-Op
Authority, Special
                         Tax Revenue, FGIC-Insured, 6.000%
due 6/15/06         1,270,500
 1,000,000     AA   Tuscon, AZ COP, Asset Guaranty, 6.000%
due 7/1/04          1,040,000
------------------------------------------------------------
-----------------------------28,323,410
------------------------------------------------------------
-----------------------------Pollution Control -- 5.4%
 1,200,000     AAA  Burke County, GA Development Authority
PCR, Refunding,
Ogelthorpe Power Co., MBIA-Insured, 7.500% due
                         1/1/03         1,311,000
          435,000   BB   Camden County, NJ PCFA, Solid Waste
Resource Recovery
                         Revenue, Series D, 6.350% due
12/1/97          435,870
Detroit, MI Economic Development Corp., Facilities
                         Recovery Revenue, FSA-Insured:
 3,000,000     AAA             Series A, 7.000% due 5/1/01
3,180,000
 1,000,000     AAA             Series 91A, 6.600% due
5/1/02(a)      1,065,000
 1,630,000     BBB  Gilda County, AZ IDA, Revenue Pollution
Control,
                         8.900% due 7/1/06        1,694,548
 1,075,000     BBB- Hudson County, NJ Improvement Authority,
                         5.750% due 1/1/98        1,076,043
 1,500,000     A+   Illinois Development Financing
Authority, Solid Waste
Disposal Revenue Bonds, (Waste Management Inc.
                         Project), Series 1990, 7.125% due
1/1/01(a)      1,599,375
          700,000   A-1+ Maricopa County, AZ Pollution
Control Corp. PCR, Arizona
                         Public Service Co., Series D,
3.500% due 5/1/29(e)            700,000

                              See Notes to Financial
Statements.
14


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING                    SECURITY
VALUE
============================================================
==============================
Pollution Control --     5.4% (continued)
$1,000,000     Baa2*  Massachusetts State IDB Finance
Agency, PCR,
                              (Eastern Edison Co. Project),
5.875% due 8/1/08          $   967,500
 1,500,000     AAA  Montgomery, AL IDB, PCR, (General
Electric Co. Project),
                              7.000% mandatory tender
9/15/00(a)          1,616,250
 1,650,000     Baa* Onondaga County, NY Resource Recovery
Agency Project
                              Revenue Bonds, Series 1992,
6.625% due 5/1/00(a)          1,691,250
------------------------------------------------------------
-----------------------------15,336,836
------------------------------------------------------------
-----------------------------Pre-Refunded(f) --   1.2%
 1,525,000     AAA  Alachua County, FL Health Facilities
Authority
Revenue, Santa Fe Healthcare Facilities Project,
                              (Call 11/15/00 @ 102), 6.875%
due 11/15/02        1,643,188
               80,000    A*   Austin,TX Water, Sewer &
Electric Refunding Revenue,
                              (Call 5/15/98 @ 100), 14.000%
due 11/15/01(c)             97,700
          495,000   AAA  Gila County, AZ IDA PCR, (Call
2/15/01 @ 101),
                              11.250% due 4/1/01
528,413
 1,000,000     AAA  Mississippi Hospital Equipment &
Facilities Authority
                              Revenue, (Mississippi Baptist
Medical Medical Center),
Series A, MBIA-Insured, (Call 5/1/00 @ 102),
                              7.300% due 5/1/01
1,092,500
------------------------------------------------------------
-----------------------------3,361,801
------------------------------------------------------------
-----------------------------Public Facilities -- 2.4%
               40,000    A-   Concord Santa Cruz Southgate,
CA COP, ABAG Finance Corp.,
                              7.100% due 6/1/99
40,058
 4,000,000     Aa*  Mt. Stearling, KY Lease Revenue,
Kentucky League of
Cities 1993A, Transamerica Life Guaranteed,
                              5.625% due 3/1/03
4,055,000
 1,050,000     BBB  Tampa, FL Capital Improvement Program
Revenue,
                              Series 88B, 7.400% due 10/1/97
1,061,172
 1,655,000     AAA  Washington State Public Power Supply
System,
                              Revenue Refunding, Series A,
Nuclear Project No. 3,
                              MBIA-Insured, 6.000% due
7/1/06         1,729,475
------------------------------------------------------------
-----------------------------6,885,705
------------------------------------------------------------
-----------------------------Solid Waste -- 1.1%
 3,000,000     A    Northeast Maryland Waste Disposal
Authority, Solid Waste
                              Revenue, Montgomery County,
6.200% due 7/1/10(a)          3,037,500
------------------------------------------------------------
-----------------------------Transportation -- 7.6%
 1,000,000     AAA  Clark County, NV Airport Improvement
Revenue,
                              BIG-Insured, 7.900% due
7/1/00(a)      1,053,750
                         Denver, CO City & County Airport
Revenue:
 1,590,000     BBB       Series 1992B, 7.000% due
11/15/01(a)         1,697,325
 1,000,000     BBB       Series 1992B, 7.000% due
11/15/02(a)         1,075,000
 1,000,000     BBB       Series 1994A, 7.200% due
11/15/02(a)         1,085,000
 1,510,000     AAA       Series B, MBIA-Insured, 6.250% due
11/15/06(a)         1,604,375
 2,445,000     AAA  Hawaii Airport System Revenue, Second
Series of 91,
                              MBIA-Insured, 6.100% due
7/1/99(a)      2,518,350


See Notes to Financial Statements.
     15




============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT    RATING
SECURITY        VALUE
============================================================
==============================
Transportation -- 7.6% (continued)
$1,250,000     A    Indiana Transportation Finance
Authority, Airport
                         Facilities -- Lease Revenue, Series
A, United Air,
                         6.125% due 11/1/02
$ 1,318,750
 1,000,000     AAA  Massachusetts Port Authority Revenue,
Series A,
                         FGIC-Insured, 7.200% due 7/1/03(a)
1,083,750
 3,750,000     Baa1*  New York State Thruway Authority
Service Contract Revenue,
Local Highway & Bridge, Special Obligation Bonds,
                         5.625% due 4/1/07        3,707,813
 3,000,000     AA-  Ocean Highway and Port Authority, Nassau
County, FL
                         Adjustable Demand Revenue Bonds,
Series 1990, LOC ABN AMRO
                         Bank NV, 6.250% due 12/1/02(a)
3,187,500
          750,000   AA   Port of Houston Authority, Harris
County, TX Port
                         Improvement Unlimited Tax
Obligation,
                         8.500% due 11/1/98(a)
798,750
 2,095,000     AA-  Simi Valley, CA Community Development
Agency COP,
                         Simi Valley Business Center, 6.050%
due 10/1/18         2,144,756
------------------------------------------------------------
-----------------------------21,275,119
------------------------------------------------------------
-----------------------------Utilities -- 7.1%
 5,030,000     A*   Austin, TX Water, Sewer & Electric
Refunding Revenue,
                         14.000% due 11/15/01
6,274,925
                    Chelan County, WA Public Utility
District #1:
 1,500,000     A+        Chelan Hydro Consolidated System
Revenue Bonds,
                                   7.000% mandatory tender
7/1/01(a)      1,608,750
22,485,000     AAA       Columbia River Rock Capital
Appreciation, MBIA-Insured,
                                   zero coupon due 6/1/13
8,825,347
          600,000   A-   Georgia Muni Gas Authority Revenue,
(Southern Storage
                         Gas Project), 6.300% due 7/1/09
628,500
          770,000   Baa1*  Philadelphia, PA Gas Works
Revenue Bonds, 13th Series,
                         7.400% due 6/15/00         817,163
 1,000,000     AAA  Piedmont Municipal Power Agency, South
Carolina Electric
                         Revenue, AMBAC-Insured, Series B,
5.250% due 1/1/09          973,750
 1,000,000     BB   Sam Rayburn, TX Municipal Power Supply
System Revenue
                         Refunding, Series A, 6.200% due
10/1/01          971,250
------------------------------------------------------------
-----------------------------20,099,685
------------------------------------------------------------
-----------------------------Water & Sewer -- 1.5%
 1,500,000     NR   New Jersey EDA Water Facilities Revenue,
Series 1991,
                         (New Jersey American Water Co. Inc.
Project), Private
                         Placement, 7.400% due 11/1/01(a)
1,593,750
          250,000   AA   Regional Waste Systems Inc., Maine
Solid Waste
                         Resource Recovery System, 7.550%
due 7/1/98(a)(b)           258,750
 1,175,000     AAA  South Essex, MA Sewer District, Series
A, MBIA-Insured,
                         6.000% due 6/15/05       1,248,438

                              See Notes to Financial
Statements.
16


============================================================
====================
 Schedule of Investments (continued)
March 31, 1997
============================================================
====================

          FACE
     AMOUNT     RATING                             SECURITY
VALUE
============================================================
==============================
Water & Sewer -- 1.5% (continued)
$     955,000   A   Texas Water Resource Finance Authority
Revenue,
                         Series 89, 7.400% due 8/15/00 $
1,015,881
------------------------------------------------------------
-----------------------------4,116,819
------------------------------------------------------------
-----------------------------TOTAL INVESTMENTS -- 100%
                    (Cost-- $277,330,461**)  $281,685,509
============================================================
==============================
(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Securities segregated by Custodian for open market purchase commitment.
(c) Bonds are escrowed to maturity with U.S. Government securities and are considered by the manager to be triple-A rated even if
issuer has not
               applied for new ratings.
(d)  Residual interest bonds-coupon varies inversely with
level of short-term tax-exempt interest rates.
(e)  Variable rate obligation payable at par on demand at
any time on no more than seven days notice.
(f)  Bonds are escrowed with U.S. Government securities and
are considered by the manager to be triple-A rated even if
issuer has not applied for new ratings.
++        Fitch Investor Services, Inc.
**        Aggregate cost for Federal income tax purposes is
substantially the same.
See pages 18 and 19 for definition of ratings and certain
security
               descriptions.
See Notes to Financial Statements.
                                   17


============================================================
====================
 Bond Ratings
============================================================
====================
All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:
Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories. AAA --Bonds rated "AAA" have the highest rating assigned by Standard &
Poor's. Capacity to pay interest and repay principal is
extremely strong.
AA   --Bonds rated "AA" have a very strong capacity to pay
interest and
repay principal and differ from the highest rated issue only in a small degree.
A    --Bonds rated "A" have a strong capacity to pay
interest and repay
principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  --Bonds rated "BBB" are regarded as having an adequate
capacity to
pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   --Bonds rated "BB" have less near-term vulnerability to
default than
other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B    --Bonds that are rated "B" generally lack
characteristics of
desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contact over any long period of time may be small.
Moody's --Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa  --Bonds that are rated "Aaa" are judged to be of the
best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   --Bonds that are rated "Aa" are judged to be of high
quality by all
standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A    --Bonds that are rated "A" possess many favorable
investment
attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  --Bonds that are rated "Baa" are considered as medium
grade
obligations, i.e., they are neither highly protected nor
poorly
secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
18


============================================================
====================
 Bond Ratings (continued)
============================================================
====================
Ba        --Bonds which are rated "Ba" are judged to have
speculative elements;
their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR        --Indicates that the bond is not rated by Standard
& Poor's or
                    Moody's.
============================================================
====================
 Short-Term Securities Ratings
============================================================
====================
SP-1      --Standard & Poor's highest rate rating indicating
very strong or
strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1       --Standard & Poor's highest commercial paper and
variable rate demand
obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1         --Moody's highest rating for issues having a
demand feature -- VRDO.
MIG 1          --Moody's highest rating for short-term
municipal obligations.
P-1       --Moody's highest rating for commercial paper and
for VRDO prior to
                    the advent of the VMIG 1 rating.
============================================================
====================
 Security Descriptions
============================================================
====================
ABAG -- Association of Bay Area Governments


AIG  -- American International Guaranty
AMBAC     -- American Municipal Bond Assurance
                         Corporation
BIG  -- Bond Investors Guaranty
CGIC -- Capital Guaranty Insurance Company
CONNIE
     LEE  -- College Construction Loan Insurance
                         Association
COP  -- Certificate of Participation


EDA  -- Economic Development Authority
FLAIRS  -- Floating Adjustable Interest Rate Securities
FGIC -- Financial Guaranty Insurance Company
FHA  -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage
                         Corporation
FNMA -- Federal National Mortgage
                         Association
FSA  -- Financial Security Assurance


GIC  -- Guaranteed Investment Contract
GNMA -- Government National Mortgage
Association
GO   -- General Obligation
HFA  -- Housing Finance Authority


IDA  -- Industrial Development Authority
IDB  -- Industrial Development Board
IDR  -- Industrial Development Revenue
ISD  -- Independent School District
INFLOS  -- Inverse Floaters


LOC  -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
          Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA -- Pollution Control Financing Authority
PCR  -- Pollution Control Revenue
RIBS -- Residual Interest Bonds
RITES     -- Residual Interest Tax-Exempt
          Securities
VA   -- Veterans Administration
VRDD -- Variable Rate Demand Note


VRWE -- Variable Rate Wednesday Demand
               19


============================================================
====================
 Statement of Assets and Liabilities    March 31, 1997
============================================================
====================
ASSETS:
     Investments, at value (Cost-- $277,330,461)  $
281,685,509
     Cash             36,519
     Interest receivable          5,051,379
     Receivable for securities sold         1,420,000
     Receivable for Fund shares sold          190,819
------------------------------------------------------------
------------------Total Assets            288,384,226
------------------------------------------------------------
------------------LIABILITIES:
     Payable for Fund shares purchased        176,978
     Management fees payable        144,905
     Distribution fees payable            16,630
     Accrued expenses                26,070
------------------------------------------------------------
------------------Total Liabilities                364,583
------------------------------------------------------------
------------------Total Net Assets      $ 288,019,643
============================================================
===================
NET ASSETS:
     Par value of shares of beneficial interest   $
44,016
     Capital paid in excess of par value       289,079,344
     Overdistributed net investment income          (4,290)
     Accumulated net realized loss from security
transactions      (5,454,475)
     Net unrealized appreciation of investments
4,355,048
------------------------------------------------------------
------------------Total Net Assets      $ 288,019,643
============================================================
===================
Shares Outstanding:
          Class A           39,683,946
------------------------------------------------------------
----------------
          Class C            4,331,676
------------------------------------------------------------
-----------------
Net Asset Value:
          Class A (redemption price)    $        6.54
------------------------------------------------------------
----------------
          Class C*       $        6.54
------------------------------------------------------------
-----------------
Class A Maximum Public Offering Price Per Share
          (net asset value plus 2.04% of net asset value per
share)    $        6.67
============================================================
===================
*              Redemption price is NAV of Class C shares
reduced by a 1.00% CDSC if shares
               are redeemed within the first year of
purchase.
See Notes to Financial Statements.
20


============================================================
====================
 Statement of Operations                     For the Year
Ended March 31, 1997
============================================================
====================
INVESTMENT INCOME:
     Interest                                             $
17,675,637
------------------------------------------------------------
------------------EXPENSES:
Management fees (Note 3)
1,495,020 Distribution fees (Note 3)
506,163 Registration fees          86,820
     Shareholder and system servicing fees   79,700
     Shareholder communications    55,850
     Pricing service fees          39,420
     Audit and legal          16,088
     Custody        15,622
     Trustees' fees      10,001
     Other           8,614
------------------------------------------------------------
------------------Total Expenses
2,313,298
------------------------------------------------------------
------------------Net Investment Income
15,362,339 -------------------------------------------------
-----------------------------REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions
     (excluding short-term securities):
Proceeds from sales
157,351,484 Cost of securities sold
156,710,364
------------------------------------------------------------
-------------------Net Realized Gain
641,120
------------------------------------------------------------
------------------Change in Net Unrealized Appreciation of
Investments:
Beginning of year
7,741,212 End of year
4,355,048
------------------------------------------------------------
------------------Decrease in Net Unrealized Appreciation
(3,386,164)
------------------------------------------------------------
------------------Net Loss on Investments
(2,745,044) ------------------------------------------------
-------------------------------Increase in Net Assets From
Operations                            $  12,617,295
============================================================
===================
See Notes to Financial Statements.
                         21




============================================================
====================
 Statements of Changes in Net Assets               For the
Years Ended March 31,
============================================================
====================

                         1997   1996
============================================================
===========================
OPERATIONS:
Net investment income                                 $
15,362,339    $  14,623,173 Net realized gain (loss)
641,120     (113,526)
     Increase (decrease) in net unrealized appreciation
(3,386,164)     2,264,491
------------------------------------------------------------
--------------------------Increase in Net Assets From
Operations      12,617,295    16,774,138
------------------------------------------------------------
--------------------------DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
     Net investment income    (15,693,903)     (14,441,996)
------------------------------------------------------------
--------------------------Decrease in Net Assets From
          Distributions to Shareholders (15,693,903)
(14,441,996)
------------------------------------------------------------
--------------------------FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares    37,182,237
36,197,918
     Net asset value of shares issued in connection with
          the transfer of the Smith Barney Investment
          Trust--Smith Barney Limited Maturity Municipals
          Fund's net assets (Note 7)              --
50,182,191
     Net asset value of shares issued
          for reinvestment of dividends   8,825,123
7,807,761
     Cost of shares reacquired     (62,195,860)
(60,675,920)
------------------------------------------------------------
--------------------------Increase (Decrease) in Net Assets
From
          Fund Share Transactions  (16,188,500)   33,511,950
------------------------------------------------------------
--------------------------Increase (Decrease) in Net Assets
(19,265,108)   35,844,092
NET ASSETS:
     Beginning of year        307,284,751      271,440,659
------------------------------------------------------------
--------------------------End of year*
$ 288,019,643    $ 307,284,751
============================================================
=========================== * Includes undistributed
(overdistributed)
          net investment income of:
$          (4,290)   $     183,209
============================================================
===========================
               See Notes to Financial Statements.
22




============================================================
====================
 Notes to Financial Statements
============================================================
====================
     1.  SIGNIFICANT ACCOUNTING POLICIES
     The Limited Term Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Ohio, Pennsylvania, National, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.
     The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $144,065 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
          23


============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
2. Exempt-Interest Dividends and Other Distributions
     The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.
Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.
     3.  MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
AFFILIATED PERSONS
     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.
     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended March 31, 1997, SB received sales charges of approximately $300,000 on purchases of the Portfolio's Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares of the Portfolio if redemption occurs less than one year from initial purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended March 31, 1997, CDSCs paid to SB were approximately:

          Class A              Class C
============================================================
====================
CDSCs     $25,000             $10,000
============================================================
====================
     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class C shares calculated at the annual rate of 0.20% of the average daily net assets. 24


============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
For the year ended March 31, 1997, total Distribution Plan fees incurred were:

               Class A              Class C
============================================================
====================
Distribution Plan Fees                $405,247
$100,916
============================================================
====================
     All officers and two Trustees of the Fund are employees of SB.
     4.  INVESTMENTS
During the year ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

============================================================
====================
Purchases                   $136,483,793
------------------------------------------------------------
-------------------Sales                    157,351,484
============================================================
====================
     At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

============================================================
====================
Gross unrealized appreciation                       $
6,154,393
Gross unrealized depreciation
(1,799,345)
------------------------------------------------------------
-------------------Net unrealized appreciation
$4,355,048
============================================================
====================
     5.  CAPITAL LOSS CARRYFORWARD
At March 31, 1997, the Portfolio had, for Federal income tax purposes, approximately $5,452,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryovers are indicated below. Expiration occurs on March 31, of the year indicated:

          2001        2002         2003        2004
============================================================
====================
                                  Carryforward Amounts
$289,000    $577,000   $2,846,000   $1,740,000
============================================================
====================

     25


============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
          6.  SHARES OF BENEFICIAL INTEREST
          At March 31, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.
          At March 31, 1997, total paid-in capital amounted to the following for each class:

                              Class A             Class C
============================================================
====================
Total Paid-in Capital              $259,843,254
$29,280,106


============================================================
====================

          Transactions in shares of each class were as follows:

     Year Ended                      Year Ended March 31,
1997                  March 31, 1996*


---------------------------      -------------------------
Shares         Amount           Shares          Amount
============================================================
=====================================
Class A
Shares sold      4,671,567    $ 30,834,509       4,460,506
$ 29,767,813
Net asset value of shares issued
     in connection with the transfer
     of the Smith Barney Investment
     Trust--Smith Barney Limited
     Maturity Municipals Fund's


     net assets (Note 7)                     --
--       7,239,377      48,596,354
Shares issued on reinvestment   1,188,611       7,824,406
1,037,716       6,883,693
Shares redeemed      (8,251,679)    (54,442,310)
(8,105,534)    (53,911,260)
------------------------------------------------------------
------------------------------------Net Increase (Decrease)
(2,391,501)   $(15,783,395)      4,632,065    $ 31,336,600
============================================================
===================================== Class C
Shares sold              962,621    $  6,347,728
933,359    $  6,230,105
Net asset value of shares issued
     in connection with the transfer
     of the Smith Barney Investment
     Trust--Smith Barney Limited
     Maturity Municipals Fund's
     net assets (Note 7)                     --
--         236,434       1,585,837
Shares issued on reinvestment           152,105
1,000,717         137,628         912,585
Shares redeemed      (1,144,387)     (7,542,039)
(1,018,889)     (6,764,660)
------------------------------------------------------------
------------------------------------Net Increase (Decrease)
(29,661)   $   (193,594)        288,532    $  1,963,867
============================================================
===================================== Class Y
Shares sold                        --    $         --
30,535    $    200,000
Shares issued on reinvestment                     --
--           1,729          11,483
Shares redeemed               (32,264)       (211,511)
--              --


------------------------------------------------------------
------------------------------------Net Increase (Decrease)
(32,264)   $   (211,511)         32,264    $    211,483
============================================================
=====================================
*    For Class Y shares, transactions are for the period
from April 4, 1995
     (inception date) to March 31, 1996.
26




============================================================
====================
 Notes to Financial Statements (continued)
============================================================
====================
     7. TRANSFER OF NET ASSETS
On February 2, 1996, the Fund acquired the assets and certain liabilities of the Smith Barney Investment Trust--Smith Barney Limited Maturity Municipals Fund ("Limited Maturity Fund") pursuant to an Agreement and Plan of Reorganization dated December 14, 1995. Total shares issued by the Portfolio and the total net assets of Limited Maturity Fund on the date of transfer were as follows:

     Shares         Total Net       Total Net Issued by
Assets of       Assets of
Acquired Fund                   the Portfolio    Acquired
Fund   the Portfolio
============================================================
====================
Limited Maturity Fund     7,475,811      $50,182,191
$260,062,548
============================================================
====================
The total net assets of the Limited Maturity Fund before
acquisition
included unrealized appreciation of $772,816 and a net realized loss of $851,038. Total net assets of the Portfolio immediately after the transfer were $310,244,739. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
                    27




============================================================
====================
 Financial Highlights
============================================================
====================
For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares   1997      1996      1995(1)   1994
1993
============================================================
============================================================
=
Net Asset Value, Beginning of Year $    6.61 $    6.54 $
6.55 $    6.68 $    6.45
------------------------------------------------------------
------------------------------------------------------------
Income From Operations:
     Net investment income         0.34      0.36      0.36
0.37      0.39
     Net realized and unrealized gain (loss)    (0.06)
0.07       --     (0.13)      0.23
------------------------------------------------------------
------------------------------------------------------------
Total Income From Operations       0.28      0.43      0.36
0.24      0.62
------------------------------------------------------------
------------------------------------------------------------
Less Distributions From:
     Net investment income       (0.35)    (0.36)    (0.37)
(0.37)       (0.39)
------------------------------------------------------------
------------------------------------------------------------
Total Distributions    (0.35)    (0.36)    (0.37)    (0.37)
(0.39)
------------------------------------------------------------
------------------------------------------------------------
Net Asset Value, End of Year  $    6.54 $    6.61 $    6.54
$    6.55 $    6.68
------------------------------------------------------------
------------------------------------------------------------
Total Return        4.30%          6.65%          5.69%
3.65%          9.82%
------------------------------------------------------------
------------------------------------------------------------
Net Assets, End of Year (000s)     $259,695  $278,247
$244,818  $281,771  $242,491
------------------------------------------------------------
------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses       0.75%          0.75%          0.61%
0.53%          0.55%
     Net investment income         5.16      5.43      5.61
5.53      5.90
------------------------------------------------------------
------------------------------------------------------------
Portfolio Turnover Rate        46%       26%       22%
25%        25%
============================================================
============================================================
=
Class C Shares   1997      1996      1995(2)   1994
1993(3)
============================================================
============================================================
=
Net Asset Value, Beginning of Year $    6.61 $    6.54 $
6.54 $    6.68 $    6.62
------------------------------------------------------------
------------------------------------------------------------
Income From Operations:
     Net investment income         0.33      0.35      0.35
0.35      0.10
     Net realized and unrealized gain (loss)    (0.06)
0.06       --     (0.14)      0.05
------------------------------------------------------------
------------------------------------------------------------
Total Income From Operations       0.27      0.41      0.35
0.21      0.15
------------------------------------------------------------
------------------------------------------------------------
Less Distributions From:
     Net investment income       (0.34)    (0.34)    (0.35)
(0.35)       (0.09)
------------------------------------------------------------
------------------------------------------------------------
Total Distributions    (0.34)    (0.34)    (0.35)    (0.35)
(0.09)
------------------------------------------------------------
------------------------------------------------------------
Net Asset Value, End of Year  $    6.54 $    6.61 $    6.54
$    6.54 $    6.68
------------------------------------------------------------
------------------------------------------------------------
Total Return        4.10%          6.45%          5.51%
3.15%          2.28%++
------------------------------------------------------------
------------------------------------------------------------
Net Assets, End of Year (000s)     $ 28,325  $ 28,824  $
26,622    $ 26,869  $  5,738
------------------------------------------------------------
------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses       0.97%          0.96%          0.89%
0.88%          0.88%+
     Net investment income                         4.94
5.22            5.34              5.10            5.35+ ----
------------------------------------------------------------
--------------------------------------------------------
Portfolio Turnover Rate                           46%
26%             22%               25%             25%
============================================================
============================================================
=
(1)  On October 10, 1994, the former Class C shares were
exchanged into Class A
          shares.
(2)  On November 7, 1994, the former Class B shares were
renamed Class C shares.
(3)  For the period from January 5, 1993 (inception date) to
March 31, 1993.
++   Total return is not annualized, as the result may not
be representative of
          the total return for the year.
+         Annualized.
============================================================
====================
 Tax Information (unaudited)


============================================================
====================
For Federal tax purposes the Fund hereby designates for the
fiscal year
ended March 31, 1997:
          o    99.01% of the dividends paid by the Fund from
net investment income as
               tax-exempt for regular Federal income tax
purposes.
28


============================================================
====================
 Independent Auditors' Report
============================================================
====================
To the Shareholders and Board of Trustees of the
Limited Term Portfolio of Smith Barney Muni Funds:
     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 1997, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.
          /s/ KPMG Peat Marwick LLP
New York, New York
May 14, 1997
               29




Smith Barney
Muni Funds               SMITH BARNEY
     ------------  A Member of TravelersGroup [LOGO]
Trustees  Investment Manager
Jessica M. Bibliowicz    Smith Barney Mutual Funds
Joseph H. Fleiss    Management Inc.
Donald R. Foley
Paul Hardin    Distributor
Francis P. Martin, M.D.  Smith Barney Inc.
Heath B. McLendon, Chairman
Roderick C. Rasmussen    Custodian
John P. Toolan PNC Bank, N.A.
C. Richard Youngdahl     Shareholder
Emeritus  Servicing Agent
     First Data Investor Services Group, Inc.  Officers
P.O. Box 9134
Heath B. McLendon   Boston, MA 02205-9134
Chief Executive Officer
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President
and Treasurer  This report is submitted for the
     general information of the                Lawrence T.
McDermott shareholders of Smith Barney Muni
Vice President Funds-Limited Term Portfolio. It is
     not authorized for distribution to        Thomas M.
Reynolds  prospective investors unless
Controller     accompanied by a current Prospectus
     for the Portfolio, which contains         Christina T.
Sydor     information concerning the
Secretary Portfolio's investment policies and
expenses as well as other pertinent       information.
     Smith Barney Muni Funds
     388 Greenwich Street
     New York, New York 10013
     FD2305 5/97


Annual Report
1997

1997

1997

1997

1997
Smith Barney

Muni Funds

California Money

Market Portfolio

March 31, 1997
Smith Barney Mutual Funds
Investing for your future.
Every day.


Dear Shareholder:

We are pleased to provide the annual report for the Smith
Barney Muni Funds   California
Money Market Portfolio ("Portfolio") for the year ended
March 31, 1997. In this report, we
summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.


Performance Update

As of March 31, 1997, the Portfolio's 7-day current yield
was 2.75%. The Portfolio's 7-day
effective yield   which reflects compounding   was 2.79%.
This means that investors in the
combined federal and state income tax bracket of 41.95% would have to earn a 4.80% taxable yield to match the tax-free income provided by the Fund.
(This combined federal and state
income tax bracket assumes a federal bracket of 36% according to the Internal Revenue
Service. This bracket represents 10% of the U.S. federal taxpayers.)

While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved. The U.S.
government does not insure or guarantee
an investment in the Portfolio.


Market and Economic Overview

The U.S. economy continues to grow strongly with relatively low inflation. Gross Domestic
Product (GDP), a key economic indicator that measures the total output of U.S. goods and services, grew at an annual rate of 3.8% for the fourth quarter 1996 and 3.4% for all of 1996. In comparison, GDP grew at a meager 0.3% for the same period in 1995 and at a rate of 1.3% for all of 1995. Moreover, recently released reports suggest the U.S. economy has continued to expand in early 1997. For example, some recent government reports indicated brisk U.S. employment growth for the first quarter of 1997, and a decline in the unemployment rate to roughly 5.30%, the lowest rate in years. In addition, this job growth has been accompanied by strong retail sales and upbeat consumer confidence surveys. Given the current favorable economic data, we anticipate first quarter 1997
GDP to grow at an annual rate of
4% to 4.25%.

However, despite this apparent economic expansion, inflationary pressures have remained relatively benign. In our opinion, declining health care costs, deregulation in certain industries, and increased global competition have helped to keep inflation in check.
Nevertheless, Federal Reserve Board ("Fed") Chairman Alan Greenspan has continued to voice concerns about higher inflation that could result from an overheated U.S. economy. In response to this steady stream of positive economic reports, the Fed raised the federal funds rate by 25 basis points, or 0.25%, to 5.50% in March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) This increase in short-term interest rates is the first Fed action since January 1996. Although this move was widely expected by many investors, it remains to be seen whether this is a one-time action, or the first in a series of preemptive moves by the Fed to ward off inflationary pressures.


California Economic Highlights

The California economy continues to expand at a vigorous pace and is currently at a six-year economic high. In fact, California exceeds national averages for job creation, personal income growth, and higher labor productivity. The state's recent expansion has been fueled mostly by strong growth in the high technology, computer software, and motion picture industries. Moreover, the Golden State has successfully diversified its growing job market to become less reliant on the declining defense and aerospace industries. This increased economic growth has in turned increased tax revenues and has helped to reduce the state's budget deficit.

Yet, despite California's recent economic successes, a number of challenges remain. For example, although the state unemployment rate continues to drop, the California jobless rate still exceeds national levels. In addition, increased spending pressures for services in areas such as education, corrections, health, and other entitlement programs has made it somewhat more difficult for the state to accumulate substantial reserves. At the present time, we view California state general obligation credit as stable to improving. In light of its improving economic trends and more broadly diversified economy, we remain guardedly optimistic about California's future economic prospects.


Investment Strategy

The Portfolio seeks to provide investors with income exempt from federal income tax by investing in a portfolio of high quality, short-term municipal obligations selected for liquidity and stability of principal. During the reporting period, we have slightly shortened the Portfolio's average weighted maturity to approximately 40 to 45 days to reflect our more neutral stance on the market. In addition, we positioned the Portfolio to take into account seasonal tax redemptions and possible further Fed tightenings of monetary policy.


In closing, thank you for investing in the Smith Barney Muni
Funds   California Money Market
Portfolio. We look forward to continuing to help you achieve your financial goals.

Sincerely,

Heath B. McLendon
Chairman

Joseph Benevento
Vice President

April 21, 1997
 Schedule of Investments March 31, 1997Schedule of Investments (continued)March 31, 1997See
Notes to Financial Statements.
FACE
AMOUNT    RATING    SECURITY  VALUE
$13,000,000    A-1+ ABAG Finance Authority for Nonprofit
Corporations Series 1996 3.30% (b)
     $13,000,000
9,455,000 A-1+ Alameda Contra Costa California Schools
Financing Authority Project   B
3.30% (b) 9,455,000
4,000,000 A-1+ Anaheim Housing Authority Multi-Family
Housing Revenue (Park Vista
Apartments-A) 3.35% (a)(b)    4,000,000
          California Alternative Energy Source Finance
Authority, Cogeneration Revenue
Refunding Arroyo Energy:
17,230,000     A-1+     Series A 3.25% (a)(b)     17,230,000
7,400,000 A-1+     Series B 3.25% (a)(b)     7,400,000
          California Alternative Energy:
4,800,000 VMIG 1*     Hydroelectric Rock Creek Limited
Series 86   3.55% (a)(b) 4,800,000
8,900,000 A-1    Modesto Energy Project Series 85A 3.40%(b)
8,900,000
          California School Cash Reserve Program Authority:
22,000,000     SP-1+       Pool Series A 4.75% due 7/2/97
22,054,628
14,000,000     SP-1+       Pool Series B 4.50% due 12/19/97
14,087,280
2,000,000 A+   Californa State GO 11.00% due 3/1/98
2,131,772
          California State GO TECP Notes:
5,000,000 A-1    3.30% due 4/8/97  5,000,000
4,400,000 A-1    3.65% due 4/8/97  4,400,000
11,000,000     A-1    3.45% due 4/9/97  11,000,000
20,000,000     A-1    3.50% due 5/2/97  20,000,000
11,000,000     A-1    3.35% due 5/9/97  11,000,000
11,000,000     A-1    3.40% due 5/21/97 11,000,000
6,700,000 A-1    3.40% due 6/6/97  6,700,000
          California Housing Finance Agency Revenue PART:
14,845,000     VMIG 1*     Series PA-58 3.45% (b) 14,845,000
12,120,000     VMIG 1*     Series PA-40A 3.60% (a)(b)
12,120,000
3,695,000 VMIG 1*     Series PA-112-A MBIA-Insured 3.60%
(a)(b)  3,695,000
11,290,000     A-1+   Series PT-76 MBIA-Insured 3.45% (b)
11,290,000
14,500,000     A-1+ California Housing Finance Authority
Single-Family Mortgage Series B 3.70%
due 4/1/98 (a) 14,500,000
          California Health Facility Financing Authority
Revenue:
            Catholic Healthcare MBIA-Insured:
5,000,000 A-1+     Series 88B 3.45% (b) 5,000,000
7,000,000 A-1+     Series B 3.20% (b)   7,000,000
8,700,000 A-1+     Series D 3.20% (b)   8,700,000
3,750,000 A-1+   Childrens Hospital 1991 MBIA-Insured 3.20%
(b)  3,750,000
1,600,000 VMIG 1*     Granada Hills Community Hospital
Series C 3.45% (b)  1,600,000
1,200,000 A-1+   St. Joseph Series A 3.50% (b)    1,200,000
4,200,000 A-1+   Sutter Children Series B AMBAC-Insured
3.20% (b)     4,200,000
1,000,000 A-1+   Sutter Health Series B 3.20% (b) 1,000,000
          California Pollution Control Financial Authority:
(Pacific Gas & Electric Series-96D)TECP:
6,500,000 A-1+     3.25% due 4/8/97     6,500,000
$10,000,000    A-1+     PCR 3.35% due 5/16/97
$10,000,000
11,000,000     A-1+     Series-88 3.40% due 4/14/97
11,000,000
          California Pollution Control Financial Authority
PCR:
100,000   A-1         Burney Forest Project Series-88A 3.40%
(b) 100,000
            Pacific Gas & Electric:

15,000,000     A-1+     Series A 3.35% (a)(b)     15,000,000
36,000,000     A-1+     Series B 3.35% (a)(b)     36,000,000
2,400,000 A-1+     Series C 3.55% (b)   2,400,000
4,300,000 A-1+     Series F 3.40% (b)   4,300,000
            Resource Recovery:
4,250,000 VMIG 1*       Sangier Project Series-90A 3.30%
(a)(b)  4,250,000
              Wadham Energy Project:
6,605,000 A-2        Series A 3.45% (a)(b)   6,605,000
9,300,000 A-2        Series B 3.45% (a)(b)   9,300,000
7,000,000 A-1+   Sierra Pacific Project Series-93 3.35% (b)
7,000,000
            Southdown Inc. Project:
4,900,000 A-1+     Series-83 3.25% (b)  4,900,000
1,100,000 A-1+     Series B 3.25% (b)   1,100,000
            Southern California Edison Series-85D TECP:
4,100,000 A-1+     3.00% due 4/21/97    4,100,000
6,150,000 A-1+     3.40% due 5/20/97    6,150,000
          California Pollution Control Finance Authority Solid Waste Disposal Revenue:
              Colmac Energy Project:
17,900,000     A-1+       Series-90A 3.30% (a)(b) 17,900,000
2,925,000 A-1+       Series-90C 3.30% (a)(b) 2,925,000
5,000,000 A-1+     Shell Martinez Refining Series B 3.30%
(a)(b) 5,000,000
8,675,000 A-1+     Sierra Pacific Project 3.45% (a)(b)
8,675,000
20,000,000     VMIG 1*   California Public Capital
Improvement Financing Authority Series C
3.55% due 6/16/97 (c)    20,000,000
45,820,000     SP-1+     California State RAN Series A 4.50%
due 6/30/97   45,906,641
2,300,000 A-1+ California State RAN Series C-5 3.40% (b)
2,300,000
6,255,000 A-1+ California State Series 95 SGA 7 PART FSA-Insured 3.40% (b) 6,255,000
6,235,000 A-1+ California State SG84 PART FSA-Insured 3.50%
(b)  6,235,000
20,000,000     SP-1+     California State RAN Series C-4
3.45% (b)    20,000,000
10,000,000     SP-1+     California Statewide Community
Development Authority Revenue Series A 4.75%
due 6/30/97    10,017,777
          California Statewide Community Development
Corporation Revenue:
2,185,000 A-1+     Amern Zettler 3.40% (a)(b)     2,185,000
2,560,000 A-1+     Charles & Loralie Harris 3.40% (a)(b)
2,560,000
2,560,000 NR|P          Pacific Bearing Company 3.55% (a)(b)
2,560,000
3,200,000 NR|P          Supreme Truck 3.55% (a)(b)
3,200,000
          California Statewide Community Development
Authority Revenue Partnership:
25,900,000     SP-1+         Kaiser Permanente 3.35% (b)
25,900,000
1,900,000 A-1+     Saint Joseph Health System Group 3.20%
(b)    1,900,000
          California Statewide Community Development
Authority Apartment Development
Revenue:
$13,000,000    A-1+     Subseries A-4 3.30% (b)
$13,000,000
7,000,000 A-1+     Subseries A-7 3.35% (a)(b)     7,000,000
48,300,000     A-1+ California Statewide Community
Development Authority Memorial Health
Services 3.40% (b)  48,300,000
15,000,000     A-1+ California Statewide Community
Development Authority Multi-Family Revenue
(Canyon Creek Apartments) 3.30% (b)     15,000,000
10,000,000     A-1+ California State Economic Development
Finance Authority Revenue Buck Center
for Aging 3.40% (b) 10,000,000
          California University Regents Series A TECP:
10,000,000     A-1+   3.40% due 5/27/97 10,000,000
5,000,000 A-1+   3.40% due 5/28/97 5,000,000
13,000,000     A-1+   3.35% due 5/30/97 13,000,000
1,300,000 SP-1+     Chowchilla Union High School District
Transportation 4.25% due 6/30/97
     1,301,544
17,200,000     A-1  Chula Vista IDR (San Diego Gas &
Electric Co.) 3.45% (a)(b) 17,200,000
2,180,000 SP-1+     Chula Vista Industrial Development
Authority Industrial Revenue
(Sutherland/Palumbo Project) 3.60% (a)(b)    2,180,000
          Clipper California Tax-Exempt:
20,730,000     VMIG 1*     Series 96-1 PART 3.46% (b)
20,730,000
6,890,000 VMIG 1*     Series 96-6B PART 3.56% (a)(b)
6,890,000
9,900,000 VMIG 1*     Series 96-7A GNMA PART 3.46% (a)(b)
9,900,000
14,260,000     A-1+   Series 96G IBM PART 3.55% (b)
14,260,000
2,100,000 A-1+ Concord Multi-Family Mortgage Revenue (Crossroads Apartments) Series 88B
3.20% (b) 2,100,000
2,300,000 MIG 1*    Contra Costa California Community
College District TRAN 4.50% due
6/30/97   2,303,821
4,500,000 A-1 Contra Costa County Multi-Family Housing Revenue Refunding (Del Norte
Apartments) Series-94A 3.50% (a)(b)     4,500,000
13,700,000     SP-1+     Contra Costa County TRAN 4.50% due
7/3/97    13,724,194
11,300,000     A-1+ Contra Costa County Water District TECP
Series A 3.375% due 5/28/97
     11,300,000
          East Bay California Municipal Utility District
TECP:
3,000,000 A-1+   3.40% due 5/27/97 3,000,000
31,650,000     A-1+   3.40% due 5/28/97 31,650,000
6,600,000 A-1+ Eagle Tax-Exempt California Housing Finance Authority PART 3.50% due 5/1/97
(c)  6,600,000
8,200,000 A-1+ Eagle Tax-Exempt California Department of
Water PART 3.46% (b)   8,200,000

2,000,000 A-1+ Fairfield IDA (R. Dakin & Company Project)
3.25% (b)   2,000,000
15,000,000     SP-1+     Fresno County TRAN 4.75% due
9/29/97    15,084,262
5,200,000 A-1 Fresno County Multi-Family Housing Revenue (Heron Pointe Apartments Series
A) 3.25% (b)   5,200,000
$2,900,000     A-1  Hayward Housing Authority Multi-Family
Revenue Refunding Mortgage (Huntwood
Terrace Apartments) Series-93A 3.40% (b)     $2,900,000
11,300,000     VMIG 1*   Irvine Public Facility &
Infrastructure Authority Lease Revenue (City
Hall Series-85) 3.30% (b)     11,300,000
1,100,000 A-1+ Irvine Ranch Water District Series A 3.50%
(b)    1,100,000
3,250,000 A-1  Kings County Housing Multi-Family (Edgewater
Isle) 3.25% (b)     3,250,000
8,000,000 A-1+ Lodi IDA (Dart Container) 4.68% (b)
8,000,000
8,400,000 A-1+ Long Beach Health Facility Revenue (Memorial Health Services) Series 1991
3.30% (b) 8,400,000
5,711,000 A-1 Los Angeles County Metropolitan Transportation Authority 3.45% due 8/7/97
TECP 5,711,000
20,000,000     A-1+ Los Angeles County Metropolitan
Transportation Authority Sales Tax Revenue
SG-55 PART MBIA-Insured 3.45% (b)  20,000,000
8,750,000 A-1+ Los Angeles County Sanitation District Finance Authority Revenue 93A PART
3.45% (b) 8,750,000
23,000,000     SP-1+     Los Angeles County TRAN Series A
4.50% due 6/30/97     23,048,847
13,100,000     A-1  Los Angeles County Housing Authority
Multi-Family Housing Revenue Diamond
Apartments Project Series A 3.35% (a)(b)     13,100,000
4,000,000 A-1+ Los Angeles County TRAN PART MBIA-Insured
3.50% (b)    4,000,000
4,200,000 A-1+ Los Angeles Department of Water & Power TECP
3.35% due 5/13/97   4,200,000
          Los Angeles Department of Water & Power Electric
PART:
4,075,000 A-1+     SGA-4 FGIC-Insured 3.40% (b)   4,075,000
4,005,000 A-1+     SGA-6 MBIA-Insured 3.40% (b)   4,005,000
3,500,000 A-1+ Los Angeles Department of Water & Power Electric Plant Revenue PA-141 MBIA-
Insured PART 3.45% (b)   3,500,000
8,765,000 A-1+ Los Angeles Department of Water & Power Waterworks Revenue PART SG-20 FGIC-
Insured 3.45% (b)   8,765,000
10,000,000     A-1+ Los Angeles Harbor Department
Certificate Series B TECP 3.40% due 5/14/97
(a)  10,000,000
29,100,000     A-1+ Los Angeles Multi-Family Housing Revenue
Series-85K (b)     29,100,000
2,000,000 A-1+ Los Angeles Ontario Department Apartment Revenue SG-61 PART FGIC-Insured
3.50% (a)(b)   2,000,000
9,000,000 SP-1+     Los Angeles USD TRAN 4.50% due 6/30/97
9,014,954
6,000,000 A-1+ Los Angeles Wastewater Revenue Notes TECP
3.40% due 5/27/97   6,000,000
2,500,000 AAA  Los Angeles Wastewater System Revenue
(Pre-Refunded   Escrowed with U.S. Government Securities to
11/1/97 Call @ 102) 8.125% due
11/1/17   2,615,731

$35,000,000    A-1  Los Angeles Wastewater TECP 3.35% due
5/29/97     $35,000,000
7,000,000 A-1+ Marysville Joint USD TRAN 4.25% due 10/31/97
7,018,872
14,620,000     A-1+ Metropolitian Water District Of Southern
California Waterworks Revenue PART
Series SGS-14
MBIA-Insured 3.40% (b)   14,620,000
2,500,000 SP-1+     Milpitas USD TRAN 4.50% due 7/1/97
2,504,081
14,000,000     A-1+ Modesto Irrigation District Finance
Authority PART Revenue MBIA-Insured SG-
66 3.45% (b)   14,000,000
10,000,000     A-1  Modesto Irrigation District 96 COP TECP
3.35% due 5/19/97   10,000,000
          Modesto Multi-Family Housing Revenue:
5,075,000 A-1+   Live Oak Apartments Series-94 3.30% (a)(b)
5,075,000
5,800,000 VMIG 1*     Shadowbrook Series A 3.35% (b)
5,800,000
4,000,000 SP-1+     Moorpark USD TRAN 4.50% due 7/1/97
4,006,530
6,080,000 SP-1+     Morgan Hill USD 4.50% due 6/30/97
6,087,201
18,500,000     SP-1+     Mountain Diablo USD TRAN 4.50% due
10/16/97  18,569,537
13,500,000     A-1+ Mountain View Multi-Family Housing
Revenue (Villa Mariposa Project) FGIC-
Insured 3.20% (b)   13,500,000
7,000,000 A-1+ MSR Public Power Agency San Juan Project Series E MBIA-Insured 3.25% (b)
     7,000,000
3,000,000 SP-1+     North Monterey County USD TRAN 4.50% due
6/30/97  3,003,553
700,000   A-1+ Oakland Revenue (Childrens Hospital Medical
Center) Series 1994B 3.25%(b)
     700,000
8,500,000 SP-1+     Oakland TRAN 4.75% due 6/30/97
8,524,057
2,000,000 AAA  Orange County Recovery COP Series A MBIA-
Insured 4.25% due 7/1/97     2,000,711

3,000,000 A-1+ Orange County Sanitation District Series 90-
92C
FGIC-Insured 3.45% (b)   3,000,000
          Orange County Apartment Development Revenue:
2,700,000 A-1    The Lakes Project Series A 3.30%(b)
2,700,000
1,700,000 A-1+   Wood Canyon Villas 3.30%(a)(b)   1,700,000
5,800,000 VMIG 1*   Pasadena COP (Rose Bowl Improvement
Project)
3.20% (b) 5,800,000
7,860,000 A-1+ Pleasanton Multi-Family Mortgage Revenue
(Valley Plaza) 3.20% (b)     7,860,000

3,000,000 SP-1+     Puerto Rico Commonwealth TRAN Series A
4.00% due 7/30/97   3,005,541
          Puerto Rico GDB TECP:
4,700,000 A-1+   3.45% due 5/12/97 4,700,000
20,000,000     A-1+   3.40% due 5/22/97 20,000,000
5,000,000 SP-1+     Redlands USD TRAN 4.50% due 6/30/97
5,008,073
1,000,000 A-1+ Regents of University of California TECP
3.20% due 5/13/97   1,000,000
3,000,000 SP-1+     Rim World USD TRAN 4.50% due 6/30/97
3,004,844
3,740,000 A-1+ Riverside County Housing Authority Multi-Family Mortgage Revenue (Woodcreek
Village) Series 85D 3.20% (b) 3,740,000
$7,840,000     A-1+ Sacramento City Financing Authority
Lease Revenue PART Series AMBAC-Insured
3.45% (b) $7,840,000
20,000,000     SP-1+     Sacramento County School District
TAN Series 96 4.00% due 12/10/97
     20,070,896
9,400,000 A-1+ Sacramento Municipal Utility District
Electric Revenue PART Series SGA-5
FSA-Insured 3.40% (b)    9,400,000
          Sacramento Municipal Utility District of
California:
3,160,000 A-1+   Series 1 3.30% due 4/14/97  3,160,000
10,279,000     A-1+   TECP 3.35% due 5/22/97      10,279,000
10,000,000     SP-1+     Sacramento TRAN 4.50% due 9/30/97
10,033,993
2,275,000 SP-1 Salinas Unified High School District TRAN
4.50%
due 10/2/97    2,280,734
4,108,000 A-1+ San Diego Housing Authority Multi-Family Housing Revenue Refunding (Carmen
Del Mar Apartments-A) 3.30% (b)    4,108,000
4,400,000 A-1+ San Diego Multi-Family Housing Revenue Flores-
A-RMK 3.35% (b)    4,400,000

3,000,000 A-1+ San Diego Sewer Revenue PART SG-14 AMBAC-
Insured 3.45% (b)  3,000,000
3,000,000 NR|P      San Dimas Redevelopment Agency (San
Dimas Community Center) 3.45% (b)
     3,000,000
8,500,000 A-1  San Francisco (City & County of)
Redevelopment Agency Multi-Family Housing
(Fillmore Center) 92A-1 3.25% (b)  8,500,000
3,300,000 A-1+ San Jose Multi-Family Housing Revenue
(Fairway Glen) Series A 3.20% FGIC-
Insured (b)    3,300,000
3,000,000 VMIG 1*   San Jose Multi-Family Housing Revenue
Bonds (Almaden Lake) 3.30%
(a)(b)    3,000,000
6,690,000 A-1+ San Jose   Santa Clara Water Financing
Authority Sewer Revenue SG-49 PART
FGIC-Insured 3.45% (b)   6,690,000
10,720,000     SP-1+     Santa Clara County TRAN 4.50% due
8/1/97     10,750,516
3,000,000 A-1  Santa Clara County Financing Authority Lease
Revenue (VMC Facility
Replacement Project) Series B 3.35% (b) 3,000,000
8,315,000 A-1+ Santa Cruz County Public Financing Authority
Revenue PART SG-23 MBIA-
Insured 3.45% (b)   8,315,000
3,360,000 VMIG 1*   Southern California Public Power
Transmission Project Revenue PART
MBIA-Insured 3.45% (b)   3,360,000
8,500,000 SP-1+     Sutter County Office of Education TRAN
4.50%
due 10/22/97   8,532,495
6,000,000 SP-1+     Ventura County Community College
District 4.25%
due 6/30/97    6,007,557
3,395,000 VMIG 1*   West Covina Redevelopment Agency Lease
Revenue Refunding (The Lake
Public Parking Project) 3.20% (b)  3,395,000
$1,000,000     A-2  Windsor Multi-Family Housing Revenue
(Oakmont At Windsor) 3.70% (a)(b)  $1,000,000
          TOTAL INVESTMENTS   100%
          (Cost   $1,427,893,642**)     $1,427,893,642
  (a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(c) Variable rate obligation payable at par on demand on the date indicated.

|P   Security has not been rated by either Moody's Investors
Service or Standard & Poor's.
However, the Board of Directors has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.

**Aggregate cost for Federal income tax purposes is substantially the same.
See page 11 for definition of ratings and certain security descriptions.
  Bond Ratings

AAA       Bonds rated "AAA" have the highest rating assigned
by Standard & Poor's. Capacity
to pay interest and repay principal is extremely strong.

Short-Term Securities Ratings
SP-1      Standard & Poor's highest rating indicating very
strong or strong capacity to pay
principal and interest; those issues determined to possess
overwhelming safety
characteristics are denoted with a plus (+) sign.
A-1       Standard & Poor's highest commercial paper and
variable-rate demand obligation
(VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2       Standard & Poor's second highest commercial paper
and VRDO rating indicating that
the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)
sign.
VMIG 1         Moody's highest rating for issues having a
demand feature   VRDO.
NR        Indicates that the bond is not rated by Standard &
Poor's or Moody's.  Security
Descriptions
ABAG      Association of Bay Area
  Governments
AIG       American International Guaranty

AMBAC          American Municipal Bond
  Assurance Corporation
BAN       Bond Anticipation Notes
BIG       Bond Investors Guaranty
CGIC      Capital Guaranty Insurance
  Company
CHFCLI         California Health Facility
  Construction Loan Insurance
CONNIE LEE          College Construction Loan
  Insurance Association
COP       Certificate of Participation
EDA       Economic Development
  Authority
ETM       Escrowed To Maturity
FGIC      Financial Guaranty Insurance
  Company
FHA       Federal Housing
  Administration
FHLMC          Federal Home Loan Mortgage
  Corporation
FLAIRS         Floating Adjustable Interest
  Rate Securities
FNMA      Federal National Mortgage
  Association
FRTC      Floating Rate Trust Certificates
FSA       Federal Savings Association
GIC       Guaranteed Investment Contract
GNMA      Government National
  Mortgage Association
GO        General Obligation
HDC       Housing Development
  Corporation
HFA       Housing Finance Authority
IDA       Industrial Development
  Authority
IDB       Industrial Development Board
IDR       Industrial Development
  Revenue
INFLOS         Inverse Floaters
LOC       Letter of Credit
MBIA      Municipal Bond Investors
  Assurance Corporation
MUD       Municipal Utilities District
MVRICS         Municipal Variable Rate
  Inverse Coupon Security
PART      Partnership Structure
PCR       Pollution Control Revenue
RAN       Revenue Anticipation Notes
RAW       Revenue Anticipation
  Warrants
RIBS      Residual Interest Bonds
RITES          Residual Interest Tax-Exempt
  Securities
SWAP      Swap Structure
TAN       Tax Anticipation Notes
TECP      Tax Exempt Commercial Paper
TOB       Tender Option Bond Structure
TRAN      Tax and Revenue Anticipation
  Notes
USD       Unified School District
VA        Veterans Administration
VRWE      Variable Rate Wednesday
  Demand
  Statement of Assets and Liabilities March 31, 1997
ASSETS:
  Investments, at amortized cost   $1,427,893,642
  Cash    83,155
  Interest receivable    12,580,428
  Total Assets 1,440,557,225
LIABILITIES:
  Payable for securities purchased 30,602,735
  Dividends payable 1,570,483
  Management fees payable     603,901
  Distribution fees payable   54,986
  Accrued expenses  172,834
  Total Liabilities 33,004,939
Total Net Assets    $1,407,552,286
NET ASSETS:
  Par value of shares of beneficial interest $1,407,832
  Capital paid in excess of par value   1,406,331,019
  Accumulated net realized loss from security transactions
(186,565)
Total Net Assets    $1,407,552,286
Shares Outstanding:
  Class A 1,400,427,070
  Class Y 7,404,962
Net Asset Value, per class    $1.00 See Notes to Financial
Statements.
Statement of OperationsFor the Year Ended March 31, 1997
INVESTMENT INCOME:
  Interest     $45,936,263
EXPENSES:
  Management fees (Note 4)    6,706,574
  Distribution fees (Note 4)  1,340,226
  Shareholder and system servicing fees 373,665
  Registration fees 241,985
  Custody 138,773
  Shareholder communications  133,225
  Audit and legal   31,025
  Trustees' fees    14,965
  Other   9,855
  Total Expenses    8,990,293
Net Investment Income    36,945,970
Net Realized Gain From Security Transactions 94,245
Increase in Net Assets From Operations  $37,040,215
  Statements of Changes in Net AssetsFor the Years Ended
March 31,
     1997 1996
OPERATIONS:
  Net investment income  $36,945,970    $36,916,118
  Net realized gain (loss)    94,245    (47,018)
  Increase in Net Assets From Operations     37,040,215
36,869,100
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income  (36,945,970)   (36,916,118)
  Decrease in Net Assets From
  Distributions to Shareholders    (36,945,970)
(36,916,118)
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares 5,459,002,289
5,101,071,082
  Net asset value of shares issued for reinvestment
  of dividends 36,681,668     35,790,180
  Cost of shares reacquired   (5,434,040,102)
(4,744,319,892)
  Increase in Net Assets From
  Fund Share Transactions     61,643,855     392,541,370
Increase in Net Assets   61,738,100     392,494,352
NET ASSETS:
  Beginning of year 1,345,814,186  953,319,834
  End of year  $1,407,552,286 $1,345,814,186



Notes to Financial StatementsNotes to Financial Statements
(continued)
  1. Significant Accounting Policies

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the
Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, National, Ohio, Pennsylvania, Limited Term and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates market value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets;
(g) the character of income and
gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $93,181 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (h) the Portfolio intends to comply with the applicable provisions of the Internal
Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


4. Management Agreement and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings
Inc. ("SBH"), acts as investment manager to the Fund. The
Portfolio pays SBMFM a management
fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion; and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.
Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class
A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and two Trustees of the Fund are employees of SB.


5. Capital Loss Carryforwards

At March 31, 1997, the Portfolio had, for Federal income tax purposes, $186,565 of unused loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryovers are indicated below.
Expiration occurs on March 31, of the year indicated:
     1999 2000 2001 2002 2003 2004
Carryforward Amounts     $54,568   $8,714    $82,684   $800
$1,435    $38,364


6. Shares of Beneficial Interest

At March 31, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:
     Year Ended
March 31, 1997*     Year Ended
March 31, 1996
Class A

Shares sold    5,431,750,939  5,101,071,082
Shares issued on reinvestment      36,658,302     35,790,180
Shares redeemed     (5,414,170,348)     (4,744,319,892)
Net Increase   54,238,893     392,541,370
Class Y
Shares sold    27,251,350
Shares issued on reinvestment 23,366
Shares redeemed     (19,869,754)
Net Increase   7,404,962

* For Class Y shares, transactions are for the period from July 19, 1996 (inception date) to
March 31, 1997.
  Financial HighlightsFor a share of each class of beneficial interest outstanding throughout each year:
Class A Shares
     1997 1996 1995 1994 1993
Net Asset Value, Beginning of Year $1.00     $1.00     $1.00
$1.00     $1.00
  Net investment income (1)   0.028     0.032     0.026
0.018     0.021
  Dividends from net investment income  (0.028)   (0.032)
(0.026)   (0.018)
     (0.021)
Net Asset Value, End of Year  $1.00     $1.00     $1.00
$1.00     $1.00
Total Return   2.79%     3.22%     2.66%     1.84%     2.05%
Net Assets, End of Year (millions) $1,400    $1,346    $953
$190 $160
Ratios to Average Net Assets:
  Expenses (1) 0.67%     0.64%     0.61%     0.64%     0.67%
  Net investment income  2.75 3.15 3.02 1.82 2.05
Class Y Shares 1997(2)

Net Asset Value, Beginning of Year      $1.00
  Net investment income  0.020
  Dividends from net investment income  (0.020)
Net Asset Value, End of Year  $1.00
Total Return|P      2.04%
Net Assets, End of Year (millions) $8
Ratios to Average Net Assets :
  Expenses     0.56%
  Net investment income  2.77

(1)  The manager waived all or part of its fees for the
years ended March 31, 1996 and March
31, 1995. If such fees were not waived, the effect on net
investment income and expense
ratios would have been as follows:
Per Share Decreases
to Net Investment IncomeExpense Ratios
Without Fee Waivers
     1996 1995 1996 1995
Class A
     $0.000*   $0.002    0.65%     0.63%

(2)  For the period July 19, 1996 (inception date) to March
31, 1997.

* Amount represents less than $0.001 per share.

|P Total return is not annualized, as the result may not be representative of the total return for the year.

  Annualized.

 Independent Auditors' ReportIndependent Auditors' Report
(continued)
To the Shareholders and Board of Trustees of the California Money Market Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the California Money Market Portfolio of Smith Barney Muni Funds as of
March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Money Market
Portfolio of Smith Barney Muni Funds as of March 31, 1997, the results of operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

New York, New York
May 9, 1997
Tax Information (unaudited)For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1997:

   100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


Smith Barney
Muni Funds

Smith Barney
A Member of Travelers Group



TRUSTEES

Jessica M. Bibliowicz

Joseph H. Fleiss

Donald R. Foley

Paul Hardin

Francis P.Martin, M.D.

Heath B. McLendon, CHAIRMAN

Roderick C. Rasmussen

John P. Toolan



C. Richard Youngdahl

EMERITUS



OFFICERS

Heath B. McLendon

CHIEF EXECUTIVE OFFICER



Jessica M. Bibliowicz

PRESIDENT



Lewis E. Daidone

SENIOR VICE PRESIDENT

AND TREASURER



Joseph Benevento

VICE PRESIDENT



Irving P. David

CONTROLLER



Christina T. Sydor

SECRETARY




INVESTMENT MANAGER

Smith Barney Mutual Funds

Management Inc.



DISTRIBUTOR

Smith Barney, Inc.



CUSTODIAN

PNC Bank, N.A.



SHAREHOLDER

SERVICING AGENT

First Data Investors Services

Group, Inc.

P.O. Box 9134

Boston, MA 02205-9134





This report is submitted for the general information of the shareholders of

Smith Barney Muni Funds - California Money Market Portfolio.
It is not

authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent

information.







SMITH BARNEY MUNI FUNDS

388 Greenwich Street

New York, New York 10013







FD2309 5/97


------------------------------------------------------------
--------------------
A N N U A L   R E P O R T
============================================================
====================

1997
1997
1997
1997
1997

Smith Barney
Muni Funds

Georgia Portfolio
Ohio Portfolio
Pennsylvania Portfolio
------------------------------------------

March 31, 1997

[LOGO]   SMITH BARNEY MUTUAL FUNDS
         Investing for your future.
         Every day.

------------------------------------------
Georgia, Ohio and Pennsylvania Portfolios
------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith
Barney Muni Funds -
Georgia, Ohio and Pennsylvania Portfolios for the year ended March 31, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by each
Portfolio during this time. A detailed summary of performance and current holdings for the various Portfolios can be found in the appropriate sections that follow.

Market and Economic Overview

The U.S. bond market experienced considerable volatility throughout the year ended March 31, 1997. In early 1996, a significant bond market sell-off was precipitated by a pick-up in inflationary fears that was caused by unexpected strength in the U.S. economy and concerns that the Federal
Reserve Board ("Fed")
would tighten rates in response. In retrospect, those concerns were unfounded because Fed monetary policy did not change throughout 1996.
In fact, as U.S.
economic growth moderated and concerns about Fed tightening eased, bond prices improved significantly.

After his now-infamous remarks regarding "irrational exuberance" in the stock market in December, Fed Chairman Alan Greenspan continued to warn investors about the possible re-emergence of higher inflation in the U.S. economy. In response to a steady stream of strong economic reports, the Fed raised the federal funds rate by 25 basis points, or 0.25% in late March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

Georgia Portfolio's Performance and Investment Strategy

For the year ended March 31, 1997, the Georgia Portfolio generated a total return of 5.95% for Class A shares which compares favorably with its Lipper
Analytical Services, Inc. peer group average of 4.89%.
(Lipper Analytical
Services, Inc. is a major fund tracking organization.)

During the reporting period, we maintained the Georgia
Portfolio's high
credit-quality, good call protection and broad sector diversification. In our view, this is a prudent investment strategy and should provide investors with a competitive stream of tax-exempt income while at the same time helping to enhance the Portfolio's long-term total return performance potential.

With respect to its credit quality, the Georgia Portfolio had roughly 92% of its assets invested in investment-grade securities. (An investment-grade security is a security with a rating of BBB/Baa or better from Standard
& Poor's Ratings

Services or Moody's Investors Service, Inc., two major credit and reporting agencies.) In addition, approximately 45% of the Portfolio had a triple-A rating, the highest credit rating.

As of March 31, 1997, the Georgia Portfolio's average weighted maturity was just over 19.5 years. The Portfolio's emphasis has been in the following diversified market segments: multi-family housing bonds (19.3%), escrowed-to-maturity bonds
(10.9%) and hospital bonds (10.2%) because in our opinion, these issues represent strong relative value.

Georgia Economic Highlights

As a result of Georgia's sound debt policies, conservative fiscal practices, strong economic growth in the past and development potential in the future, the state continues to enjoy a superior credit standing from the major credit rating agencies. In addition, Georgia's economy has become much more diversified in recent years and the state's economic growth was certainly enhanced by the 1996
Summer Olympic games.

In our opinion, Georgia manages its financial affairs well, and Atlanta remains a key regional center primarily because of its major airport and excellent trade and service facilities. Manufacturing, especially in nondurables, plays a major role and trade is more significant in Georgia than in the rest of the U.S.
Another indication of Georgia's recent economic success is a growing state population that has expanded at about twice the national rate. We therefore remain generally bullish on Georgia's future economic prospects.

Ohio Portfolio's Performance and Investment Strategy

For the year ended March 31, 1997, the Ohio Portfolio's Class A shares had a total return of 6.06%, which exceeded its Lipper peer group average of 5.05%.
With respect to the Ohio Portfolio's investment strategy, we have maintained a high-quality portfolio with more than 95% in investment-grade securities. (An investment-grade security is a security with a rating of BBB/Baa or better from
Standard & Poor's Ratings Services or Moody's Investors
Service, Inc.)

As of March 31, 1997, the Ohio Portfolio's average weighted maturity was approximately 20 years. The Ohio Portfolio focused on general obligation, hospital, and housing bonds because we believed they offered good value. In our opinion, the Ohio Portfolio's high-quality orientation should provide investors with a competitive stream of income while helping to keep its principal relatively stable.

Ohio Economic Highlights

Ohio continues to maintain its high credit ratings of AA/Aa from Standard &
Poor's Ratings Services and Moody's Investors Service, Inc.
However, the state
also continues to face challenges in transforming its economy from a heavy-industry emphasis to a more services-oriented one.

On the positive side, Ohio has had success in diversifying its industrial base by adding business services, high technology firms, and tourism to its traditional mix. Moreover, we expect that Ohio will continue to develop as a center of financial services and distribution activity. In addition, the steel industry, a former economic keystone, has recently shown signs of recovery.
Nevertheless, Ohio has struggled to attract and retain a skilled and educated labor supply as workers continue to migrate out of the state. In our estimation, this labor migration may limit future economic growth. While we expect that Ohio will continue to experience moderate growth in sales and exports, job growth in the state should remain relatively flat.

------------------------------------------------------------
--------------------
Special Shareholder Notice

On September 4, 1996, the Board of Trustees of Smith Barney Muni Funds approved a proposed reorganization of the Ohio Portfolio into the Fund's National
Portfolio. Under the terms of the proposed reorganization, each Ohio Portfolio shareholder would become a shareholder of the National Portfolio, receiving shares with a value equal to the value of the shareholder's investment in the
Ohio Portfolio. Please note that no sales charge will be imposed in this proposed transaction. In addition, it is anticipated that no gain or loss for
Federal income tax purposes would be recognized by shareholders as a result of this proposed reorganization.

In connection with the proposed reorganization of the Ohio
Portfolio, we will be
mailing proxy materials in anticipation of the shareholders
meeting tentatively
scheduled to take place August 8, 1997. We ask that you take the time to read
the proxy materials carefully. In that regard, we also ask
that you complete,
sign and return the Proxy card that will accompany the
materials as soon as
possible after you receive it.
------------------------------------------------------------
--------------------

Pennsylvania Portfolio's Performance
and Investment Strategy

For the year ended March 31, 1997, the Pennsylvania
Portfolio posted a total
return of 6.11% for Class A shares and outperformed its Lipper peer group average of 4.95%.

During the reporting period, the Pennsylvania Portfolio maintained its broad sector diversification, high-quality investment approach and good call protection. In addition, the Portfolio's average weighted maturity was approximately 21 years and the Portfolio's top three sectors as of March 31,
1997 are hospital issues (24.1%), industrial revenue development issues (11.6%), and transportation issues (7.4%).

Looking ahead, we plan to continue to emphasize high-quality issues that are broadly diversified by sector in the Pennsylvania Portfolio in order to provide investors with an attractive level of income while helping to enhance its long-term total return potential.

Pennsylvania Economic Highlights

We believe Pennsylvania's debt levels should not be especially burdensome given the state's fully adequate reserves. Moreover, although
Pennsylvania's economic
growth has been relatively slow, it has been steady. In fact, the state has recorded a budgetary general fund surplus since 1991-92 as its economy has become more diversified in recent years.

Pennsylvania's economy exhibits the characteristics of both the Northeast region and the Midwest region with the major cities of Philadelphia and Pittsburgh serving as anchors at each end of the state. While manufacturing industries continue to be a key contributor to state revenues, its overall importance has declined somewhat as diversification in the state's economy has become more widespread. In light of these positive economic trends, we believe
Pennsylvania's future economic prospects should remain bright.

National Outlook

The U.S. economy appears to be strengthening. Although some analysts estimate
U.S. economic growth at a 4% annual rate, we believe growth will most likely level off at around a 3.5% annual range. In our view, this higher domestic economic growth will undoubtedly put some pressure on interest rates. In fact, we have already seen recent yields on 30-year U.S. treasury bonds climb above the 7% mark. We expect that the benchmark 30 year bond is entering a new trading range of 7% to 7.25% and that should continue to exert upward pressure on municipal market yields. While a stronger U.S. economy could cause new wage pressures to rise, it is unclear whether these trends will result in a squeeze on corporate profits and cause prices to rise as well.

Thank you for investing in the Smith Barney Muni Funds -
Georgia, Ohio and
Pennsylvania Portfolios. We look forward to helping you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                       /s/ Peter M.
Coffey

Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President
                                            Georgia and
Pennsylvania Portfolios

/s/ Lawrence T. McDermott

Lawrence T. McDermott
Vice President
Ohio Portfolio

April 18, 1997

------------------------------------------------------------
--------------------
                               Georgia Portfolio
------------------------------------------------------------
--------------------
------------------------------------------------------------
--------------------
Historical Performance -- Class A Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.50     $12.48     $0.67
$0.08          5.95%
------------------------------------------------------------
--------------------
3/31/96              12.10      12.50      0.70
0.05          9.67
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.00      12.10      0.62
0.00          6.29+
============================================================
====================
Total                                    $ 1.99         $
0.13
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class B Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.50     $12.47     $0.61
$0.08          5.33%
------------------------------------------------------------
--------------------
3/31/96              12.11      12.50      0.65
0.05          9.08
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.27      12.11      0.49
0.00          2.88+
============================================================
====================
Total                                    $ 1.75         $
0.13
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class C Shares
------------------------------------------------------------
--------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income     Capital
Gain      Total
Year Ended           of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97              $12.49     $12.46     $0.60
$0.08          5.28%
------------------------------------------------------------
--------------------
3/31/96               12.09      12.49      0.64
0.05          9.12
------------------------------------------------------------
--------------------
Inception*- 3/31/95   12.06      12.09      0.56
0.00          5.11+
============================================================
====================
Total                                     $ 1.80        $
0.13
============================================================
====================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

------------------------------------------------------------
--------------------
                               Georgia Portfolio
------------------------------------------------------------
--------------------
------------------------------------------------------------
--------------------
Average Annual Total Return
------------------------------------------------------------
--------------------
                                             Without Sales
Charge(1)
                                    ------------------------
------------------
                                    Class A          Class B
Class C
============================================================
====================
Year Ended 3/31/97                   5.95%            5.33%
5.28%
------------------------------------------------------------
--------------------
Inception* through 3/31/97           7.32             6.17
6.57
============================================================
====================

                                               With Sales
Charge(2)
                                    ------------------------
------------------
                                    Class A          Class B
Class C
============================================================
====================
Year Ended 3/31/97                   1.72%            0.83%
4.28%
------------------------------------------------------------
--------------------
Inception* through 3/31/97           5.86             5.19
6.57
------------------------------------------------------------
--------------------

------------------------------------------------------------
--------------------
Cumulative Total Return
------------------------------------------------------------
--------------------
                                             Without Sales
Charge(1)
============================================================
====================
Class A (Inception* through 3/31/97)                 23.51%
------------------------------------------------------------
--------------------
Class B (Inception* through 3/31/97)                 18.20
------------------------------------------------------------
--------------------
Class C (Inception* through 3/31/97)                 20.75
============================================================
====================

(1) Assumes reinvestment of all dividends and capital gain
distributions, if
    any, at net asset value and does not reflect the
deduction of the applicable
    sales charges with respect to Class A shares or the
applicable contingent
    deferred sales charges ("CDSC") with respect to Class B
and C shares.
(2) Assumes reinvestment of all dividends and capital gain
distributions, if
    any, at net asset value. In addi tion, Class A shares
reflect the deduction
    of the maximum sales charge of 4.00% and Class B shares
reflect the de
    duction of a 4.50% CDSC, which applies if shares are
redeemed within one
    year from initial purchase. This CDSC declines by 0.50%
the first year after
    purchase and thereafter by 1.00% per year until no CDSC
is incurred. Class C
    shares reflect the deduction of a 1.00% CDSC, which
applies if shares are
    redeemed within the first year of purchase.
*   Inception dates for Class A, B and C shares are April 4,
1994, June 15, 1994
    and April 14, 1994, respectively.
+   Total return is not annualized, as it may not be
representative of the total
    return for the year.

------------------------------------------------------------
--------------------
Historical Performance (unaudited)
------------------------------------------------------------
--------------------
                 Growth of $10,000 Invested in Class A
Shares of
                the Georgia Portfolio vs. Lehman Long Bond
Index+
------------------------------------------------------------
--------------------
                            April 1994 -- March 1997

                                  [LINE GRAPH]

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1997. The Lehman
Long Bond Index is a
   broad based, total return index, composed of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities
(greater than twenty-two
   years) and are selected from issues larger than $50 million dated since
   January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the
   Portfolio's other classes may be greater or less than the Class A shares'
   performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

------------------------------------------------------------
--------------------
                                 Ohio Portfolio
------------------------------------------------------------
--------------------
------------------------------------------------------------
--------------------
Historical Performance -- Class A Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.20     $12.23     $0.67
$0.02          6.06%
------------------------------------------------------------
--------------------
3/31/96              11.97      12.20      0.67
0.00          7.65
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.00      11.97      0.48
0.00          4.04+
============================================================
====================
Total                                    $ 1.82
$0.02
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class B Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.18     $12.20     $0.62
$0.02          5.52%
------------------------------------------------------------
--------------------
3/31/96              11.96      12.18      0.62
0.00          7.10
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.02      11.96      0.43
0.00          3.31+
============================================================
====================
Total                                     $1.67
$0.02
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class C Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.19     $12.21     $0.61
$0.02          5.48%
------------------------------------------------------------
--------------------
3/31/96              11.96      12.19      0.61
0.00          7.14
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.02      11.96      0.43
0.00          3.28+
============================================================
====================
Total                                     $1.65
$0.02
============================================================
====================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

------------------------------------------------------------
--------------------
                                 Ohio Portfolio
------------------------------------------------------------
--------------------
------------------------------------------------------------
--------------------
Average Annual Total Return
------------------------------------------------------------
--------------------
                                             Without Sales
Charge(1)
                                    ------------------------
------------------
                                    Class A          Class B
Class C
============================================================
====================
Year Ended 3/31/97                   6.06%            5.52%
5.48%
------------------------------------------------------------
--------------------
Inception* through 3/31/97           6.34             5.69
5.68
============================================================
====================
                                                With Sales
Charge(2)
                                    ------------------------
------------------
                                    Class A          Class B
Class C
============================================================
====================
Year Ended 3/31/97                   1.81%            1.02%
4.48%
------------------------------------------------------------
--------------------
Inception* through 3/31/97           4.80             4.71
5.68
============================================================
====================

------------------------------------------------------------
--------------------
Cumulative Total Return
------------------------------------------------------------
--------------------
                                             Without Sales
Charge(1)
============================================================
====================
Class A (Inception* through 3/31/97)                 18.78%
------------------------------------------------------------
--------------------
Class B (Inception* through 3/31/97)                 16.75
------------------------------------------------------------
--------------------
Class C (Inception* through 3/31/97)                 16.72
============================================================
====================

(1) Assumes reinvestment of all dividends and capital gain
distributions, if
    any, at net asset value and does not reflect the
deduction of the applicable
    sales charges with respect to Class A shares or the
applicable contingent
    deferred sales charges ("CDSC") with respect to Class B
and C shares.
(2) Assumes reinvestment of all dividends and capital gain
distributions, if
    any, at net asset value. In addi tion, Class A shares
reflect the deduction
    of the maximum sales charge of 4.00% and Class B shares
reflect the de
    duction of a 4.50% CDSC, which applies if shares are
redeemed within one
    year from initial purchase. This CDSC declines by 0.50%
the first year after
    purchase and thereafter by 1.00% per year until no CDSC
is incurred. Class C
    shares reflect the deduction of a 1.00% CDSC, which
applies if shares are
    redeemed within the first year of purchase.
*   Inception dates for Class A, B and C shares are June 13,
1994, June 14, 1994
    and June 14, 1994, respectively.
+   Total return is not annualized, as it may not be
representative of the total
    return for the year.

------------------------------------------------------------
--------------------
Historical Performance (unaudited)
------------------------------------------------------------
--------------------
                 Growth of $10,000 Invested in Class A
Shares of
                 the Ohio Portfolio vs. Lehman Long Bond
Index+
------------------------------------------------------------
--------------------
                             June 1994 -- March 1997

                                  [LINE GRAPH]

+   Hypothetical illustration of $10,000 invested in Class A
shares at inception
    on June 13, 1994, assuming deduction of the maximum
4.00% sales charge at
    the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1997. The
Lehman Long Bond Index
    is a broad based, total return index, composed of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty-two years) and are selected from issues larger than $50 million dated since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the
    Portfolio's other classes may be greater or less than the Class A shares'
    performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

------------------------------------------------------------
--------------------
                             Pennsylvania Portfolio
------------------------------------------------------------
--------------------
------------------------------------------------------------
--------------------
Historical Performance -- Class A Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.62     $12.66     $0.71
$0.00          6.11%
------------------------------------------------------------
--------------------
3/31/96              12.40      12.62      0.72
0.05          8.08
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.00      12.40      0.62
0.00          8.82+
============================================================
====================
Total                                     $2.05
$0.05
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class B Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.61     $12.64     $0.65
$0.00          5.56%
------------------------------------------------------------
--------------------
3/31/96              12.39      12.61      0.66
0.05          7.61
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.35      12.39      0.48
0.00          4.48+
============================================================
====================
Total                                     $1.79
$0.05
============================================================
====================

------------------------------------------------------------
--------------------
Historical Performance -- Class C Shares
------------------------------------------------------------
--------------------
                    Net Asset Value
                   ------------------
                   Beginning   End of    Income      Capital
Gain      Total
Year Ended          of Year     Year    Dividends
Distributions    Returns(1)
============================================================
====================
3/31/97             $12.61     $12.64     $0.65
$0.00          5.51%
------------------------------------------------------------
--------------------
3/31/96              12.39      12.61      0.66
0.05          7.56
------------------------------------------------------------
--------------------
Inception*-3/31/95   12.00      12.39      0.56
0.00          8.14+
============================================================
====================
Total                                     $1.87
$0.05
============================================================
====================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

------------------------------------------------------------
--------------------
                             Pennsylvania Portfolio
------------------------------------------------------------
--------------------
------------------------------------------------------------
--------------------
Average Annual Total Return
------------------------------------------------------------
--------------------
                                             Without Sales
Charge(1)
                                    ------------------------
------------------
                                    Class A          Class B
Class C
============================================================
====================
Year Ended 3/31/97                   6.11%            5.56%
5.51%
------------------------------------------------------------
--------------------
Inception* through 3/31/97           7.68             6.32
7.09
============================================================
====================
                                                With Sales
Charge(2)
                                    ------------------------
------------------
                                    Class A          Class B
Class C
============================================================
====================
Year Ended 3/31/97                   1.84%            1.06%
4.51%
------------------------------------------------------------
--------------------
Inception* through 3/31/97           6.23             5.35
7.09
============================================================
====================

------------------------------------------------------------
--------------------
Cumulative Total Return
------------------------------------------------------------
--------------------
                                             Without Sales
Charge(1)
============================================================
====================
Class A (Inception* through 3/31/97)                 24.80%
------------------------------------------------------------
--------------------
Class B (Inception* through 3/31/97)                 18.68
------------------------------------------------------------
--------------------
Class C (Inception* through 3/31/97)                 22.72
============================================================
====================

(1) Assumes reinvestment of all dividends and capital gain
distributions, if
    any, at net asset value and does not reflect the
deduction of the applicable
    sales charges with respect to Class A shares or the
applicable contingent
    deferred sales charges ("CDSC") with respect to Class B
and C shares.
(2) Assumes reinvestment of all dividends and capital gain
distribu tions, if
    any, at net asset value. In addition, Class A shares
reflect the deduction
    of the maximum sales charge of 4.00% and Class B shares
reflect the de
    duction of a 4.50% CDSC, which applies if shares are
redeemed within one
    year from initial purchase. This CDSC declines by 0.50%
the first year after
    purchase and thereafter by 1.00% per year until no CDSC
is incurred. Class C
    shares reflect the deduction of a 1.00% CDSC, which
applies if shares are
    redeemed within the first year of purchase.
*   Inception dates for Class A, B and C shares are April 4,
1994, June 20, 1994
    and April 5, 1994, respectively.
+   Total return is not annualized, as it may not be
representative of the total
    return for the year.

------------------------------------------------------------
--------------------
Historical Performance (unaudited)
------------------------------------------------------------
--------------------
                 Growth of $10,000 Invested in Class A
Shares of
             the Pennsylvania Portfolio vs. Lehman Long Bond
Index+
------------------------------------------------------------
--------------------
                            April 1994 -- March 1997

                                  [LINE GRAPH]

+   Hypothetical illustration of $10,000 invested in Class A
shares at inception
    on April 4, 1994, assuming deduction of the maximum
4.00% sales charge at
    the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1997. The
Lehman Long Bond Index
    is a broad based, total return index, composed of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty-two years) and are selected from issues larger than $50 million dated since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the
    Portfolio's other classes may be greater or less than the Class A shares'
    performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

------------------------------------------------------------
--------------------
Schedules of Investments
March 31, 1997
------------------------------------------------------------
--------------------

                                GEORGIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Escrowed to Maturity (a) -- 10.9%
 $  280,000    AAA    Cobb County Kennestone Hospital
Authority Revenue,
                        MBIA-Insured, 10.250% due 2/1/02
$  309,400
  1,875,000    Aaa*   Colquitt County Development Authority
Revenue,
                        Sub-Series C, zero coupon due
12/1/21                              349,219
    485,000    AAA    Puerto Rico Commonwealth Aqueduct &
Sewer
                        Authority Revenue, 10.250% due
7/1/09(b)                           659,600
     25,000    Aaa*   Richmond County Development Authority,
Sub-Series C,
                        zero coupon due 12/1/21
4,656
    185,000    Aaa*   Richmond County Water and Sewer
Revenue,
                        9.875% due 4/1/02
209,744
  1,500,000    Aaa*   Savannah Economic Development
Authority,
                        zero coupon due 12/1/21
279,375
    300,000    AAA    Tri City Hospital Authority Hospital
Revenue,
                        FGIC-Insured, 10.250% due 7/1/06(b)
407,250
  2,000,000    Aaa*   Washington GA Wilkes Payroll
Development
                        Authority Revenue, zero coupon due
12/1/21                         372,500
------------------------------------------------------------
---------------------------------------

2,591,744
------------------------------------------------------------
---------------------------------------
General Obligation -- 1.0%
    220,000    Aaa*   Georgia State GO, Series B, 6.800% due
3/1/11                        249,700
------------------------------------------------------------
---------------------------------------
Hospitals -- 10.2%
  1,000,000    AAA    Dalton Development Authority Revenue,
                        Hamilton Health Care Systems,
                        MBIA-Insured, 5.250% due 8/15/26
916,250
    500,000    A++    Fulco County Hospital Authority
Revenue Anticipation
                        Certificates, Georgia Baptist
Healthcare, Series A,
                        6.250% due 9/1/13
495,625
    500,000    BBB    Puerto Rico Industrial Tourist
Educational,
                        Medical & Environmental Control
Facility
                        Finance Authority, (Ryder Memorial
Hospital Project),
                        Series A, 6.700% due 5/1/24
506,250
    500,000    BBB+   Savannah Hospital Authority, Candler
Hospital,
                        7.000% due 1/1/11(b)
516,250
------------------------------------------------------------
---------------------------------------

2,434,375
------------------------------------------------------------
---------------------------------------
Housing: Multi-Family -- 19.3%
  1,000,000    A      Atlanta Urban Residential Finance
Authority,
                        Multi-Family Housing Revenue,
(Cascade Pines
                        Housing Project), 6.250% due
9/1/10(c)                           1,002,500
    250,000    A      Cobb County Housing Authority
Refunding,
                        (Signature Place Project), Series A,
                        6.875% due 10/1/17
257,500

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                GEORGIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Housing: Multi-Family -- 19.3% (continued)
                      De Kalb County Housing Authority,
Multi-Family Housing
                        Revenue, Series A:
 $1,000,000    NR         Friendly Hills Apartments, FHA-
Insured,
                            7.050% due 1/1/39(c)
$1,055,000
    300,000    AAA        Valley Brook Apartments Project,
Revenue Refunding,
                            MBIA-Insured, 7.750% due 1/1/26
318,375
  1,000,000    A      Fulton County Multi-Family Housing
Authority Revenue,
                        (Concorde Place Apartment Project),
                        6.300% due 7/1/16(c)
993,750
  1,000,000    AAA    Marietta Multi-Family Housing
Authority Revenue,
                        Country Oaks Apartments, GNMA-
Collateralized,
                        6.050% due 10/20/16(c)
987,500
------------------------------------------------------------
---------------------------------------

4,614,625
------------------------------------------------------------
---------------------------------------
Housing: Single-Family -- 8.3%
    180,000    AAA    Fulton County Housing Authority,
Single-Family Mortgage
                        Revenue, Series A, GNMA-
Collateralized,
                        6.600% due 3/1/28(c)
184,500
    350,000    AA+    Georgia State Housing Finance
Authority, Single-Family
                        Mortgage Revenue, Series A, FHA-
Insured,
                        6.600% due 12/1/23(c)
356,125
    345,000    AA+    Georgia State Residential Finance
Authority, Home
                        Ownership Mortgage, Series A, FHA-
Insured,
                        7.250% due 12/1/21(c)
366,131
    500,000    AAA    Puerto Rico Housing Bank and Finance
Agency, Single-Family
                        Mortgage, Afford Housing Mortgage,
Portfolio I,
                        GNMA/FNMA-Collateralized, 6.250% due
4/1/29(c)                     506,250
    550,000    AAA    Virgin Islands Housing Finance
Authority, Single-Family
                        Mortgage, Series A, GNMA-
Collateralized,
                        6.450% due 3/1/16(c)
557,562
------------------------------------------------------------
---------------------------------------

1,970,568
------------------------------------------------------------
---------------------------------------
Industrial Development -- 2.2%
    500,000    A1*    Savannah EDA, (Union Camp Corp.
Project), IDR,
                        6.150% due 3/1/17
517,500
------------------------------------------------------------
---------------------------------------
Miscellaneous -- 2.4%
    500,000    BBB    Puerto Rico Housing Bank and Finance
Agency, Kidder,
                        7.500% due 12/1/06(b)
566,250
------------------------------------------------------------
---------------------------------------
Pollution Control -- 8.5%
    400,000    AAA    Burke County Development Authority
PCR, (Oglethorpe
                        Power Corp. Vogtle Project), MBIA-
Insured,
                        7.500% due 1/1/03
437,000

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                GEORGIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Pollution Control -- 8.5% (continued)
 $  500,000    A      Monroe County Development Authority
PCR,
                        (Oglethorpe Power Corp. Scherer
Project),
                        Series A, 6.800% due 1/1/12
$  556,875
  1,000,000    NR     Rockdale County Development Authority,
Solid Waste
                        Disposal Revenue, (Visy Paper
Project),
                        7.500% due 1/1/26
1,038,750
------------------------------------------------------------
---------------------------------------

2,032,625
------------------------------------------------------------
---------------------------------------
Public Facilities --- 5.7%
    250,000    AAA    Butts County COP, MBIA-Insured, 6.750%
due 12/1/14                   270,625
  1,100,000    AAA    Cobb-Marietta Counties Coliseum and
Exhibit Hall Authority
                        Revenue, MBIA-Insured, 5.625% due
10/1/26                        1,093,125
------------------------------------------------------------
---------------------------------------

1,363,750
------------------------------------------------------------
---------------------------------------
Short-Term (d) -- 11.3%
    300,000    VMIG1* Barstow County Development Authority
PCR, (Georgia Power
                        Co. Bowen Project), 1st Series,
4.000% due 6/1/23                  300,000
    800,000    VMIG1* Burke County Development Authority
PCR, (Georgia Power
                        Co. Vogtle Project), 4th Series,
4.000% due 9/1/25                 800,000
    800,000    VMIG1* Georgia State Hospital Finance
Authority Revenue, (Pooled
                        Hospital Loan Program), 3.850% due
3/1/01                          800,000
    800,000    VMIG1* Putnam County Development Authority
PCR, (Georgia Power
                        Co. Project), 1st Series, 4.000% due
6/1/23                        800,000
------------------------------------------------------------
---------------------------------------

2,700,000
------------------------------------------------------------
---------------------------------------
Transportation -- 4.7%
    250,000    AAA    Metro Atlanta Rapid Transit Authority
Revenue Refunding,
                        Series P, AMBAC-Insured, 6.250% due
7/1/20                         265,313
  1,000,000    A      Puerto Rico Commonwealth Highway &
Transportation
                        Authority Revenue, Series Y, 5.000%
due 7/1/36                     853,750
------------------------------------------------------------
---------------------------------------

1,119,063
------------------------------------------------------------
---------------------------------------
Utilities -- 9.4%
    600,000    AAA    Georgia Municipal Electric Authority
Power Revenue,
                        Series EE, AMBAC-Insured, 7.250% due
1/1/24(b)                     717,750
    500,000    A-     Georgia Municipal Gas Authority
Revenue, (Southern
                        Storage Gas Project), 6.300% due
7/1/09                            523,750
  1,000,000    AA     Hogansville Combined Public Utility
System,
                        Asset Guaranty Insured, 5.850% due
10/1/15                         995,000
------------------------------------------------------------
---------------------------------------

2,236,500
------------------------------------------------------------
---------------------------------------

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                GEORGIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Water & Sewer -- 6.1%
 $  625,000    AAA    Douglasville-Douglas County Water &
Sewer Authority
                        Revenue, AMBAC-Insured, 5.625% due
6/1/15                      $   622,656
    300,000    AAA    Fulton County Water & Sewer Revenue,
FGIC-Insured,
                        6.375% due 1/1/14
325,125
    500,000    AAA    Milledgeville Water & Sewer Revenue,
FSA-Insured,
                        6.000% due 12/1/21
516,250
------------------------------------------------------------
---------------------------------------

1,464,031
------------------------------------------------------------
---------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost-- $23,423,060**)
$23,860,731
============================================================
=======================================

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                 OHIO PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Education -- 5.8%
 $  200,000    AAA    Lakeview Local School District, AMBAC-
Insured,
                        6.900% due 12/1/14
$  223,000
    100,000    AA-    Ohio State Higher Education Facilities
Revenue,
                        Case Western University, 6.000% due
10/1/22                        100,000
    100,000    AAA    Strongville City Schools Improvement,
AMBAC-Insured,
                        6.000% due 12/1/14
103,375
------------------------------------------------------------
---------------------------------------

426,375
------------------------------------------------------------
---------------------------------------
General Obligation -- 22.4%
    150,000    A1*    Avon Lake City School District GO,
6.250% due 12/1/19                156,750
    500,000    AAA    Cleveland GO, AMBAC-Insured, 5.500%
due 9/1/16(b)                    490,625
    250,000    AA     Columbiana County GO, Asset Guaranty
Insured,
                        6.600% due 12/1/17
261,563
    105,000    AAA    Columbus Sewer Improvement #28, 6.000%
due 5/1/12                    109,200
    325,000    AAA    Lucas County GO, AMBAC-Insured, 5.400%
due 12/1/15                   315,250
    300,000    AAA    Summit County Addiction & Mental
Health Facilities,
                        AMBAC-Insured, 6.400% due 12/1/14
319,875
------------------------------------------------------------
---------------------------------------

1,653,263
------------------------------------------------------------
---------------------------------------
Hospitals -- 19.1%
    350,000    BBB-   Green Springs Health Care Facilities
Revenue,
                        (St. Francis Health Care Center
Project),
                        Series A, 7.125% due 5/15/25
368,375
                      Miami County Hospital Facilities,
Refunding &
                        Improvement, Upper Valley Medical
Center:
    500,000    BBB        Series A, 6.375% due 5/15/26
491,875
    550,000    BBB        Series C, 6.250% due 5/15/13
545,875
------------------------------------------------------------
---------------------------------------

1,406,125
------------------------------------------------------------
---------------------------------------
Housing: Multi-Family -- 7.7%
    250,000    Aaa*   Cuyahoga County Multi-Family Housing
Revenue,
                        Dalebridge Apartments, GNMA-
Collateralized,
                        FHA Supported, 6.500% due
10/20/20(c)                              254,063
    300,000    Aaa*   Kent Multi-Family Housing Revenue,
Silver Meadows,
                        GNMA-Collateralized, FHA Supported,
                        7.150% due 12/20/26(c)
316,875
------------------------------------------------------------
---------------------------------------

570,938
------------------------------------------------------------
---------------------------------------

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                 OHIO PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Housing: Single-Family -- 10.8%
                      Ohio Housing Finance Agency
Residential Mortgage,
                        GNMA-Collateralized:
 $   80,000    AAA        Series A, Long Option Period,
6.000% due 2/1/16              $    80,537
    250,000    AAA        Series A-1, 6.100% due 9/1/14
250,625
                          Series A-2:
    225,000    AAA          6.125% due 9/1/24 (c)
219,656
    240,000    AAA          6.625% due 3/1/26 (c)
245,400
------------------------------------------------------------
---------------------------------------

796,218
------------------------------------------------------------
---------------------------------------
Industrial Development -- 2.0%
    150,000    Aa3*   Toledo-Lucas County Port Authority
Revenue Refunding,
                        (Cargill Inc. Project), 5.900% due
12/1/15                         149,625
------------------------------------------------------------
---------------------------------------
Miscellaneous -- 5.1%
    200,000    AAA    Ohio State Building Authority,
Juvenile Correction Facility,
                        Series A, AMBAC-Insured, 6.600% due
10/1/14                        215,750
    150,000    AAA    Puerto Rico Public Buildings Authority
Revenue,
                        AMBAC-Insured, 6.250% due 7/1/15
161,813
------------------------------------------------------------
---------------------------------------

377,563
------------------------------------------------------------
---------------------------------------
Short-Term (d) -- 5.4%
    400,000    A-1+   Paulding County Solid Waste Disposal
Revenue,
                        (Lafarge Corp. Project), 3.250% due
8/1/26                         400,000
------------------------------------------------------------
---------------------------------------
Solid Waste -- 6.8%
    500,000    NR     Ohio State Solid Waste Revenue,
Republic Engineered
                        Steels Inc., 9.000% due 6/1/21(b)(c)
500,625
------------------------------------------------------------
---------------------------------------
Utilities -- 2.9%
    195,000    AAA    Cleveland Public Power System, First
Mortgage,
                        Series B, MBIA-Insured, 7.000% due
11/15/17                        212,304
------------------------------------------------------------
---------------------------------------
Water & Sewer -- 12.0%
    100,000    AAA    Cleveland Water Works Revenue, First
Mortgage,
                        Series 92B, AMBAC-Insured, 6.250%
due 1/1/16 103,500
                      Ohio State Water Development
Authority:
    400,000    A        Broken Hill Project, 6.450% due
9/1/20(c)                          409,500
    150,000    AAA      PCR, MBIA-Insured, 5.700% due
12/1/11                              151,688
    200,000    A-     Trumbull County Sewer Disposal
Revenue,
                        (General Motors Corp. Project),
6.750% due 7/1/14(c)               220,250
------------------------------------------------------------
---------------------------------------

884,938
------------------------------------------------------------
---------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost-- $7,168,565**)
$7,377,974
============================================================
=======================================

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                 PENNSYLVANIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
=======================================
Education -- 2.9%
 $1,000,000    AAA    Abington School District, GO
Unlimited, FGIC-Insured
                        6.000% due 5/15/21
$1,018,750
------------------------------------------------------------
---------------------------------------
Escrowed to Maturity (a) -- 5.8%
    340,000    AAA    Blair County Hospital Authority
Revenue, Altoona
                        Hospital, 6.900% due 7/1/08
367,625
    530,000    AAA    Cambria County Hospital Development
Authority,
                        Conemaugh Valley Memorial Hospital,
                        7.625% due 9/1/11
614,800
    435,000    AAA    Lewisburg Area School District
Building,
                        AMBAC-Insured, 9.750% due 2/15/04(b)
523,631
    325,000    AAA    Southeastern Greene School District,
                        9.375% due 7/1/03
370,906
    145,000    AAA    York County GO, Refunding, AMBAC-
Insured,
                        8.875% due 6/1/06
170,919
------------------------------------------------------------
---------------------------------------

2,047,881
------------------------------------------------------------
---------------------------------------
Finance -- 1.5%
    500,000    A      Pennsylvania State Finance Authority
Revenue
                        Refunding, (Municipal Capital Input
Project),
                        Societe Generale, 6.600% due 11/1/09
528,750
------------------------------------------------------------
---------------------------------------
General Obligation -- 2.0%
  1,255,000    AAA    Hazleton Area School District GO,
Series B,
                        FGIC-Insured, zero coupon due 3/1/25
232,175
    500,000    AAA    Luzerne County, GO Unlimited, FGIC-
Insured,
                        5.625% due 12/15/21
486,875
------------------------------------------------------------
---------------------------------------

719,050
------------------------------------------------------------
---------------------------------------
Hospitals -- 24.1%
    500,000    AAA    Allegheny Hospital Development
Authority,
                        (General Hospital Project), Series
A, MBIA-Insured,
                        6.250% due 9/1/20
512,500
  1,000,000    BBB    Allentown Area Hospital Authority
Revenue,
                        Sacred Heart Hospital, 6.750% due
11/15/14                       1,030,000
  1,000,000    BBB+   Hazelton Health Services Authority
Revenue,
                        St. Joseph's Medical Center, 6.200%
due 7/1/26                     948,750
  1,000,000    BBB    Horizon Hospital System Authority
Revenue,
                        Horizon Hospital Systems Inc.,
6.350% due 5/15/26                  976,250
  1,100,000    BBB-   McKean County Hospital Authority
Revenue, (Bradford
                        Hospital Project), 6.100% due
10/1/20                            1,062,875
  1,000,000    AA     Potter County Hospital Authority
Revenue,
                        Asset Guaranty Insured, 6.050% due
8/1/24                          993,750

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                 PENNSYLVANIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Hospitals -- 24.1% (continued)
 $  500,000    BBB    Puerto Rico Industrial, Tourist,
Educational,
                        Medical & Environmental Control
Facilities,
                        (Ryder Memorial Hospital Project),
Series A,
                        6.700% due 5/1/24
$  506,250
                      Scranton-Lackawanna Health & Welfare
                        Authority Revenue:
    500,000    NR         Allied Services Rehabilitation
Hospitals,
                          Project-A, 7.600% due 7/15/20
528,750
    500,000    AAA        University of Scranton Project,
                          AMBAC-Insured, 6.800% due
11/1/14(b)                             533,125
  1,050,000    A-     South Fork Municipal Authority
Hospital Revenue,
                        (Lee Hospital Project), Series A,
5.500% due 7/1/23                935,813
    500,000    AAA    Wayne County Hospital & Health
Facilities Authority,
                        County Guaranteed Hospital Revenue,
                        (Wayne Memorial Hospital Project),
MBIA-Insured,
                        6.250% due 7/1/14
515,000
------------------------------------------------------------
---------------------------------------

8,543,063
------------------------------------------------------------
---------------------------------------
Housing: Multi-Family -- 4.8%
  1,500,000    BBB+++  Montgomery County Redevelopment
Authority,
                        Multi-Family Housing Revenue, (KBF
Associates L.P.
                        Project), Series A, 6.375% due
7/1/12                            1,477,500
    205,000    AAA    Pittsburgh Urban Redevelopment
Authority, Mortgage
                        Revenue, Series B, 6.950% due
10/1/10(d)                           207,050
------------------------------------------------------------
---------------------------------------

1,684,550
------------------------------------------------------------
---------------------------------------
Housing: Single-Family -- 6.3%
                      Allegheny County Residential Mortgage
Refunding,
                        Single-Family Housing, GNMA-
Collateralized:
    975,000    Aaa*       6.875% due 5/1/26(d)
1,017,656
  2,000,000    Aaa*       Zero coupon due 5/1/27(d)
215,000
  1,000,000    AAA    Puerto Rico Single-Family Housing
Mortgage Revenue,
                        GNMA, FNMA & FHLMC-Collateralized,
                        6.250% due 4/1/29(d)
1,012,500
------------------------------------------------------------
---------------------------------------

2,245,156
------------------------------------------------------------
---------------------------------------
Industrial Development -- 11.6%
  1,000,000    Baa3*  Allegheny County IDA Revenue,
Refunding
                        Environmental Improvement, USX
Corp.,
                        6.700% due 12/1/20(b)
1,035,000
  1,000,000    A-     Bradford IDA Solid Waste,
International Paper Co.,
                        6.600% due 3/1/19(d)
1,040,000

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                 PENNSYLVANIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Industrial Development -- 11.6% (continued)
 $1,000,000    A-     Erie County IDA, Environmental
Improvement Revenue,
                        (International Paper Co. Project),
Series A, 7.625%
                        due 11/1/18(b)(c)
$1,115,000
  1,000,000    AAA    Philadelphia Authority for Industrial
Development
                        Lease Revenue, (City of Philadelphia
Project),
                        Series A, MBIA-Insured, 5.375% due
2/15/27                         926,250
------------------------------------------------------------
---------------------------------------

4,116,250
------------------------------------------------------------
---------------------------------------
Life-Care -- 6.7%
                      Montgomery County IDA, Retirement
                        Community Revenue:
  1,500,000    A-         Series A, 5.875% due 11/15/22
1,432,500
  1,000,000    A-         Series B, 5.625% due 11/15/12
953,750
------------------------------------------------------------
---------------------------------------

2,386,250
------------------------------------------------------------
---------------------------------------
Miscellaneous -- 8.5%
  1,000,000    AAA    Delaware County Authority Revenue,
(Elwyn Inc. Project)
                        CONNIE LEE-Insured, 5.500% due
6/1/20                              927,500
  1,000,000    AA     Northampton County IDA, (Moravian Hall
Square,
                        Project A), Asset Guaranty-Insured,
5.550% due 7/1/14              947,500
  1,000,000    BBB    Puerto Rico Housing Bank & Finance
Agency,
                        7.500% due 12/1/06
1,132,500
------------------------------------------------------------
---------------------------------------

3,007,500
------------------------------------------------------------
---------------------------------------
Pollution Control -- 4.3%
  1,000,000    AAA    Northampton County IDA, Metropolitan
Edison, Series A,
                        MBIA-Insured, 6.100% due 7/15/21
1,018,750
    500,000    BBB-   Pennsylvania Economic Development
Financing Authority,
                        Resource Recovery Revenue, (Culver
Project),
                        Series D, 7.150% due 12/1/18(c)
521,250
------------------------------------------------------------
---------------------------------------

1,540,000
------------------------------------------------------------
---------------------------------------
Pre-Refunded (e) -- 3.5%
    960,000    AAA    Philadelphia Hospital Revenue, (United
Hospital Inc.
                        Project), (Call 7/1/05 @ 100),
10.875% due 7/1/08(b)             1,227,600
------------------------------------------------------------
---------------------------------------
Short-Term (d) -- 2.8%
    100,000    VMIG2* Chester County IDA Revenue, (General
Motors Corp. Project),
                        2.900% due 8/1//01
100,000
    400,000    VMIG1* Pennsylvania State Higher Education
Health Services
                        Revenue, 3.450% due 11/15/35
400,000
    500,000    VMIG1* Puerto Rico Commonwealth Development
Bank
                        Revenue, 3.100% due 12/1/15
500,000
------------------------------------------------------------
---------------------------------------

1,000,000
------------------------------------------------------------
---------------------------------------

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Schedules of Investments (continued)
March 31, 1997
------------------------------------------------------------
--------------------

                                 PENNSYLVANIA PORTFOLIO
  FACE
 AMOUNT       RATING                   SECURITY
VALUE
============================================================
======================================
Solid Waste -- 3.6%
 $  250,000    A      Lancaster County Solid Waste
Management Authority,
                        Resource Recovery Systems Revenue
Landfill,
                        7.875% due 12/15/09
$   259,375
  1,000,000    A      New Morgan IDA Solid Waste Disposal,
Browning Ferris
                        Industries Inc., 6.500% due
4/1/19(c)                            1,027,500
------------------------------------------------------------
---------------------------------------

1,286,875
------------------------------------------------------------
---------------------------------------
Transportation -- 7.4%
                      Puerto Rico Commonwealth Highway &
                        Transportation Authority:
  1,000,000    A          5.500% due 7/1/15
968,750
    500,000    A          5.000% due 7/1/36
426,875
  1,200,000    Baa3*  Puerto Rico Ports Authority Revenue,
American Airlines,
                        Series A, 6.250% due 6/1/26(c)
1,207,500
------------------------------------------------------------
---------------------------------------

2,603,125
------------------------------------------------------------
---------------------------------------
Utilities -- 1.2%
    400,000    BBB    Guam Power Authority Revenue, Series
A,
                        6.750% due 10/1/24
414,000
------------------------------------------------------------
---------------------------------------
Water & Sewer -- 3.0%
  1,000,000    AAA    Philadelphia Water & Wastewater
Revenue,
                        MBIA-Insured, 6.250% due 8/1/12
1,077,500
------------------------------------------------------------
---------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost-- $34,906,899**)
$35,446,300
============================================================
=======================================

(a) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b) Security segregated by Custodian for open purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Bond is escrowed with U.S. government securities and is considered by the
    Manager to be triple-A rated even if the issuer has not applied for new ratings.
++  Fitch Investor Services, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 24 and 25 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Bond Ratings
------------------------------------------------------------
--------------------

All ratings are by Standard & Poor's Ratings Services
("Standard & Poor's"),
except that those identified by an asterisk (*) are rated by Moody's Investors
Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
      Capacity to pay interest and repay principal is extremely strong.

AA --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   --Bonds rated "A" have a strong capacity to pay interest
and repay
      principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa --Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
While the various
      protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa --Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   --Bonds that are rated "A" possess many favorable
investment attributes
      and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa --Bonds that are rated "Baa" are considered as medium grade obligations,
      i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  --Indicates that the bond is not rated by Standard &
Poor's or Moody's.

------------------------------------------------------------
--------------------
Short-Term Security Ratings
------------------------------------------------------------
--------------------

SP-1   --Standard & Poor's highest rating indicating very
strong or strong
         capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)
         sign.

A-1    --Standard & Poor's highest commercial paper and
variable-rate demand
         obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted
         with a plus (+) sign.

P-1    --Moody's highest rating for commercial paper and for
VRDO prior to the
         advent of the VMIG 1 rating.

VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.

VMIG 2 --Moody's second highest rating for issues having a demand feature --
         VRDO.

------------------------------------------------------------
--------------------
Security Descriptions
------------------------------------------------------------
--------------------

ABAG             --Association of Bay Area Governments
AIG              --American International Guaranty
AMBAC            --AMBAC Indemnity Corporation
BAN              --Bond Anticipation Notes
BIG              --Bond Investors Guaranty
CGIC             --Capital Guaranty Insurance Company
CHFCLI           --California Health Facility Construction
Loan Insurance
CONNIE LEE       --College Construction Loan Insurance
Association
COP              --Certificate of Participation
EDA              --Economic Development Authority
ETM              --Escrowed to Maturity
FGIC             --Financial Guaranty Insurance Company
FHA              --Federal Housing Administration
FHLMC            --Federal Home Loan Mortgage Corporation
FLAIRS           --Floating Adjustable Interest Rate
Securities
FNMA             --Federal National Mortgage Association
FRTC             --Floating Rate Trust Certificates
FSA              --Financial Security Assurance
GIC              --Guaranteed Investment Contract
GNMA             --Government National Mortgage Association
GO               --General Obligation
HDC              --Housing Development Corporation
HFA              --Housing Finance Authority
IDA              --Industrial Development Authority
IDB              --Industrial Development Board
IDR              --Industrial Development Revenue
INFLOS           --Inverse Floaters
LOC              --Letter of Credit
MBIA             --Municipal Bond Investors Assurance
Corporation
MVRICS           --Municipal Variable Rate Inverse Coupon
Security
PCR              --Pollution Control Revenue
RAN              --Revenue Anticipation Notes
RIBS             --Residual Interest Bonds
RITES            --Residual Interest Tax-Exempt Securities
SYCC             --Structured Yield Curve Certificate
TAN              --Tax Anticipation Notes
TECP             --Tax-Exempt Commercial Paper
TOB              --Tender Option Bonds
TRAN             --Tax and Revenue Anticipation Notes
VA               --Veterans Administration
VRWE             --Variable Rate Wednesday Demand

------------------------------------------------------------
--------------------
Statements of Assets and Liabilities
March 31, 1997
------------------------------------------------------------
--------------------


Georgia         Ohio        Pennsylvania

Portfolio      Portfolio       Portfolio
============================================================
===================================
ASSETS:
   Investments, at value (Cost -- $23,423,060,
     $7,168,565 and $34,906,899, respectively)      $
23,860,731   $ 7,377,974    $ 35,446,300
   Cash
78,709         1,043          67,038
   Receivable for securities sold
2,787,554            --       2,456,790
   Interest receivable
372,713       125,390         682,065
   Receivable for Fund shares sold
32,227            --         163,402
   Receivable from manager (Note 4)
--        13,636              --
------------------------------------------------------------
-----------------------------------
   Total Assets
27,131,934     7,518,043      38,815,595
------------------------------------------------------------
-----------------------------------
LIABILITIES:
   Payable for securities purchased
2,013,757            --       2,341,379
   Payable for Fund shares purchased
4,250         9,152              --
   Management fees payable
3,050            --              --
   Distribution fees payable
2,811         1,184           4,958
   Accrued expenses
38,201        22,997          27,455
------------------------------------------------------------
-----------------------------------
   Total Liabilities
2,062,069        33,333       2,373,792
------------------------------------------------------------
-----------------------------------
Total Net Assets
$25,069,865    $7,484,710     $36,441,803
============================================================
===================================
NET ASSETS:
   Par value of shares of beneficial interest         $
2,010      $    613         $ 2,881
   Capital paid in excess of par value
24,633,622     7,235,510      35,911,513
   Undistributed (overdistributed) net
     investment income
(2,571)       17,697          (2,321)
   Accumulated net realized gain (loss)
     from security transactions
(867)       21,481          (9,671)
   Net unrealized appreciation of investments
437,671       209,409         539,401
------------------------------------------------------------
-----------------------------------
Total Net Assets
$25,069,865    $7,484,710     $36,441,803
============================================================
===================================
Shares Outstanding:
   Class A
1,161,885       249,880       1,196,551
   ---------------------------------------------------------
-----------------------------------
   Class B
589,582       295,546       1,230,812
   ---------------------------------------------------------
-----------------------------------
   Class C
258,538        67,336         453,441
   ---------------------------------------------------------
-----------------------------------
Net Asset Value:
   Class A (and redemption price)
$12.48        $12.23          $12.66
   ---------------------------------------------------------
-----------------------------------
   Class B*
$12.47        $12.20          $12.64
   ---------------------------------------------------------
-----------------------------------
   Class C**
$12.46        $12.21          $12.64
   ---------------------------------------------------------
-----------------------------------
Class A Maximum Public Offering Price Per Share
   (Net asset value plus 4.17% of net asset value)
$13.00        $12.74          $13.19
============================================================
===================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See
Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note
4).

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Statements of Operations                       For the Year
Ended March 31, 1997
------------------------------------------------------------
--------------------


Georgia         Ohio        Pennsylvania

Portfolio      Portfolio       Portfolio
============================================================
===================================
INVESTMENT INCOME:
    Interest                                         $
1,263,158     $  511,404    $ 2,051,666
------------------------------------------------------------
-----------------------------------
EXPENSES:
    Management fees (Note 4)
95,176         38,738        152,982
    Distribution fees (Note 4)
80,162         37,294        153,996
    Shareholder and system servicing fees
18,850         15,270         24,417
    Audit and legal
16,000         13,600         16,159
    Shareholder communications
10,700          7,900         12,000
    Pricing service fees
5,300          4,300          6,000
    Registration fees
5,000          5,400          7,202
    Trustees' fees
3,500          3,600          3,221
    Custody
2,200          1,100          4,800
    Other
3,000          3,100          4,245
------------------------------------------------------------
-----------------------------------
    Total Expenses
239,888        130,302        385,022
    Less: Management fee waiver and
          expense reimbursement (Note 4)
88,259         52,374        152,982
------------------------------------------------------------
-----------------------------------
    Net Expenses
151,629         77,928        232,040
------------------------------------------------------------
-----------------------------------
Net Investment Income
1,111,529        433,476      1,819,626
------------------------------------------------------------
-----------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales
16,393,428      6,444,643     40,355,381
      Cost of securities sold
16,265,849      6,423,141     40,348,421
------------------------------------------------------------
-----------------------------------
    Net Realized Gain
127,579         21,502          6,960
------------------------------------------------------------
-----------------------------------
    Change in Net Unrealized Appreciation
    of Investments:
      Beginning of year
588,454        157,371        450,439
      End of year
437,671        209,409        539,401
------------------------------------------------------------
-----------------------------------
    Increase (Decrease) in Net
      Unrealized Appreciation
(150,783)        52,038         88,962
------------------------------------------------------------
-----------------------------------
Net Gain (Loss) on Investments
(23,204)        73,540         95,922
------------------------------------------------------------
-----------------------------------
Increase in Net Assets From Operations               $
1,088,325     $  507,016    $ 1,915,548
============================================================
===================================

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Statements of Changes in Net Assets                For the
Years Ended March 31,
------------------------------------------------------------
--------------------

Georgia Portfolio                                      1997
1996
============================================================
===================
OPERATIONS:
   Net investment income                            $
1,111,529     $   777,391
   Net realized gain
127,579          87,317
   Increase (decrease) in net unrealized
    appreciation
(150,783)        313,712
------------------------------------------------------------
-------------------
   Increase in Net Assets From Operations
1,088,325       1,178,420
------------------------------------------------------------
-------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income
(1,099,230)       (786,513)
   Net realized gains
(122,390)        (62,942)
------------------------------------------------------------
-------------------
   Decrease in Net Assets From
      Distributions to Shareholders
(1,221,620)       (849,455)
------------------------------------------------------------
-------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares
9,113,953       9,072,752
   Net asset value of shares issued
    for reinvestment of dividends
778,557         553,165
   Cost of shares reacquired
(2,808,135)     (4,202,205)
------------------------------------------------------------
-------------------
   Increase in Net Assets From
     Fund Share Transactions
7,084,375       5,423,712
------------------------------------------------------------
-------------------
Increase in Net Assets
6,951,080       5,752,677
NET ASSETS:
   Beginning of year
18,118,785      12,366,108
------------------------------------------------------------
-------------------
   End of year*
$25,069,865     $18,118,785
============================================================
===================
* Includes overdistributed net investment income of:
$(2,571)       $(14,870)
============================================================
===================

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Statements of Changes in Net Assets (continued)
------------------------------------------------------------
--------------------
                                                   For the
Years Ended March 31,
Ohio Portfolio
1997          1996
============================================================
====================
OPERATIONS:
   Net investment income                               $
433,476    $  397,606
   Net realized gain
21,502        44,113
   Increase (decrease) in net unrealized appreciation
52,038        (1,214)
------------------------------------------------------------
--------------------
   Increase in Net Assets From Operations
507,016       440,505
------------------------------------------------------------
--------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income
(445,978)     (379,858)
   Net realized gains
(15,321)          (42)
------------------------------------------------------------
--------------------
   Decrease in Net Assets From
      Distributions to Shareholders
(461,299)     (379,900)
------------------------------------------------------------
--------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares
1,261,552     4,195,758
   Net asset value of shares issued
      for reinvestment of dividends
325,281       282,773
   Cost of shares reacquired
(3,041,733)   (1,033,839)
------------------------------------------------------------
--------------------
   Increase (Decrease) in Net Assets From
      Fund Share Transactions
(1,454,900)    3,444,692
------------------------------------------------------------
--------------------
Increase (Decrease) in Net Assets
(1,409,183)    3,505,297

NET ASSETS:
   Beginning of year
8,893,893     5,388,596
------------------------------------------------------------
--------------------
   End of year*
$7,484,710    $8,893,893
============================================================
====================
* Includes undistributed net investment income of:
$17,697       $30,199
============================================================
====================

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Statements of Changes in Net Assets (continued)
------------------------------------------------------------
--------------------

                                                   For the
Years Ended March 31,
Pennsylvania Portfolio                                1997
1996
============================================================
====================
OPERATIONS:
   Net investment income                          $
1,819,626     $  1,213,416
   Net realized gain
6,960          190,854
   Increase in net unrealized appreciation
88,962           24,753
------------------------------------------------------------
-------------------
   Increase in Net Assets From Operations
1,915,548        1,429,023
------------------------------------------------------------
-------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income
(1,826,062)      (1,250,241)
   Net realized gains
--          (96,147)
------------------------------------------------------------
-------------------
   Decrease in Net Assets From
      Distributions to Shareholders
(1,826,062)      (1,346,388)
------------------------------------------------------------
-------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares
9,408,115       17,277,337
   Net asset value of shares issued
      for reinvestment of dividends
1,155,353          900,287
   Cost of shares reacquired
(3,871,277)      (4,761,052)
------------------------------------------------------------
-------------------
   Increase in Net Assets From
      Fund Share Transactions
6,692,191       13,416,572
------------------------------------------------------------
-------------------
Increase in Net Assets
6,781,677       13,499,207

NET ASSETS:
   Beginning of year
29,660,126       16,160,919
------------------------------------------------------------
-------------------
   End of year*
$36,441,803      $29,660,126
============================================================
===================
* Includes overdistributed net investment
  income of:
$(2,321)         $(1,108)
============================================================
===================

                       See Notes to Financial Statements.

------------------------------------------------------------
--------------------
Notes to Financial Statements
------------------------------------------------------------
--------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Georgia, Ohio and Pennsylvania Portfolios
("Portfolios") are separate
investment portfolios of the Smith Barney Muni Funds
("Fund"). The Fund, a
Massachusetts business trust, is registered under the Investment Company Act of
1940, as amended, as a non-diversified, open-end management investment company and consists of these Portfolios and six other separate investment portfolios:
Florida, New York, National, Limited Term, California Money
Market and New York
Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income,
adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the
Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations.
Accordingly, a portion of overdistributed net investment income amounting to
$4,586 was reclassified to paid-in capital for the Pennsylvania Portfolio. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

------------------------------------------------------------
--------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
--------------------

     2. PORTFOLIO CONCENTRATION

     Since each Portfolio invests primarily in obligations of issuers within either Georgia, Ohio or Pennsylvania, each portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The
Portfolios pay SBMFM a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM waived all of its management fees for the Ohio and Pennsylvania
Portfolios and waived a portion of its fee for the Georgia Portfolio for the year ended March 31, 1997. In addition, SBMFM has agreed to reimburse the Ohio
Portfolio for certain expenses totaling $13,636 for the year ended March 31,
1997.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of
Fund shares. For the year ended March 31, 1997, SB received sales charges of approximately $145,000 on purchases of the Portfolios' Class
A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase.

     For the year ended March 31, 1997, CDSCs paid to SB were approximately:

Portfolio                                    Class B
Class C
============================================================
====================
Georgia                                      $18,000
$1,000
------------------------------------------------------------
--------------------
Ohio                                          30,000
1,000
------------------------------------------------------------
--------------------
Pennsylvania                                  27,000
--
------------------------------------------------------------
--------------------

------------------------------------------------------------
--------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
--------------------

     Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The
Portfolios also pay a
distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.


     For the year ended March 31, 1997, total Distribution
Plan fees incurred
were:

Portfolio                                Class A
Class B        Class C
============================================================
==================
Georgia                                  $17,632
$42,074        $20,456
------------------------------------------------------------
------------------
Ohio                                       5,732
25,312          6,250
------------------------------------------------------------
------------------
Pennsylvania                              20,872
96,814         36,310
============================================================
==================
     All officers and two Trustees of the Fund are employees of SB.

     5. INVESTMENTS

     During the year ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                       Georgia         Ohio
Pennsylvania
                                      Portfolio
Portfolio      Portfolio
============================================================
==================
Purchases                            $20,445,560
$4,674,909    $46,029,450
------------------------------------------------------------
------------------
Sales                                 16,393,428
6,444,643     40,355,381
============================================================
==================

     At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        Georgia         Ohio
Pennsylvania
                                       Portfolio
Portfolio      Portfolio
============================================================
==================
Gross unrealized appreciation           $521,152
$214,748      $ 688,800
Gross unrealized depreciation            (83,481)
(5,339)      (149,399)
------------------------------------------------------------
------------------
Net unrealized appreciation             $437,671
$209,409      $ 539,401
============================================================
==================

     6. SHARES OF BENEFICIAL INTEREST

     At March 31, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

------------------------------------------------------------
------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
------------------

     At March 31, 1997, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                              Class A        Class
B        Class C
============================================================
==================
Georgia                              $14,230,148    $
7,240,287     $3,165,197
------------------------------------------------------------
------------------
Ohio                                   2,894,080
3,545,246        796,797
------------------------------------------------------------
------------------
Pennsylvania                          14,907,909
15,396,160      5,610,325
------------------------------------------------------------
------------------

     Transactions in shares of each class were as follows:

                                    Year Ended
Year Ended
                                  March 31, 1997
March 31, 1996
                               ---------------------    ----
-----------------
Georgia Portfolio               Shares       Amount
Shares       Amount
============================================================
==================
Class A
Shares sold                     457,524   $ 5,795,183
329,410   $ 4,143,887
Shares issued on reinvestment    33,287       419,038
24,570       308,463
Shares redeemed                (108,171)   (1,364,400)
(278,738)   (3,443,532)
------------------------------------------------------------
------------------
Net Increase                    382,640   $ 4,849,821
75,242   $ 1,008,818
============================================================
==================
Class B
Shares sold                     202,325   $ 2,540,756
252,969   $ 3,190,010
Shares issued on reinvestment    17,331       218,224
10,810       136,165
Shares redeemed                 (66,812)     (843,932)
(37,761)     (480,144)
------------------------------------------------------------
------------------
Net Increase                    152,844   $ 1,915,048
226,018   $ 2,846,031
============================================================
==================
Class C
Shares sold                      61,542   $   778,014
139,440   $ 1,738,855
Shares issued on reinvestment    11,251       141,295
8,613       108,537
Shares redeemed                 (47,652)     (599,803)
(21,760)     (278,529)
------------------------------------------------------------
------------------
Net Increase                     25,141   $   319,506
126,293   $ 1,568,863
============================================================
==================
Ohio Portfolio
============================================================
==================
Class A
Shares sold                      62,239   $   752,159
100,478   $ 1,246,540
Shares issued on reinvestment    12,822       157,361
10,596       130,155
Shares redeemed                (125,573)   (1,554,127)
(41,822)     (516,845)
------------------------------------------------------------
------------------
Net Increase (Decrease)         (50,512)  $  (644,607)
69,252   $   859,850
============================================================
==================
Class B
Shares sold                      32,302   $   398,997
202,242   $ 2,495,050
Shares issued on reinvestment    11,136       136,537
9,992       122,694
Shares redeemed                (103,577)   (1,269,532)
(27,239)     (331,647)
------------------------------------------------------------
------------------
Net Increase (Decrease)         (60,139)  $  (733,998)
184,995   $ 2,286,097
============================================================
==================
Class C
Shares sold                       9,045   $   110,396
37,400   $   454,168
Shares issued on reinvestment     2,560        31,383
2,437        29,924
Shares redeemed                 (17,667)     (218,074)
(15,046)     (185,347)
------------------------------------------------------------
------------------
Net Increase (Decrease)          (6,062)  $   (76,295)
24,791   $   298,745
============================================================
==================

------------------------------------------------------------
--------------------
Notes to Financial Statements (continued)
------------------------------------------------------------
--------------------

                                     Year Ended
Year Ended
                                   March 31, 1997
March 31, 1996
                                ---------------------   ----
-----------------
Pennsylvania Portfolio          Shares       Amount
Shares       Amount
============================================================
==================
Class A
Shares sold                     307,459   $ 3,903,533
547,143   $ 7,020,582
Shares issued on reinvestment    42,485       539,870
34,618       441,224
Shares redeemed                 (91,821)   (1,170,767)
(286,500)   (3,684,082)
------------------------------------------------------------
------------------
Net Increase                    258,123   $ 3,272,636
295,261   $ 3,777,724
============================================================
==================
Class B
Shares sold                     328,162   $ 4,153,859
681,907   $ 8,724,282
Shares issued on reinvestment    35,686       452,643
24,518       312,971
Shares redeemed                (174,300)   (2,226,160)
(56,465)     (718,691)
------------------------------------------------------------
------------------
Net Increase                    189,548   $ 2,380,342
649,960   $ 8,318,562
============================================================
==================
Class C
Shares sold                     106,472   $ 1,350,723
118,898   $ 1,532,473
Shares issued on reinvestment    12,840       162,840
11,472       146,092
Shares redeemed                 (37,197)     (474,350)
(28,320)     (358,279)
------------------------------------------------------------
------------------
Net Increase                     82,115   $ 1,039,213
102,050   $ 1,320,286
============================================================
==================

     7. CAPITAL LOSS CARRYFORWARD

     At March 31, 1997, the Pennsylvania Portfolio had, for
Federal income tax
purposes, approximately $9,700 of loss carryforwards available to offset future capital gains through March 31, 2005. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

------------------------------------------------------------
------------------
Financial Highlights
------------------------------------------------------------
------------------
For a share of each class of beneficial interest outstanding throughout each year:

                                         Class A Shares
Class B Shares
                                  --------------------------
------     ------------------------------
Georgia Portfolio                  1997        1996
1995(1)      1997        1996    1995(2)(3)
============================================================
=========================================
Net Asset Value,
  Beginning of Year               $12.50      $12.10
$12.00      $12.50      $12.11      $12.27
------------------------------------------------------------
-----------------------------------------
Income From Operations:
  Net investment income (4)         0.69        0.70
0.62        0.62        0.64        0.49
  Net realized and unrealized
     gain (loss)                    0.04        0.45
0.10*       0.04        0.45       (0.16)*
------------------------------------------------------------
-----------------------------------------
Total Income From Operations        0.73        1.15
0.72        0.66        1.09        0.33
------------------------------------------------------------
-----------------------------------------
Less Distributions From:
  Net investment income            (0.67)      (0.70)
(0.62)      (0.61)      (0.65)      (0.49)
  Net realized gains               (0.08)      (0.05)
--         (0.08)      (0.05)       --
------------------------------------------------------------
-----------------------------------------
Total Distributions                (0.75)      (0.75)
(0.62)      (0.69)      (0.70)      (0.49)
------------------------------------------------------------
-----------------------------------------
Net Asset Value,
  End of Year                     $12.48      $12.50
$12.10      $12.47      $12.50      $12.11
------------------------------------------------------------
-----------------------------------------
Total Return                        5.95%       9.67%
6.29%++     5.33%       9.08%       2.88%++
------------------------------------------------------------
-----------------------------------------
Net Assets,
  End of Year (000s)             $14,495      $9,744
$8,520      $7,354      $5,461      $2,551
------------------------------------------------------------
-----------------------------------------
Ratios to Average Net Assets:
  Expenses (4)#                     0.48%       0.38%
0.28%+      1.00%       0.92%       0.85%+
  Net investment income             5.49        5.57
5.43+       4.97        5.20        5.37+
------------------------------------------------------------
-----------------------------------------
Portfolio Turnover Rate               81%         63%
34%         81%         63%         34%
============================================================
=========================================

(1) For the period from April 4, 1994 (inception date) to
March 31, 1995.
(2) On November 7, 1994, the former Class E shares were renamed Class B shares.
(3) For the period from June 15, 1994 (inception date) to
March 31, 1995.
(4) The manager has waived all or part of its fees for the years ended March 31,
    1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:


Expense Ratios
                      Net Investment Income       Without
Fee Waivers and/or
                       Per Share Decreases          Expense
Reimbursements#
                     -----------------------      ----------
----------------
                     1997     1996     1995        1997
1996     1995
                     -----    -----    -----      ------
-----    -----
    Class A          $0.04    $0.11    $0.12       0.90%
1.23%    1.20%+
    Class B           0.05     0.10     0.11       1.42
1.77     1.82+

*   Includes the net per share effect of shareholder sales
and redemptions
    activity during the period, most of which occurred at a
net asset value less
    than the net asset value at the beginning of the period.
#   As a result of voluntary expense limitations, expense
ratios would not
    exceed 0.80% and 1.30% for Class A and B shares,
respectively.
++  Total return is not annualized, as it may not be
representative of the total
    return for the year.
+   Annualized.

------------------------------------------------------------
--------------------
Financial Highlights (continued)
------------------------------------------------------------
--------------------
For a share of each class of beneficial interest outstanding throughout each year:

                                                       Class
C Shares
                                              --------------
-------------------
Georgia Portfolio                              1997
1996     1995(1)(2)
============================================================
===================
Net Asset Value, Beginning of Year            $12.49
$12.09      $12.06
------------------------------------------------------------
-------------------
Income From Operations:
  Net investment income (3)                     0.62
0.63        0.55
  Net realized and unrealized gain              0.03
0.46        0.04*
------------------------------------------------------------
-------------------
Total Income From Operations                    0.65
1.09        0.59
------------------------------------------------------------
-------------------
Less Distributions From:
  Net investment income                        (0.60)
(0.64)      (0.56)
  Net realized gains                           (0.08)
(0.05)       --
------------------------------------------------------------
-------------------
Total Distributions                            (0.68)
(0.69)      (0.56)
------------------------------------------------------------
-------------------
Net Asset Value, End of Year                  $12.46
$12.49      $12.09
------------------------------------------------------------
-------------------
Total Return                                    5.28%
9.12%       5.11%++
------------------------------------------------------------
-------------------
Net Assets, End of Year (000s)                $3,221
$2,914      $1,295
------------------------------------------------------------
-------------------
Ratios to Average Net Assets:
  Expenses (3)#                                 1.04%
0.97%       0.90%+
  Net investment income                         4.93
5.18        5.22+
------------------------------------------------------------
-------------------
Portfolio Turnover Rate                           81%
63%         34%
============================================================
===================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2) For the period from April 14, 1994 (inception date) to
March 31, 1995.
(3) The manager has waived all or part of its fees for the years ended March 31,
    1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:


Expense Ratios
                      Net Investment Income       Without
Fee Waivers and/or
                       Per Share Decreases          Expense
Reimbursements#
                     -----------------------      ----------
----------------
                     1997     1996     1995        1997
1996     1995
                     -----    -----    -----      ------
-----    -----
    Class C          $0.05    $0.10    $0.12       1.46%
1.82%    1.85%+

*   Includes the net per share effect of shareholder sales
and redemptions
    activity during the period, most of which occurred at a
net asset value less
    than the net asset value at the beginning of the period.
#   As a result of voluntary expense limitations, expense
ratios would not
    exceed 1.35% for Class C shares.
++  Total return is not annualized, as it may not be
representative of the total
    return for the year.
+   Annualized.

------------------------------------------------------------
--------------------
Financial Highlights (continued)
------------------------------------------------------------
--------------------
For a share of each class of beneficial interest outstanding throughout each year:

                                         Class A Shares
Class B Shares
                                  --------------------------
------     ------------------------------
Ohio Portfolio                     1997        1996
1995(1)      1997        1996    1995(2)(3)
============================================================
=========================================
Net Asset Value,
  Beginning of Year               $12.20      $11.97
$12.00      $12.18      $11.96      $12.02
------------------------------------------------------------
-----------------------------------------
Income From Operations:
  Net investment income (4)         0.67        0.71
0.52        0.60        0.63        0.47
  Net realized and unrealized
     gain (loss)                    0.05        0.19
(0.07)*      0.06        0.21       (0.10)*
------------------------------------------------------------
-----------------------------------------
Total Income From Operations        0.72        0.90
0.45        0.66        0.84        0.37
------------------------------------------------------------
-----------------------------------------
Less Distributions From:
  Net investment income            (0.67)      (0.67)
(0.48)      (0.62)      (0.62)      (0.43)
  Net realized gains               (0.02)      (0.00)**
--         (0.02)      (0.00)**     --
------------------------------------------------------------
-----------------------------------------
Total Distributions                (0.69)      (0.67)
(0.48)      (0.64)      (0.62)      (0.43)
------------------------------------------------------------
-----------------------------------------
Net Asset Value,
  End of Year                     $12.23      $12.20
$11.97      $12.20      $12.18      $11.96
------------------------------------------------------------
-----------------------------------------
Total Return                        6.06%       7.65%
4.04%++     5.52%       7.10%       3.31%++
------------------------------------------------------------
-----------------------------------------
Net Assets,
  End of Year (000s)              $3,056      $3,665
$2,766      $3,607      $4,334      $2,041
------------------------------------------------------------
-----------------------------------------
Ratios to Average Net Assets:
  Expenses (4)#                     0.61%       0.30%
0.20%+      1.13%       0.83%       0.72%+
  Net investment income             5.33        5.86
5.75+       4.81        5.44        5.10+
------------------------------------------------------------
-----------------------------------------
Portfolio Turnover Rate               57%         42%
44%         57%         42%         44%
============================================================
=========================================

(1) For the period from June 13, 1994 (inception date) to
March 31, 1995.
(2) On November 7, 1994, the former Class E shares were renamed Class B shares.
(3) For the period from June 14, 1994 (inception date) to
March 31, 1995.
(4) The manager has waived all of its fees and reimbursed expenses of $13,636,
    $59,614 and $41,401 for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:


Expense Ratios
                      Net Investment Income
Without Fee Waivers
                       Per Share Decreases          Expense
Reimbursements#
                     -----------------------      ----------
----------------
                     1997     1996     1995        1997
1996     1995
                     -----    -----    -----      ------
-----    -----
    Class A          $0.09    $0.16    $0.21       1.22%
1.58%    1.91%+
    Class B           0.08     0.11     0.25       1.74
2.14     2.43+

*   Includes the net per share effect of shareholder sales
and redemptions
    activity during the period, most of which occurred at a
net asset value less
    than the net asset value at the beginning of the period. ** Amount represents less than $0.01 per share.
#   As a result of voluntary expense limitations, expense
ratios would not
    exceed 0.80% and 1.30% for Class A and B shares,
respectively.
++  Total return is not annualized, as it may not be
representative of the total
    return for the year.
+   Annualized.

------------------------------------------------------------
--------------------
Financial Highlights (continued)
------------------------------------------------------------
--------------------
For a share of each class of beneficial interest outstanding throughout each year:

                                                       Class
C Shares
                                              --------------
-------------------
Ohio Portfolio                                 1997
1996     1995(1)(2)
============================================================
===================
Net Asset Value, Beginning of Year            $12.19
$11.96      $12.02
------------------------------------------------------------
-------------------
Income From Operations:
  Net investment income (3)                     0.59
0.63        0.46
  Net realized and unrealized gain (loss)       0.06
0.21       (0.09)*
------------------------------------------------------------
-------------------
Total Income From Operations                    0.65
0.84        0.37
------------------------------------------------------------
-------------------
Less Distributions From:
  Net investment income                        (0.61)
(0.61)      (0.43)
  Net realized gains                           (0.02)
(0.00)**     --
------------------------------------------------------------
-------------------
Total Distributions                            (0.63)
(0.61)      (0.43)
------------------------------------------------------------
-------------------
Net Asset Value, End of Year                  $12.21
$12.19      $11.96
------------------------------------------------------------
-------------------
Total Return                                    5.48%
7.14%       3.28%++
------------------------------------------------------------
-------------------
Net Assets, End of Year (000s)                  $822
$895        $582
------------------------------------------------------------
-------------------
Ratios to Average Net Assets:
  Expenses (3)#                                 1.17%
0.89%       0.77%+
  Net investment income                         4.77
5.37        5.09+
------------------------------------------------------------
-------------------
Portfolio Turnover Rate                           57%
42%         44%
============================================================
===================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2) For the period from June 14, 1994 (inception date) to
March 31, 1995.
(3) The manager has waived all of its fees and reimbursed expenses of $13,636,
    $59,614 and $41,401 for the years ended March 31, 1997 and 1996, and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:


Expense Ratios
                      Net Investment Income
Without Fee Waivers
                       Per Share Decreases          Expense
Reimbursements#
                     -----------------------      ----------
----------------
                     1997     1996     1995        1997
1996     1995
                     -----    -----    -----      ------
-----    -----
    Class C          $0.08    $0.16    $0.25       1.78%
2.20%    2.48%+

*   Includes the net per share effect of shareholder sales
and redemptions
    activity during the period, most of which occurred at a
net asset value less
    than the net asset value at the beginning of the period. ** Amount represents less than $0.01 per share.
#   As a result of voluntary expense limitations, expense
ratios would not
    exceed 1.35% for Class C shares.
++  Total return is not annualized, as it may not be
representative of the total
    return for the year.
+   Annualized.

------------------------------------------------------------
--------------------
Financial Highlights (continued)
------------------------------------------------------------
--------------------
For a share of each class of beneficial interest outstanding throughout each year:

                                         Class A Shares
Class B Shares
                                  --------------------------
------     ------------------------------
Pennsylvania Portfolio             1997       1996(1)
1995(2)(3)    1997       1996(1)  1995(4)(5)
============================================================
=========================================
Net Asset Value,
  Beginning of Year               $12.62      $12.40
$12.00      $12.61      $12.39      $12.35
------------------------------------------------------------
-----------------------------------------
Income From Operations:
  Net investment income (6)         0.71        0.70
0.67        0.65        0.64        0.51
  Net realized and
     unrealized gain                0.04        0.29
0.35*       0.03        0.29        0.01*
------------------------------------------------------------
-----------------------------------------
Total Income From Operations        0.75        0.99
1.02        0.68        0.93        0.52
------------------------------------------------------------
-----------------------------------------
Less Distributions From:
  Net investment income            (0.71)      (0.72)
(0.62)      (0.65)      (0.66)      (0.48)
  Net realized gains                --         (0.05)
--          --         (0.05)       --
------------------------------------------------------------
-----------------------------------------
Total Distributions                (0.71)      (0.77)
(0.62)      (0.65)      (0.71)      (0.48)
------------------------------------------------------------
-----------------------------------------
Net Asset Value,
  End of Year                     $12.66      $12.62
$12.40      $12.64      $12.61      $12.39
------------------------------------------------------------
-----------------------------------------
Total Return                        6.11%       8.08%
8.82%++     5.56%       7.61%       4.48%++
------------------------------------------------------------
-----------------------------------------
Net Assets,
  End of Year (000s)             $15,152     $11,847
$7,974      $15,559     $13,131      $4,850
------------------------------------------------------------
-----------------------------------------
Ratios to Average Net Assets:
  Expenses (6)#                     0.37%       0.38%
0.29%+      0.88%       0.88%       0.82%+
  Net investment income             5.66        5.57
5.76+       5.15        5.07        5.31+
------------------------------------------------------------
-----------------------------------------
Portfolio Turnover Rate              122%         88%
38%        122%         88%         38%
============================================================
=========================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3) For the period from April 4, 1994 (inception date) to
March 31, 1995.
(4) On November 7, 1994, the former Class E shares were renamed Class B shares.
(5) For the period from June 20, 1994 (inception date) to
March 31, 1995.
(6) The manager has waived all of its fees for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:


Expense Ratios
                      Net Investment Income       Without
Fee Waivers and/or
                       Per Share Decreases          Expense
Reimbursements#
                     -----------------------      ----------
----------------
                     1997     1996     1995        1997
1996     1995
                     -----    -----    -----      ------
-----    -----
    Class A          $0.06    $0.07    $0.09       0.82%
0.93%    1.03%+
    Class B           0.06     0.07     0.08       1.33
1.44     1.58+

*   Includes the net per share effect of shareholder sales
and redemptions
    activity during the period, most of which occurred at a
net asset value less
    than the net asset value at the beginning of the period.
#   As a result of voluntary expense limitations, expense
ratios would not
    exceed 0.80% and 1.30% for Class A and B shares,
respectively.
++  Total return is not annualized, as it may not be
representative of the total
    return for the year.
+   Annualized.

------------------------------------------------------------
--------------------
Financial Highlights (continued)
------------------------------------------------------------
--------------------
For a share of each class of beneficial interest outstanding throughout each year:

                                                      Class
C Shares
                                             ---------------
------------------
Pennsylvania Portfolio                        1997
1996(1)   1995(2)(3)
============================================================
==================
Net Asset Value, Beginning of Year            $12.61
$12.39      $12.00
------------------------------------------------------------
-----------------
Income From Operations:
  Net investment income (4)                     0.64
0.64        0.59
  Net realized and unrealized gain              0.04
0.29        0.36*
------------------------------------------------------------
-----------------
Total Income From Operations                    0.68
0.93        0.95
------------------------------------------------------------
-----------------
Less Distributions From:
  Net investment income                        (0.65)
(0.66)      (0.56)
  Net realized gains                            --
(0.05)       --
------------------------------------------------------------
-----------------
Total Distributions                            (0.65)
(0.71)      (0.56)
------------------------------------------------------------
-----------------
Net Asset Value, End of Year                  $12.64
$12.61      $12.39
------------------------------------------------------------
-----------------
Total Return                                    5.51%
7.56%       8.14%++
------------------------------------------------------------
-----------------
Net Assets, End of Year (000s)                $5,731
$4,682      $3,337
------------------------------------------------------------
-----------------
Ratios to Average Net Assets:
  Expenses (4)#                                 0.94%
0.94%       0.86%+
  Net investment income                         5.09
5.00        5.04+
------------------------------------------------------------
-----------------
Portfolio Turnover Rate                          122%
88%         38%
============================================================
====================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) On November 7, 1994, the former Class B shares were renamed Class C shares.
(3) For the period from April 5, 1994 (inception date) to
March 31, 1995.
(4) The manager has waived all of its fees for the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:


Expense Ratios
                      Net Investment Income       Without
Fee Waivers and/or
                       Per Share Decreases          Expense
Reimbursements#
                     -----------------------      ----------
----------------
                     1997     1996     1995        1997
1996     1995
                     -----    -----    -----      ------
-----    -----
    Class C          $0.06    $0.07    $0.09       1.39%
1.49%    1.56%+

*   Includes the net per share effect of shareholder sales
and redemptions
    activity during the period, most of which occurred at a
net asset value less
    than the net asset value at the beginning of the period.
#   As a result of voluntary expense limitations, expense
ratios would not
    exceed 1.35% for Class C shares.
++  Total return is not annualized, as it may not be
representative of the total
    return for the year.
+   Annualized.

------------------------------------------------------------
--------------------
Independent Auditors' Report
------------------------------------------------------------
--------------------

To the Shareholders and Board of Trustees of the Georgia, Ohio and Pennsylvania Portfolios of Smith Barney Muni Funds:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Georgia, Ohio and Pennsylvania
Portfolios of Smith Barney Muni Funds as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from April 4, 1994 (commencement of operations) to March 31, 1995 with respect to the Georgia and Pennsylvania Portfolios, and for the period from
June 13, 1994 (commencement of operations) to March 31, 1995 with respect to the
Ohio Portfolio. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March
31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Georgia, Ohio and
Pennsylvania Port folios of Smith Barney Muni Funds as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from April 4, 1994 to March 31, 1995 with respect to the Georgia and
Pennsylvania Portfolios, and for the period from June 13, 1994 to March 31, 1995 with respect to the Ohio Portfolio, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

New York, New York
May 14, 1997

------------------------------------------------------------
--------------------
Tax Information (unaudited)
------------------------------------------------------------
--------------------

     For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1997:

         o Long-term capital gain distributions paid:

           Georgia Portfolio                     $122,390
           Ohio Portfolio                          15,321

         o Percentage of dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes:

           Georgia Portfolio                       99.40%
           Ohio Portfolio                         100.00
           Pennsylvania Portfolio                  99.31

                     (This page intentionally left blank.)

Smith Barney
Muni Funds

Trustees
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl, Emeritus

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Larry T. McDermott
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Smith Barney
------------
A Member of Travelers Group [LOGO]

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney
Muni Funds: Georgia, Ohio and
Pennsylvania Portfolios. It is not
authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013


FD0798 5/97